INVESTOR GUIDE

INVESTMENT A SHARES
INVESTMENT B SHARES

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Huntington Situs Small Cap Fund

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SEPTEMBER 27, 2002

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INVESTMENT A SHARES PROSPECTUS
INVESTMENT B SHARES PROSPECTUS

Huntington Situs Small Cap Fund

SEPTEMBER 27, 2002

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The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

Huntington Funds

How to Read This Prospectus

The Huntington Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds).The Funds have various investment goals and strategies. This prospectus gives you important information about the Investment A Shares and Investment B Shares of the Huntington Situs Small Cap Fund, that you should know before investing. The Fund also offers Trust Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review the important information you should know about investing in the Fund.

Introduction

3
Fund Summary, Investment Strategy and Risks

4	Situs Small Cap Fund

Shareholder Information

9	Distribution of the Fund
10	Distribution Plan (12b-1 Fees)
11	Sales Charges
12	Contingent Deferred Sales Charges
13	Purchasing Shares
15	Exchanging Shares
17	Redeeming Shares
More About the Fund

19	Management of the Trust
19	Dividends and Distributions
20	Tax Consequences
20	Financial Highlights
21	Investment Practices
27	Glossary of Investment Risks

For more information about the Huntington Funds, please see the back cover of this Prospectus

This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

Introduction

Huntington Situs Small Cap Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Huntington Funds is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank. It is not insured by the FDIC or any other government agency.

The Fund has a strategy for pursuing its investment goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. The Fund’s investment goal is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding shares. The Fund’s investment strategy is not fundamental and may be changed by the Trust’s Board of Trustees.

The portfolio manager invests the Fund’s assets in a way that he or she believes will help the Fund achieve its goal .A manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause the Fund to underperform other funds with similar objectives.

Fund Summary, Investment Strategy and Risks

Situs Small Cap Fund

Fund Summary

Investment Goal

To seek long-term capital appreciation

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Investment Focus

Diversified portfolio of equity securities of small capitalization companies

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Principal Investment Strategy

Attempts to identify domestic and foreign companies whose geographic, political, and/or demographic situs positions them to outperform other companies

Share Price Volatility

Moderate to High

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Investment Strategy The Huntington Situs Small Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of small capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks which, if rated, will be investment grade at the time of investment.

Under normal market conditions, the Adviser invests at least 80% of the Fund’s assets in equity securities of small capitalization companies. Small capitalization companies are defined as those companies with a market capitalization, at the time of investment, that is included in the S&P Small Cap 600 Index (as of August 30, 2002, the smallest company in the index had a market capitalization of $29 million, the largest company had a market capitalization of $2.5 billion and the weighted average market capitalization was $843 million). Up to 20% of the Fund’s assets may be invested in equity securities of mid- to large-capitalization companies. The Fund may also invest up to 20% of its assets in foreign securities, including ADRs, GDRs and EDRs, as defined in the “Investment Practices” section.

In managing the Fund’s portfolio, the Adviser emphasizes both growth and value in seeking small cap companies with above-average growth potential or with temporarily depressed prices. As a result, the Fund invests in a blend of both “growth” and “value” stocks. The Adviser utilizes a screening process that identifies companies based on situs, which is one or more geographical locations that are positioned and likely to allow the companies to outperform those in other locations. Examples of situs advantages include favorable political, social or economic factors or population demographics, such as a state or country that is reducing taxes or experiencing beneficial demographic changes. For instance, the Fund may invest in a certain type of company located in a state that is reducing its business tax because the tax reduction may result in lower costs for the company and allow it to sell products more competitively at lower prices or realize a higher profit on sales. Similarly, if a state is experiencing a growing population, then certain types of financial services companies or real estate-related investments may benefit from the service needs and housing demands of this population growth.

The Adviser also employs fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis focuses on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. This process is utilized to identify the most attractive companies and to evaluate the growth potential of these companies. On an ongoing basis, the Adviser monitors the Fund’s existing positions to determine benefits of retaining a particular security.

The Adviser applies a top down strategy in stock selection to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors, industries or markets may provide relatively higher performance. The Adviser also uses portfolio optimization programs to enhance risk/return potential. These programs analyze and characterize the industry exposure of multi-industry companies in an attempt to balance the industry diversification of the portfolio to achieve certain risk/return models. The Fund may employ option strategies which utilize puts and/or calls although these strategies are not the primary means by which the Adviser seeks to add value.

The Fund’s foreign investments are generally in developed countries. Companies in developed countries may be grouped together in broad categories called business sectors. The Adviser may emphasize certain business sectors in the portfolio that exhibit stronger growth potential or higher profit margins. The Fund may choose to invest up to 20% of its assets in companies located in emerging markets. In selecting emerging market countries, the Adviser reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Adviser then analyzes companies located in particular emerging market countries.

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The Fund actively trades its portfolio securities in an attempt to achieve its investment goal. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses).Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

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Because the Fund refers to equity securities of small capitalization companies in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in equity securities of small capitalization companies.

The Fund may also invest in certain other equity securities in addition to those described above, although none are anticipated to be principal investments.

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For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

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Investor Profile

Long-term investors seeking capital appreciation

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What are the main risks of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses—value and growth stocks of primarily smaller companies in both domestic and foreign markets—will underperform other kinds of investments or market averages. Foreign Investment Risk: Investing in foreign markets involves greater risk than investing in the United States. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A performance bar chart and table for the Fund will be provided after the Fund has been in operation for a full calendar year.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholders Fees	Investment A	Investment B
(fees paid directly from your investment)	Shares	Shares

Maximum Sales Charge (Load) Imposed on Purchase
(as a percentage of offering price)*	5.75%	0%

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**	0%	5.00%

Redemption Fee
(as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses	Investment A	Investment B
(expenses deducted from the Fund’s assets)	Shares	Shares

Investment Advisory Fees	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%

Other Expenses	1.01%	0.76%

Total Annual Fund Operating Expenses	2.01%	2.51%

*	This sales charge varies depending upon how much you invest. See “Distribution of the Funds—Sales Charges.”
**	If you sell Investment A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “Distribution of the Funds—Sales Charges.”
***	Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years

Investment A Shares	$767	$1169
Investment B Shares
If you do not sell your shares:	$254	$782
If you sell your shares at the
end of the period:	$754	$1082

Shareholder Information

Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider if the Fund is appropriate for your particular financial situation, risk tolerance and goals .As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

Choosing a Share Class

The Fund offers different classes of Fund Shares, each of which has different expenses and other characteristics. Two classes of Fund Shares—Investment A and Investment B—are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between Investment A and Investment B Shares:

Investment A

  Front-end sales charges, as described below under “Sales Charges.”
  Distribution (12b-1) fees of 0.25% of a Fund’s average daily net assets.
  A non-Rule 12b-1 shareholder servicing fee of 0.25% of a Fund’s average daily net assets.

Investment B

  No front-end sales charge.
  Distribution (12b-1) fees of 1.00% of a Fund’s average daily net assets.
  A contingent deferred sales charge, as described below.
  Automatic conversion to Investment A Shares after eight years, thus reducing future annual expenses.

For the projected expenses of each share class, see the section entitled “Fees and Expenses” earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Investment B shareholders could end up paying more expenses over the long term than if they had paid a sales charge on their initial investment.

The Funds also offer Trust Shares, which have their own expense structures. Trust Shares are available only to fiduciary, advisory, agency and other similar clients of The Huntington National Bank and its affiliates or correspondent banks.

For purchases of $1 million or greater, the sales charge for Investment A Shares is waived. As a result, if you are making an initial investment of $1 million or more, the lower operating expenses of Investment A Shares may make them a better choice for you than Investment B Shares.

Distribution of the Fund

Edgewood Services, Inc., whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Fund.

In connection with the sale of Investment A Shares, the Distributor collects the applicable sales charge and, if the sale is made through a registered broker-dealer, generally pays the selling broker-dealer up to 90% of that amount. The Distributor retains any portion not paid to a broker-dealer. The Distributor also collects any applicable contingent deferred sales charges in connection with the redemption of Investment B Shares and retains the amounts collected. The Distributor uses these funds to pay banks, including The Huntington Bank and its affiliates, for providing sales and/or administrative services on behalf of its customers who purchase Investment A Shares or Investment B Shares.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Distribution Plan (12b-1 Fees)

Edgewood Services Inc., (Distributor), serves as the Fund’s distributor and markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. and is not affiliated with Huntington Asset Advisors, Inc. Consistent with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution Plan which permits the Trust to pay brokers, dealers and other financial institutions distribution and/or administrative services fees (12b-1 fees) in connection with the sale and distribution of Investment A Shares and Investment B Shares and the provision of shareholder services to such classes of shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

For the Fund offered by this Prospectus, the maximum 12b-1 fee is 0.25% of the applicable Funds Investment A Shares average daily net assets and 1.00% of the Fund’s Investment B Shares average daily net assets. For Investment A Shares, fees are accrued daily, payable quarterly and calculated on an annual basis. For Investment B Shares, fees are accrued daily, payable monthly and calculated on an annual basis.

Investment A Shares are also subject to a non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Sales Charges

Purchases of Investment A Shares of any of the Funds are subject to front-end sales charges.

Investment A Shares Sales Charges and Quantity Discounts

Amount of Transaction	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of Net Amount Invested

$0-$49,999	5.75%	6.10%
$50,000-$99,999	4.75%	4.99%
$100,000-$249,999	4.00%	4.17%
$250,000-$499,999	3.50%	3.63%
$500,000-$749,999	2.95%	3.04%
$750,000-$1,000,000	2.20%	2.25%
Over $1,000,000	0.00%*	0.00%*

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* Redemptions of these shares within one year of the date of purchase will be subject to a contingent deferred sales charge of 1.00%.

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Quantity discounts and other reductions may also apply in certain special situations described below. If you think you qualify, please call the Huntington Funds at (800) 253-0412. The Distributor will reduce or eliminate the sales charge, as applicable, once it confirms your qualification.

No sales charges will apply to purchases of Investment A Shares made:

  Through the automatic reinvestment of dividends and capital gains distributions
  By current Trustees and officers of the Trust, their spouses and immediate family members
  By current officers, directors and employees of Huntington Bancshares Incorporated (HBI) or its subsidiaries, their spouses and immediate family members
  By retired officers and employees of HBI or its subsidiaries and their spouses
  By participants in certain financial services programs offered by HBI subsidiaries
  By members of certain affinity groups which have entered into arrangements with the Adviser or the Distributor
  By investors who have sold shares of a Huntington Equity or Income Fund within the last 30 days (not available more than once)

Reduced sales charges on Investment A Shares (based on the quantity discounts noted above) will apply to purchases made:

  By investors whose multiple investments over time in the same Fund total an amount subject to a quantity discount
  By investors whose investment in a Fund, plus investments by their spouse and children under 21 made at the same time, total an amount subject to a quantity discount
  By investors who sign a letter of intent to invest at least $100,000 total in the Equity or Income Funds within a 13-month period
  By investors whose investments in multiple Funds at the same time total an amount subject to a quantity discount
  By trustees or fiduciaries whose investments on behalf of a single trust estate or fiduciary account total an amount subject to a quantity discount

More information about these reductions is provided in the Statement of Additional Information.

Contingent Deferred Sales Charges

Purchases of Investment B Shares are not subject to any front-end sales charges; however, we will assess a contingent deferred sales charge (CDSC) when you redeem Investment B Shares, based on the amount of time you have held those shares as follows:

Year of Redemption
(based on purchase date)	All Funds

Year 1	5.00%
Year 2	4.00%
Year 3	3.00%
Year 4	3.00%
Year 5	2.00%
Year 6	1.00%
Year 7 or later	0.00%

For each redemption, we will first redeem shares which are not subject to CDSCs, if any, and then shares which you have held for the longest period of time. The applicable CDSC will then be charged on the lesser of current market value and the original cost of the Investment B Shares being redeemed.

No CDSC will apply to redemptions of shares:

  Acquired through dividend or capital gains reinvestments
  Redeemed in order to meet Internal Revenue Code minimum required distributions from Individual Retirement Accounts (IRAs) redeemed following the death of the shareholder in whose name such shares are held
  Upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.
  Withdrawn under the Fund’s systematic withdrawal plan but limited to 10% annually of the initial value of the account.

Purchasing Shares

You may purchase Investment A Shares or Investment B Shares of the Fund offered by this prospectus on any business day when both the Federal Reserve Bank and the New York Stock Exchange are open. In connection with the sale of a Fund’s Investment A Shares or Investment B Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder.

What Shares Cost

The offering price of an Investment A Share is its net asset value (determined after the order is considered received), plus any applicable sales charge. The offering price of an Investment B Share is simply its net asset value (determined after the order is considered received).The Trust calculates the net asset value per share for each Fund as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time) on each day that the Exchange is open.

The Trust calculates net asset value by valuing securities held based on market value. These valuation methods are more fully described in the Trust’s Statement of Additional Information.

Your order for purchase is priced at the next net asset value calculated after your order is received. In order to purchase Investment A Shares or Investment B Shares of a Fund on a particular day, the Trust must receive payment before 4:00 p.m. (Eastern Time) that day.

Additional Information

Orders placed through an intermediary, such as your Huntington Personal Banker or The Huntington Investment Company, must be received and transmitted to the Trust before the applicable cut-off time in order for shares to be purchased that day. It is the intermediary’s responsibility to transmit orders promptly, however, you should allow sufficient time for orderly processing and transmission.

The Trust reserves the right to suspend the sale of shares of any of the Funds temporarily and the right to refuse any order to purchase shares of any of the Funds.

If the Trust receives insufficient payment for a purchase, it will cancel the purchase and may charge you a fee. In addition, you will be liable for any losses incurred by the Trust in connection with the transaction.

Investment B Shares Conversion Feature

Once you hold Investment B Shares for eight years, they will automatically convert tax-free into Investment A Shares of the same Fund. After the conversion, you will have the same dollar value investment, although you may have more or less shares due to differences in the net asset values of Investment A Shares and Investment B Shares.

Investment A Shares carry lower distribution (12b-1) fees than Investment B Shares. Although Investment A Shares also carry a front-end sales charge, you will not incur any sales charges upon conversion.

How to Buy Investment A Shares or Investment B Shares

1.	Minimum investment requirements:
	•	$1,000 for initial investments outside the Systematic Investment Program
	•	$50 for initial investments through the Systematic Investment Program
	•	$50 for subsequent investments
2.	Call
	•	Huntington Funds at (800) 253-0412
	•	The Huntington Investment Company at (800) 322-4600
	•	Your Huntington Personal Banker
3.	Make payment
	•	By check payable to the applicable Huntington Fund and share class (e.g. Huntington Situs Small Cap Fund—Investment B Shares) to: Huntington Funds P.O. Box 6110 Indianapolis, IN 46206-6110

Note: Checks must be made payable to the Huntington Funds. Third party checks will not be accepted.

(The Trust will treat your order as having been received once the Trust receives your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Trust, or the Trust’s transfer agent.)

OR

  By Federal funds wire to:
  Huntington National Bank NA
  ABA #044000024
  Huntington Funds
  Account #01892195216
  Shareholder Name Shareholder
  Account Number

(The Trust will treat your order as having been received immediately upon receipt by the Trust’s transfer agent)

OR

  By check or Federal funds wire, through your Huntington Investment Representative, which is processed by National Financial Services LLC according to its policies and procedures
  Through the Systematic Investment Program
  (Once you become a participant in the Program, your investments will be made automatically at your requested intervals)

Other methods of acceptable payment are discussed in the Statement of Additional Information.

Systematic Investment Program

You may invest on a regular basis in Investment A Shares or Investment B Shares through the Systematic Investment Program. To participate, you must open an account with the Trust by calling (800) 253-0412,The Huntington Investment Company, or your Personal Banker, request and complete and application, and invest at least $50 at periodic intervals.*

* Minimum investment requirements may be different for Huntington Investment Company accounts.

Once you have signed up for the Program, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in Investment A Shares or Investment B Shares of the Fund or Funds you specify. Purchases of Investment A Shares through the Program will be assessed the applicable sales charge. Your participation in the Program may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Exchanging Shares

On any business day when both the Federal Reserve Bank and the New York Stock Exchange are open, you may exchange Shares of all other Huntington Funds for the same class of Shares of any other Huntington Fund offering such Shares.

Additional Information

In order to exchange shares of a Fund on a particular day, the Trust must receive your request before 4:00 p.m. (Eastern Time) that day. The information in this Prospectus refers only to the Fund offered herein. Please refer to the prospectus that corresponds to the Fund you are exchanging.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days’ prior notice.

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of a Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The Statement of Additional Information contains more information about exchanges.

Exchanging Investment A Shares

For Investment A Shares, the Trust makes exchanges at net asset value (determined after the order is considered received), plus any applicable sales charges.

Exchange Out Of	Exchange Into	Sales Charge

Any Money Market Fund	Any Money Market Fund	NO
Any Money Market Fund	Any Equity or Income Fund	YES—See “Sales Charges”
Any Income or Equity Fund	Any Money Market, Equity or Income Fund	NO

Exchanging Investment B Shares

For Investment B Shares, the Trust makes exchanges at net asset value (determined after the order is considered received) without any contingent deferred sales charge.

Once you make an exchange, the Trust carries over the holding period of your exchanged Investment B Shares to your new Investment B Shares for purposes of calculating any CDSC upon redemption.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements
	•	You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.
2.	Call (You must have completed the appropriate section on your account application)
	•	Huntington Funds at (800) 253-0412
	•	The Huntington Investment Company at (800) 322-4600
	•	Your Huntington Personal Banker OR Write
	•	Huntington Funds P.O. Box 6110 Indianapolis, IN 46206-6110

3.	Provide the required information
	•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
	•	Specify the Investment A Shares or Investment B Shares class
	•	Your account number
	•	The name and address on your account
	•	The dollar amount or number of shares to be exchanged
	•	Name of the Fund into which you wish to make the exchange (exchange INTO)—(Make sure this Fund offers the applicable class of shares)
•

Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a signature guarantee in order to make an exchange)

Redeeming Shares

You may redeem Investment A or Investment B Shares on any business day when both the Federal Reserve Bank and the New York Stock Exchange are open.

Additional Information

The price at which the Trust will redeem an Investment A Share will be its net asset value (determined after the order is considered received).The price at which the Trust will redeem an Investment B Share will be its net asset value (determined after the order is considered received), less any applicable contingent deferred sales charge (CDSC).All Funds offering Investment B Shares are subject to CDSCs.

The Trust calculates the net asset value per share as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time). See “Purchasing Shares—What Shares Cost.”

In order to redeem Investment A or Investment B Shares on a particular day, the Trust must receive your request before 4:00 p.m. (Eastern Time).

Usually proceeds will be wired or a check will be mailed the following business day after net asset value is next determined. Redemption requests made through The Huntington Investment Company or a Huntington Personal Banker will be promptly submitted to the Trust. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record.

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of shares of any of the Funds temporarily under extraordinary market conditions such as market closures or suspension of trading by the Securities and Exchange Commission. The Trust also reserves the right to postpone payment for more than seven days where payment for shares to be redeemed has not yet cleared.

The Trust may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.

Redemption of Accounts with Balances Under $1,000

Due to the high cost of maintaining accounts with low balances, if your account balance in the Fund falls below $1,000, the Trust may choose to redeem those shares, subject to any applicable CDSCs, and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in a Fund’s net asset value. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

How to Redeem Investment A Shares or Investment B Shares

1.	Call (You must have completed the appropriate section on your account application)
	•	Huntington Funds at (800) 253-0412;
	•	The Huntington Investment Company at (800) 322-4600; or
	•	Your Huntington Personal Banker OR Write
	•	Huntington Funds P.O. Box 6110 Indianapolis, IN 46206-6110 OR
2.	Provide the required information
	•	The name of the Fund from which you wish to redeem shares
	•	Specify the Investment A Shares or Investment B Shares class
	•	Your account number
	•	The name and address on your account
	•	Your bank’s wire transfer information (for wire transfers)
	•	The dollar amount or number of shares you wish to redeem
•

Your signature (for written requests)

(If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a signature guarantee in order to redeem)

Note: Proceeds from the redemption of Shares purchased by check,ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

Systematic Withdrawal Program

You may choose to receive periodic payments from redemptions of Investment A Shares or Investment B Shares, subject to any applicable CDSCs, of one or more Funds you hold through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Program by calling the Trust,The Huntington Investment Company or your Personal Banker, the Trust will automatically redeem shares from your account and electronically send the proceeds to the bank account you specify.

More About the Fund

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of the Huntington Funds’ business. Huntington Asset Advisors, Inc. (Huntington), whose address is Huntington Center,

41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to investment advisory agreements with the Trust.

Investment Adviser

Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Huntington Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Huntington Funds.

Huntington, a separate, wholly owned subsidiary of The Huntington National Bank is the investment advisor to the Huntington Funds. As of June 30, 2002, Huntington had assets under management of $9.5 billion. Huntington (and its predecessor) has served as investment adviser to the Funds since 1987.

The Huntington National Bank is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated (HBI), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. As of December 31, 2001,The Huntington National Bank had assets of $28.5 billion.

Through its portfolio management team, Huntington makes the day-to-day investment decisions and continuously reviews and administers the investment programs of the Fund.

The Huntington National Bank is also responsible for providing sub-administration, accounting and custodian services to the Trust. For Investment A Shares, Huntington also receives up to 0.25% of each Fund’s average daily net assets under its Administrative Service Agreement.

Huntington receives 0.75% of the Fund’s average daily net assets as part of the Investment Advisory Agreement.

Dividends and Distributions

The Fund declares and pays dividends on investment income, if any, annually.

The Fund also makes distributions of net capital gains, if any, at least annually.

If you purchase shares by check,ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust.

Distribution Options

All dividends and distributions payable to a holder of Investment A Shares or Investment B Shares will be automatically reinvested in additional shares of the same class of the Fund, unless the shareholder makes an alternative election. Shareholders may choose to receive all distributions in cash.

Shareholders may also choose to reinvest capital gains distributions, but receive all other distributions in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Fund offered by this Prospectus. The following is a brief summary of certain income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes

Taxation of Shareholder Transactions

An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares and, as with all sales, exchanges or redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.

Taxation of Distributions

The Fund offered by this prospectus intends to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt, or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price paid).

Avoid Withholding Tax

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

Financial Highlights

The Fund’s fiscal year end is December 31. As this is the Fund’s first fiscal year, financial information is not yet available.

Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about these and other securities in which the Fund may invest.

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Instrument	Risk Type

American Depository Receipts (ADRs): ADRs are foreign Shares	Market
of a company held by a U.S. bank that issues a receipt evidencing	Political
ownership. ADRs pay dividends in US dollars. Generally,ADRs	Foreign Investment
are designed for trading in the US securities markets.

Asset-Backed Securities: Securities backed by company	Pre-payment
receivables, home equity loans, truck and auto loans, leases,	Market
credit card receivables and other securities backed by other	Credit
types of receivables or assets.	Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn	Credit
on and accepted by a commercial bank. They generally have	Liquidity
maturities of six months or less.	Market

Bonds: Bonds or fixed income securities pay interest, dividends or	Market
distributions at a specified rate. The rate may be a fixed percentage	Credit
of the principal or adjusted periodically. In addition, the issuer	Liquidity
of a bond or a fixed income security must repay the principal amount of	Prepayment
the security, normally within a specified time. Bonds or fixed income securities provide more regular income than equity securities.
However, the returns on bonds or fixed income securities are limited and normally do not increase with the issuer’s earnings.
This limits the potential appreciation of bonds or fixed income securities as a compared to equity securities.

Call and Put Options: A call option gives the buyer the	Management
right to buy, and obligates the seller of the option to sell,	Liquidity
a security at a specified price. A put option gives the	Credit
buyer the right to sell, and obligates the seller of the	Market
option to buy, a security at a specified price. The Fund	Leverage
will sell only covered call and secured put options, and
may buy bonds’ existing option contracts known as
“closing transactions”.

Certificates of Deposit: Negotiable instruments with a	Market
stated maturity.	Credit
Liquidity
Commercial Paper: Secured and unsecured short-term promissory	Credit
notes issued by corporations and other entities. Their	Liquidity
maturities generally vary from a few days to nine months.	Market

Common Stock: Shares of ownership of a company.	Market

Convertible Securities: Bonds or preferred stock that	Market
convert to common stock.	Credit

Demand Notes: Securities that are subject to puts and	Market
standby commitments to purchase the securities at a fixed	Liquidity
price (usually with accrued interest) within a fixed	Management
period of time following demand by the Fund.

Derivatives: Instruments whose value is derived from an	Management
underlying contract, index or security, or any combination	Market
thereof, including futures, options (e.g., put and calls),	Credit
options on futures, swap agreements, and some	Liquidity
mortgage-backed securities.	Leverage

European Depositary Receipts (EDRs): EDRs, which are	Market
sometimes referred to as Continental Depositary Receipts, are	Political
securities, typically issued by a non-U.S. financial institution,	Foreign Investment
that evidence ownership interests in a security or a pool of securities issued by either a US or foreign issuer. Generally,
EDRs are designed for trading in European securities markets.

Foreign Securities: Stocks issued by foreign companies	Market
including ADRs, EDRs and GDRs as well as commercial	Political
paper of foreign issuers and obligations of foreign	Foreign Investment
governments, companies, banks, overseas branches of	Liquidity
US banks or supranational entities.

Forward Foreign Currency Contracts: An obligation to	Management
purchase or sell a specific amount of a currency at a	Liquidity
fixed future date and price set by the parties involved	Credit
at the time the contract is negotiated.	Market
Political
Leverage
Foreign Investment

Foreign Exchange Contracts: Spot currency trades whereby	Management
one currency is exchanged for another. The Fund may also	Liquidity
enter into derivative contracts in which a foreign currency	Credit
is an underlying contract.	Market
Political
Leverage
Foreign Investment

Futures and Related Options: A contract providing for the	Management
future sale and purchase of a specific amount of a specific	Market
security, class of securities, or index at a specified time	Credit
in the future and at a specified price. The aggregate value	Liquidity
of options on securities (long puts and calls) will not	Leverage
exceed 10% of the Fund’s net assets at the time it purchases the options. The Fund will limit obligations under futures,
options on futures, and options on securities to no more
than 25% of the Fund’s assets.

Global Depositary Receipts (GDRs): GDRs are securities,	Market
typically issued globally by a non-U.S. Financial institution,	Political
that evidence ownership interests in a security or a pool of	Foreign Investment
securities issued by either a US or foreign issuer. Generally,
GDRs are designed for trading in non-U.S. securities markets.

Illiquid Securities: Securities that ordinarily cannot be	Liquidity
sold within seven business days at the value the Fund has	Market
estimated for them. The Fund may invest up to 15% of its
total assets in illiquid securities.

Index-Based Securities: Index-based securities such as iShares	Market
Russell 2000 Index Fund, Standard & Poor’s Depository
Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock
(“NASDAQ 100s”), represent ownership in an investment
portfolio of common stocks designed to track the price,
performance and dividend yield of an index, such as the
Russell 2000 Index or the NASDAQ-100 Index.
Index-based securities entitle a holder to receive
proportionate quarterly cash distributions corresponding
to the dividends that accrue to the index stocks in the
underlying portfolio, less expenses.

Investment Company Securities: Shares of registered investment	Market
companies. These may include Huntington Money Market Funds
and other registered investment companies for which Huntington, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. The Fund may invest up to 5% of its assets in the Shares of any one registered investment company.
The Fund may not, however, own more than 3% of the securities of any one registered investment company or invest more than 10%
of its assets in the Shares of other registered investment companies.
As a shareholder of an investment company, the Fund will indirectly bear investment management fees of that investment company
which are in addition to the management fees that the fund pays to its own advisers.

Investment Grade Securities: Securities rated BBB or higher	Market
by Standard & Poor’s; Baa or better by Moody’s; similarly	Credit
rated by other nationally recognized statistical rating organizations;
or, if not rated, determined to be of comparably high
quality by the Adviser.

Limited Liability Companies: Entities such as limited	Market
partnerships, limited liability companies, business trusts and	Foreign Investment
companies organized outside the United States may issue
securities comparable to common or preferred stock.

Money Market Instruments: Investment-grade, US	Market
dollar-denominated debt securities with remaining maturities	Credit
of one year or less. These may include short-term US
government obligations, commercial paper and other
short-term corporate obligations, repurchase agreements
collateralized with US government securities, certificates
of deposit, bankers’ acceptances, and other financial
institution obligations. These securities may carry fixed
or variable interest rates.

Obligations of Supranational Agencies: Securities issued by	Credit
supranational agencies that are chartered to promote economic	Foreign Investment
development and are supported by various governments and
government agencies.

Options on Currencies: The Fund may buy put options and sell	Management
covered call options on foreign currencies (traded on US and	Liquidity
foreign exchanges or over-the-counter markets).A covered call	Credit
option means the Fund will own an equal amount of the underlying	Market
foreign currency. Currency options help the Fund manage its	Political
exposure to changes in the value of the US dollar relative	Leverage
to other currencies. If the Fund sells a put option on a foreign	Foreign Investment
currency, it will establish a segregated account with its
Custodian consisting of cash, US government securities
or other liquid high-grade bonds in an amount equal to the
amount the Fund would be required to pay if the put is exercised.

Preferred Stocks: Equity securities that generally pay	Market
dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of
liquidation. Preferred stock generally does not carry
voting rights.

Real Estate Investment (REITs): Pooled investment vehicles	Liquidity
which invest primarily in income producing real estate or	Management
real estate loans or interest.	Market
Regulatory
Tax
Prepayment
Real Estate/REIT

Repurchase Agreements: The purchase of a security and the	Market
simultaneous commitment to return the security to the seller	Leverage
at an agreed upon price on an agreed upon date. This is
treated as a loan.

Reverse Repurchase Agreements: The sale of a security and	Market
the simultaneous commitment to buy the security back at an	Leverage
agreed upon price on an agreed upon date. This is treated
as a borrowing by the Fund.

Restricted Securities: Securities not registered under the	Liquidity
Securities Act of 1933, such as privately placed commercial	Market
paper and Rule 144A securities.

Securities Lending: The Fund may lend up to 33 1 / 3 % of	Market
its total assets. Such loans must be collateralized by cash,	Liquidity
US government obligations or other high-quality debt	Leverage
obligations and marked to market daily.

Time Deposits: Non-negotiable receipts issued by a bank	Liquidity
in exchange for a deposit of money.	Credit
Market

Treasury Receipts: Treasury receipts,Treasury investment growth	Market
receipts, and certificates of accrual of Treasury securities.

Unit Investment Trusts: A type of investment vehicle, registered	Market
with the Securities and Exchange Commission under the
Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or
preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.

US Government Agency Securities: Securities issued by	Market
agencies and instrumentalities of the US government. These	Credit
include Ginnie Mae, Fannie Mae, and Freddie Mac.

US Treasury Obligations: Bills, notes, bonds, separately	Market
traded registered interest and principal securities,
and coupons under bank entry safekeeping.

Variable and Floating Rate Instruments: Obligations with	Credit
interest rates that are reset daily, weekly, quarterly or on	Liquidity
some other schedule. Such instruments may be payable to a	Market
Fund on demand.

Warrants: Securities that give the holder the right to buy	Market
a proportionate amount of common stock at a specified price.	Credit
Warrants are typically issued with preferred stock and bonds.

When-Issued Securities and Forward Commitments: A purchase of,	Market
or contract to purchase, securities at a fixed price for delivery	Leverage
at a future date.	Liquidity
Credit

Yankee Bonds and Similar Debt Obligations: US dollar denominated	Market
bonds issued by foreign corporations or governments. Sovereign	Credit
bonds are those issued by the government of a foreign country.	Foreign Investment
Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank.
Canadian bonds are those issued by Canadian provinces.

Zero-coupon Securities: Zero-coupon securities are debt obligations	Market
which are generally issued at a discount and payable in full at	Credit
maturity, and which do not provide for current payments of interest	Liquidity
prior to maturity.	Prepayment
Zero-coupon

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Glossary of Investment Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “What are the main risks of investing in this Fund?” in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Currency Risks: Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Additionally, the Fund makes significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU).Therefore, the exchange rate between the Euro and the US dollar will have a significant impact on the value of the Fund’s investments.

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Foreign Custodial Services and Related Investment Costs: Custodial services and other costs relating to investment in international securities markets are generally more expensive than in the US Such markets have settlement and clearance procedures that differ from those in the US In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

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Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the US dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay US dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

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Investment Style Risk. The risk that the particular type of investment on which the Fund focuses (such as small cap value stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

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Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of the Fund.

Management Risk. The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment & Call Risk. The risk that a security’s principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Small-Company Stock Risk. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

More information about the Funds is available free upon request, including the following:

Statement of Additional Information
Provides more detailed information about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (considered a legal part of) this Prospectus.

HUNTINGTON ASSET ADVISORS, INC., a wholly owned subsidiary of The Huntington National Bank, is the Adviser to the Huntington Funds.

EDGEWOOD SERVICES, INC. is the Distributor and is not affiliated with The Huntington National Bank.

For copies of the Statement of Additional Information, other information or for any other inquiries:

Call (800) 253-0412

Write
Huntington Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Log on to the Internet
The Huntington Funds’ website is at http://www.huntingtonfunds.com. The SEC’s website, http://www.sec.gov, contains text-only versions of the Huntington Funds documents.

Contact the SEC
Call (202) 942-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.

The Huntington Funds’ Investment Company Act registration number is 811-5010.

[Logo of Huntington Funds]

Huntington Funds Shareholder Services: 1-800-253-0412
The Huntington Investment Company, Member NASD/SIPC: 1-800-322-4600

* Not FDIC Insured * No Bank Guarantee * May Lose Value

27715 (9/02)

SEC File No. 811-5010

[Logo of Huntington Funds]

Huntington Funds Shareholder Services: 1-800-253-0412
The Huntington Investment Company, Member NASD/SIPC: 1-800-322-4600

27715 (9/02)

INVESTOR GUIDE

TRUST SHARES

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Huntington Situs Small Cap Fund

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SEPTEMBER 27, 2002

[Logo of Huntington Funds]

TRUST SHARES PROSPECTUS

Huntington Situs Small Cap Fund

SEPTEMBER 27, 2002

[Logo of Huntington Funds]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

Huntington Funds

How to Read This Prospectus

The Huntington Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds).The Funds have various investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Huntington Situs Small Cap Fund, that you should know before investing. The Fund also offers Investment A and Investment B Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review the important information you should know about investing in the Fund.

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Introduction

3
Fund Summary, Investment Strategy and Risks

4	Situs Small Cap Fund
Shareholder Information

8	Distribution of the Fund
8	Purchasing Shares
11	Exchanging Shares
12	Redeeming Shares
More About the Fund

14	Management of the Trust
14	Dividends and Distributions
15	Tax Consequences
15	Financial Highlights
16	Investment Practices
22	Glossary of Investment Risks

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For more information about the Huntington Funds, please see the back cover of this Prospectus

This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

Introduction

Huntington Situs Small Cap Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Huntington Funds is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank. It is not insured by the FDIC or any other government agency.

The Fund has a strategy for pursuing its investment goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. The Fund’s investment goal is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding shares. The Fund’s investment strategy is not fundamental and may be changed by the Trust’s Board of Trustees.

The portfolio manager invests the Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause the Fund to underperform other funds with similar objectives.

Fund Summary, Investment Strategy and Risks

Situs Small Cap Fund

Fund Summary

Investment Goal

To seek long-term capital appreciation

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Investment Focus

Diversified portfolio of equity securities of small capitalization companies

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Principal Investment Strategy

Attempts to identify domestic and foreign companies whose geographic, political, and/or demographic situs positions them to outperform other companies

Share Price Volatility

Moderate to High

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Investment Strategy

The Huntington Situs Small Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of small capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks which, if rated, will be investment grade at the time of investment.

Under normal market conditions, the Adviser invests at least 80% of the Fund’s assets in equity securities of small capitalization companies. Small capitalization companies are defined as those companies with a market capitalization, at the time of investment, that is included in the S&P Small Cap 600 Index (as of August 30, 2002, the smallest company in the index had a market capitalization of $29 million, the largest company had a market capitalization of $2.5 billion and the weighted average market capitalization was $843 million). Up to 20% of the Fund’s assets may be invested in equity securities of mid- to large-capitalization companies. The Fund may also invest up to 20% of its assets in foreign securities, including ADRs, GDRs and EDRs, as defined in the “Investment Practices” section.

In managing the Fund’s portfolio, the Adviser emphasizes both growth and value in seeking small cap companies with above-average growth potential or with temporarily depressed prices. As a result, the Fund invests in a blend of both “growth” and “value” stocks. The Adviser utilizes a screening process that identifies companies based on situs, which is one or more geographical locations that are positioned and likely to allow the companies to outperform those in other locations. Examples of situs advantages include favorable political, social or economic factors or population demographics, such as a state or country that is reducing taxes or experiencing beneficial demographic changes. For instance, the Fund may invest in a certain type of company located in a state that is reducing its business tax because the tax reduction may result in lower costs for the company and allow it to sell products at lower prices or realize a higher profit on sales. Similarly, if a state is experiencing a growing population, then certain types of financial services companies or real estate related investments may benefit from the service needs and housing demands of this population growth.

The Adviser also employs fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis focuses on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. This process is utilized to identify the most attractive companies and to evaluate the growth potential of these companies. On an ongoing basis, the Adviser monitors the Fund’s existing positions to determine benefits of retaining a particular security.

The Adviser applies a top down strategy in stock selection to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors, industries or markets may provide relatively higher performance. The Adviser also uses portfolio optimization programs to enhance risk return potential. These programs analyze and characterize the industry exposure of multi-industry companies in an attempt to balance the industry diversification of the portfolio to achieve certain risk/return models. The Fund may employ option strategies which utilize puts and/or calls although these strategies are not the primary means by which the Adviser seeks to add value.

The Fund’s foreign investments are generally in developed countries. Companies in developed countries may be grouped together in broad categories called business sectors. The Adviser may emphasize certain business sectors in the portfolio that exhibit stronger growth potential or higher profit margins. The Fund may choose to invest up to 20% of its assets in companies located in emerging markets. In selecting emerging market countries, the Adviser reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Adviser then analyzes companies located in particular emerging market countries.

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The Fund actively trades its portfolio securities in an attempt to achieve its investment goal. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

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Because the Fund refers to equity securities of small capitalization companies in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in equity securities of small capitalization companies.

The Fund may also invest in certain other equity securities in addition to those described above, although none are anticipated to be principal investments.

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For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

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Investor Profile

Long-term investors seeking capital appreciation

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What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses—value and growth stocks of primarily smaller companies in both domestic and foreign markets—will underperform other kinds of investments or market averages.

Foreign Investment Risk: Investing in foreign markets involves greater risk than investing in the United States. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A performance bar chart and table for the Fund will be provided after the Fund has been in operation for a full calendar year.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholders Fees	Trust
(fees paid directly from your investment)	Shares

Maximum Sales Charge (Load) Imposed on Purchase
(as a percentage of offering price)	0%

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)	0%

Redemption Fee
(as a percentage of amount redeemed, if applicable)*	0%

Annual Fund Operating Expenses	Trust
(expenses deducted from the Fund’s assets)	Shares

Investment Advisory Fees	0.75%

Distribution and/or Service (12b-1) Fees	0.00%

Other Expenses	1.01%

Total Annual Fund Operating Expenses	1.76%

* Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years

Trust Shares	$179	$554

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Shareholder Information

Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider if the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

Choosing a Share Class

The Fund offers different classes of Fund Shares, each of which has different expenses and other characteristics. One class of Fund Shares—Trust—is offered in this prospectus. Two other classes of Fund Shares—Investment A Shares and Investment B Shares are offered in a separate prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of Trust Shares:

Trust Shares

  No sales charges.
  No Distribution (12b-1) fees
  Available only to fiduciary, advisory, agency and other similar clients of The Huntington National Bank, its affiliates or correspondent banks.

For the projected expenses of the Trust Shares, see the section entitled “Fees and Expenses” earlier in this prospectus.

The Fund also offers Investment A Shares and Investment B Shares. Each of these classes has its own expense structure. Investment A and Investment B Shares are available to investors who are not otherwise eligible for Trust Shares.

Distribution of the Fund

Edgewood Services, Inc., whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Fund.

Purchasing Shares

You may purchase Trust Shares of the Fund offered by this prospectus on any business day when both the Federal Reserve Bank and the New York Stock Exchange are open.

What Shares Cost

The offering price of a Trust Share is its net asset value (determined after the order is considered received). The Trust calculates the net asset value per share as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time) on each day that the Exchange is open.

The Trust calculates net asset value by valuing securities held based on market value. These valuation methods are more fully described in the Trust’s Statement of Additional Information.

Your order for purchase is priced at the next net asset value calculated after your order is received. In order to purchase Trust Shares of a Fund on a particular day, the Trust must receive payment before 4:00 p.m. (Eastern Time) that day.

Additional Information

Orders placed through an intermediary, such as your Huntington Account Administrator or The Huntington Investment Company, must be received and transmitted to the Trust before the applicable cut-off time in order for shares to be purchased that day. It is the intermediary’s responsibility to transmit orders promptly, however, you should allow sufficient time for orderly processing and transmission.

The Trust reserves the right to suspend the sale of shares of any of the Funds temporarily and the right to refuse any order to purchase shares of any of the Funds.

If the Trust receives insufficient payment for a purchase, it will cancel the purchase and may charge you a fee. In addition, you will be liable for any losses incurred by the Trust in connection with the transaction.

How to Buy Trust Shares

1. Minimum investment requirements:

  $1,000 for initial investments outside the Systematic Investment Program
  $500 for subsequent investments
  $50 for initial and subsequent investments through the Systematic Investment Program

2. Call

  Your Huntington Account Administrator

3. Make Payment

  By check payable to the applicable Huntington Fund—Trust Shares to:
  Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

Note: Checks must be made payable to the Huntington Funds. Third party checks will not be accepted.

(The Trust will treat your order as having been received once the Trust receives your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Trust, or the Trust’s transfer agent.)

OR

  By Federal funds wire to:
  Huntington National Bank NA
  ABA #044000024
  Huntington Funds
  Account #01892195216
  Shareholder Name
  Shareholder Account Number

(The Trust will treat your order as having been received immediately upon receipt by the Trust’s transfer agent)

OR

  Through the Systematic Investment Program
  (Once you become a participant in the Program, your investments will be made automatically at your requested intervals)

Other methods of acceptable payment are discussed in the Statement of Additional Information.

Systematic Investment Program

You may invest on a regular basis in Trust Shares through the Systematic Investment Program. To participate, you must open an account with the Trust by calling (800) 253-0412, request and complete and application, and invest at least $50 at periodic intervals.

Once you have signed up for the Program, the Trust will automatically withdraw money from your bank account and invest it in Trust Shares of the Fund you specify. Your participation in the Program may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Exchanging Shares

On any business day when both the Federal Reserve Bank and the New York Stock Exchange are open, you may exchange Shares of all other Huntington Funds for the same class of Shares of any other Huntington Fund offering such shares.

Additional Information

In order to exchange Trust Shares on a particular day, the Trust must receive your request before 4:00 p.m. (Eastern Time) that day. The information in this Prospectus refers only to the Fund offered herein. Please refer to the prospectus that corresponds to the Fund you are exchanging.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days’ prior notice.

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss.

The Statement of Additional Information contains more information about exchanges.

How to Exchange Shares

1. Satisfy the minimum account balance requirements

  You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.

2. Call (You must have completed the appropriate section on your account application)

  Huntington Funds at (800) 253-0412
  The Huntington Investment Company at (800) 322-4600
  Your Huntington Account Administrator

OR

Write

  Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

3. Provide the required information

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  Specify that you are exchanging OUT OF Trust Shares of the Situs Small Cap Fund.

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  Your account number
  The name and address on your account
  The dollar amount or number of shares to be exchanged
  Name of the Fund into which you wish to make the exchange (exchange INTO)
  Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a signature guarantee in order to make an exchange)

Redeeming Shares

You may redeem Trust Shares on any business day when both the Federal Reserve Bank and the New York Stock Exchange are open.

Additional Information

The price at which the Trust will redeem a Trust Share will be its net asset value (determined after the order is considered received). The Trust calculates the net asset value per share as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

Usually proceeds will be wired or a check will be mailed the following business day after net asset value is next determined. Redemption requests made through The Huntington Investment Company or a Huntington Account Administrator will be promptly submitted to the Trust. Proceeds are wired to an account designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record.

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of shares of any of the Funds temporarily under extraordinary market conditions such as market closures or suspension of trading by the Securities and Exchange Commission. The Trust also reserves the right to postpone payment for more than seven days where payment for shares to be redeemed has not yet cleared.

The Trust may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.

Redemption of Accounts with Balances Under $1,000

Due to the high cost of maintaining accounts with low balances, if your Trust Shares account balance in any one Fund falls below $1,000, the Trust may choose to redeem those shares and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in a Fund’s net asset value. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

How to Redeem Trust Shares

1. Call (You must have completed the appropriate section on your account application)

  Huntington Funds at (800) 253-0412;
  The Huntington Investment Company at (800) 322-4600; or
  Your Huntington Account Administrator.

OR

Write

  Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

2. Provide the required information

  The name of the Fund from which you wish to redeem shares
  Your account number
  The name and address on your account
  Your bank’s wire transfer information (for wire transfers)
  The dollar amount or number of shares you wish to redeem
  Your signature (for written requests)
  (If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a signature guarantee in order to redeem)

Note: Proceeds from the redemption of Shares purchased by check,ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

Systematic Withdrawal Program

You may choose to receive periodic payments from redemptions of Trust Shares, of one or more Funds you hold through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Program by calling the Trust,The Huntington Investment Company or your Account Administrator, the Trust will automatically redeem shares from your account and electronically send the proceeds to the bank account you specify.

More About the Fund

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of the Huntington Funds’ business. Huntington Asset Advisors, Inc. (Huntington), whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to investment advisory agreements with the Trust.

Investment Adviser

Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Huntington Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Huntington Funds.

Huntington, a separate, wholly owned subsidiary of The Huntington National Bank is the investment advisor to the Huntington Funds. As of June 30, 2002, Huntington had assets under management of $9.5 billion. Huntington (and its predecessor) has served as investment adviser to the Funds since 1987.

The Huntington National Bank is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated (HBI), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. As of December 31, 2001,The Huntington National Bank had assets of $28.5 billion.

Through its portfolio management team, Huntington makes the day-to-day investment decisions and continuously reviews and administers the investment programs of the Fund.

The Huntington National Bank is also responsible for providing sub-administration, accounting and custodian services to the Trust.

Huntington receives 0.75% of the Fund’s average daily net assets as part of the Investment Advisory Agreement.

Dividends and Distributions

The Fund declares and pays dividends on investment income, if any, annually.

The Fund also makes distributions of net capital gains, if any, at least annually.

If you purchase shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust.

Distribution Options

All dividends and distributions payable to a holder of Trust Shares will be automatically reinvested in additional shares of the same class of the Fund, unless the shareholder makes an alternative election. Shareholders may choose to receive all distributions in cash. Shareholders may also choose to reinvest capital gains distributions, but receive all other distributions in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Fund offered by this Prospectus. The following is a brief summary of certain income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes

Taxation of Shareholder Transactions

An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares and, as with all sales, exchanges or redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.

Taxation of Distributions

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The Fund offered by this prospectus intends to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price paid).

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Avoid Withholding Tax

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

Financial Highlights

The Fund’s fiscal year end is December 31. As this is the Fund’s first fiscal year, financial information is not yet available.

Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about these and other securities in which the Fund may invest.

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Instrument	Risk Type

American Depository Receipts (ADRs): ADRs are foreign Shares	Market
of a company held by a U.S. bank that issues a receipt evidencing	Political
ownership. ADRs pay dividends in U.S. dollars. Generally, ADRs	Foreign Investment
are designed for trading in the U.S. securities markets.

Asset-Backed Securities: Securities backed by company	Pre-payment
receivables, home equity loans, truck and auto loans, leases,	Market
credit card receivables and other securities backed by other	Credit
types of receivables or assets.	Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn	Credit
on and accepted by a commercial bank. They generally have	Liquidity
maturities of six months or less.	Market

Bonds: Bonds or fixed income securities pay interest, dividends or	Market
distributions at a specified rate. The rate may be a fixed percentage of	Credit
the principal or adjusted periodically. In addition, the issuer of a bond or a	Liquidity
fixed income security must repay the principal amount of the security,	Pre-payment
normally within a specified time. Bonds or fixed income securities provide more regular income than equity securities. However, the returns on bonds or fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of bonds or fixed income securities as compared to equity securities.

Call and Put Options: A call option gives the buyer the	Management
right to buy, and obligates the seller of the option to sell,	Liquidity
a security at a specified price. A put option gives the	Credit
buyer the right to sell, and obligates the seller of the	Market
option to buy, a security at a specified price. The Fund	Leverage
will sell only covered call and secured put options, and
may buy bonds’ existing option contracts known as
“closing transactions”.

Certificates of Deposit: Negotiable instruments with a	Market
stated maturity.	Credit
Liquidity

Commercial Paper: Secured and unsecured short-term promissory	Credit
notes issued by corporations and other entities. Their	Liquidity
maturities generally vary from a few days to nine months.	Market

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Instrument	Risk Type

Common Stock: Shares of ownership of a company.	Market

Convertible Securities: Bonds or preferred stock that	Market
convert to common stock.	Credit

Demand Notes: Securities that are subject to puts and	Market
standby commitments to purchase the securities at a fixed	Liquidity
price (usually with accrued interest) within a fixed	Management
period of time following demand by the Fund.

Derivatives: Instruments whose value is derived from an	Management
underlying contract, index or security, or any combination	Market
thereof, including futures, options (e.g., put and calls),	Credit
options on futures, swap agreements, and some	Liquidity
mortgage-backed securities.	Leverage

European Depositary Receipts (EDRs): EDRs, which are	Market
sometimes referred to as Continental Depositary Receipts, are	Political
securities, typically issued by a non-U.S. financial institution,	Foreign Investment
that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally,
EDRs are designed for trading in European securities markets.

Foreign Securities: Stocks issued by foreign companies	Market
including ADRs, EDRs and GDRs as well as commercial	Political
paper of foreign issuers and obligations of foreign	Foreign Investment
governments, companies, banks, overseas branches of	Liquidity
U.S. banks or supranational entities.

Forward Foreign Currency Contracts: An obligation to	Management
purchase or sell a specific amount of a currency at a	Liquidity
fixed future date and price set by the parties involved	Credit
at the time the contract is negotiated.	Market
Political
Leverage
Foreign Investment

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Instrument	Risk Type

Foreign Exchange Contracts: Spot currency trades whereby	Management
one currency is exchanged for another. The Fund may also	Liquidity
enter into derivative contracts in which a foreign currency	Credit
is an underlying contract.	Market
Political
Leverage
Foreign Investment

Futures and Related Options: A contract providing for the	Management
future sale and purchase of a specific amount of a specific	Market
security, class of securities, or index at a specified time	Credit
in the future and at a specified price. The aggregate value	Liquidity
of options on securities (long puts and calls) will not	Leverage
exceed 10% of the Fund’s net assets at the time it purchases the options. The Fund will limit obligations under futures,
options on futures, and options on securities to no more
than 25% of the Fund’s assets.

Global Depositary Receipts (GDRs): GDRs are securities,	Market
typically issued globally by a non-U.S. financial institution,	Political
that evidence ownership interests in a security or a pool of	Foreign Investment
securities issued by either a U.S. or foreign issuer. Generally,
GDRs are designed for trading in non-U.S. securities markets.

Illiquid Securities: Securities that ordinarily cannot be	Liquidity
sold within seven business days at the value the Fund has	Market
estimated for them. The Fund may invest up to 15% of its
total assets in illiquid securities.

Index-Based Securities: Index-based securities such as iShares	Market
Russell 2000 Index Fund, Standard & Poor’s Depository
Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock
(“NASDAQ 100s”), represent ownership in an investment
portfolio of common stocks designed to track the price,
performance and dividend yield of an index, such as the
Russell 2000 Index or the NASDAQ-100 Index. Index-based
securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to
the index stocks in the underlying portfolio, less expenses.

Instrument	Risk Type

Investment Company Securities: Shares of registered investment	Market
companies. These may include Huntington Money Market Funds
and other registered investment companies for which Huntington, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. The Fund may invest up to 5% of its assets in the Shares of any one registered investment company.
The Fund may not, however, own more than 3% of the securities of any one registered investment company or invest more than 10%
of its assets in the Shares of other registered investment companies.
As a shareholder of an investment company, the Fund will indirectly bear investment management fees of that investment company
which are in addition to the management fees that the fund pays to its own advisers.

Investment Grade Securities: Securities rated BBB or higher	Market
by Standard & Poor’s; Baa or better by Moody’s; similarly	Credit
rated by other nationally recognized statistical rating organizations;
or, if not rated, determined to be of comparably high
quality by the Adviser.

Limited Liability Companies: Entities such as limited	Market
partnerships, limited liability companies, business trusts and	Foreign Investment
companies organized outside the United States may issue
securities comparable to common or preferred stock.

Money Market Instruments: Investment-grade, U.S.	Market
dollar-denominated debt securities with remaining maturities	Credit
of one year or less. These may include short-term U.S.
government obligations, commercial paper and other
short-term corporate obligations, repurchase agreements
collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial
institution obligations.These securities may carry fixed
or variable interest rates.

Obligations of Supranational Agencies: Securities issued by	Credit
supranational agencies that are chartered to promote economic	Foreign Investment
development and are supported by various governments and
government agencies.

Instrument	Risk Type

Options on Currencies: The Fund may buy put options and sell	Management
covered call options on foreign currencies (traded on U.S. and	Liquidity
foreign exchanges or over-the-counter markets).A covered call	Credit
option means the Fund will own an equal amount of the underlying	Market
foreign currency. Currency options help the Fund manage its	Political
exposure to changes in the value of the U.S. dollar relative	Leverage
to other currencies. If the Fund sells a put option on a foreign	Foreign Investment
currency, it will establish a segregated account with its
Custodian consisting of cash, U.S. government securities
or other liquid high-grade bonds in an amount equal to the
amount the Fund would be required to pay if the put is exercised.

Preferred Stocks: Equity securities that generally pay	Market
dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of
liquidation. Preferred stock generally does not carry
voting rights.

Real Estate Investment (REITs): Pooled investment vehicles	Liquidity
which invest primarily in income producing real estate or	Management
real estate loans or interest.	Market
Regulatory
Tax
Pre-payment
Real Estate/REIT

Repurchase Agreements: The purchase of a security and the	Market
simultaneous commitment to return the security to the seller	Leverage
at an agreed upon price on an agreed upon date. This is
treated as a loan.

Reverse Repurchase Agreements: The sale of a security and	Market
the simultaneous commitment to buy the security back at an	Leverage
agreed upon price on an agreed upon date. This is treated
as a borrowing by the Fund.

Restricted Securities: Securities not registered under the	Liquidity
Securities Act of 1933, such as privately placed commercial	Market
paper and Rule 144A securities.

Securities Lending: The Fund may lend up to 33 1 / 3 % of	Market
its total assets. Such loans must be collateralized by cash,	Liquidity
U.S. government obligations or other high-quality debt	Leverage
obligations and marked to market daily.

Time Deposits: Non-negotiable receipts issued by a bank	Liquidity
in exchange for a deposit of money.	Credit
Market

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Instrument	Risk Type

Treasury Receipts: Treasury receipts,Treasury investment growth	Market
receipts, and certificates of accrual of Treasury securities.

Unit Investment Trusts: A type of investment vehicle, registered with	Market
the Securities and Exchange Commission under the Investment
Company Act of 1940, that purchases a fixed portfolio of income-
producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.

U.S. Government Agency Securities: Securities issued by	Market
agencies and instrumentalities of the U.S. government. These	Credit
include Ginnie Mae, Fannie Mae, and Freddie Mac.

U.S. Treasury Obligations: Bills, notes, bonds, separately	Market
traded registered interest and principal securities,
and coupons under bank entry safekeeping.

Variable and Floating Rate Instruments: Obligations with	Credit
interest rates that are reset daily, weekly, quarterly or on	Liquidity
some other schedule. Such instruments may be payable to a	Market
Fund on demand.

Warrants: Securities that give the holder the right to buy	Market
a proportionate amount of common stock at a specified price.	Credit
Warrants are typically issued with preferred stock and bonds.

When-Issued Securities and Forward Commitments: A purchase of,	Market
or contract to purchase, securities at a fixed price for delivery	Leverage
at a future date.	Liquidity
Credit

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated	Market
bonds issued by foreign corporations or governments. Sovereign	Credit
bonds are those issued by the government of a foreign country.	Foreign Investment
Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank.
Canadian bonds are those issued by Canadian provinces.

Zero-coupon Securities: Zero-coupon Securities are debt obligations	Market
which are generally issued at a discount and payable in full at maturity,	Credit
and which do not provide for current payments of interest prior to maturity.	Liquidity
Pre-payment
Zero-coupon

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Glossary of Investment Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “What are the main risks of investing in this Fund?” in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Additionally, the Fund makes significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU).Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund’s investments.

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Foreign Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets are generally more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

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Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

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Investment Style Risk. The risk that the particular type of investment on which the Fund focuses (such as small cap value stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

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Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of the Fund.

Management Risk. The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment & Call Risk. The risk that a security’s principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations.These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Small-Company Stock Risk. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

More information about the Funds is available free upon request, including the following:

Statement of Additional Information Provides more detailed information about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (considered a legal part of) this Prospectus.

HUNTINGTON ASSET ADVISORS, INC., a wholly owned subsidiary of The Huntington National Bank, is the Adviser to the Huntington Funds.

EDGEWOOD SERVICES, INC. is the Distributor and is not affiliated with The Huntington National Bank.

For copies of the Statement of Additional Information, other information or for any other inquiries:

Call (800) 253-0412

Write
Huntington Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Log on to the Internet
The Huntington Funds’ website is at http://www.huntingtonfunds.com. The SEC’s website, http://www.sec.gov, contains text-only versions of the Huntington Funds documents.

Contact the SEC
Call (202) 942-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

The Huntington Funds’ Investment Company Act registration number is 811-5010.

[Logo of Huntington Funds]

Huntington Funds Shareholder Services: 1-800-253-0412
The Huntington Investment Company, Member NASD/SIPC: 1-800-322-4600

* Not FDIC Insured * No Bank Guarantee * May Lose Value

27716 (9/02)

SEC File No. 811-5010

[Logo of Huntington Funds]

Huntington Funds Shareholder Services: 1-800-253-0412
The Huntington Investment Company, Member NASD/SIPC: 1-800-322-4600

27716 (9/02)

                                HUNTINGTON FUNDS

                               INVESTMENT A SHARES
                               INVESTMENT B SHARES
                                  TRUST SHARES
                                INTERFUND SHARES
                                       OF
                          HUNTINGTON MONEY MARKET FUND
                   HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
                     HUNTINGTON FLORIDA TAX-FREE MONEY FUND
                   HUNTINGTON U.S. TREASURY MONEY MARKET FUND
                             HUNTINGTON GROWTH FUND
                          HUNTINGTON INCOME EQUITY FUND
                         HUNTINGTON ROTATING INDEX FUND
                        HUNTINGTON DIVIDEND CAPTURE FUND
                      HUNTINGTON INTERNATIONAL EQUITY FUND
                        HUNTINGTON MID CORP AMERICA FUND
                           HUNTINGTON NEW ECONOMY FUND
                         HUNTINGTON SITUS SMALL CAP FUND
                       HUNTINGTON MORTGAGE SECURITIES FUND
                          HUNTINGTON OHIO TAX-FREE FUND
                        HUNTINGTON MICHIGAN TAX-FREE FUND
                     HUNTINGTON FIXED INCOME SECURITIES FUND
                 HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
           HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional  Information contains information which may be of interest to investors in the  Huntington  Funds (the  "Trust") but which is not included in the  applicable  Prospectuses  for  Investment A Shares,
Investment B Shares,  Trust Shares, or Interfund Shares.  This Statement of
Additional  Information  is not a  prospectus  and is only  authorized  for distribution when accompanied or preceded by the Prospectuses  dated May 1,
2002 and  September  27,  2002,  as  applicable,  for  Investment A Shares,
Investment B Shares,  Trust Shares, and Interfund Shares. This Statement of
Additional   Information  should  be  read  together  with  the  applicable
Prospectuses.  Investors  may obtain a free copy of a Prospectus by writing the Funds at, Huntington Funds, P.O. Box 6110,  Indianapolis,  IN 46206, or
by telephoning toll free the Huntington Funds at 800-253-0412.  Capitalized terms used but not  defined in this  Statement  of  Additional  Information have the same meanings as set forth in the Prospectuses.

                            SEPTEMBER 27, 2002

   American Depositary Receipts ("ADRs"), European Depositary Receipts
   ("EDRs"), Continental Depositary Receipts ("CDRs") and Global

   Special Risk Factors Applicable to the Ohio Municipal Money Market Fund

                                Definitions

For convenience, we will use the following terms throughout this SAI.

"1940 Act"           -- The Investment Company Act of 1940, as amended.

"Funds"              -- Each of the separate  investment  portfolios of the
                        Trust.

"Equity Funds"       -- Growth Fund,  Income  Equity Fund,  Rotating  Index
                        Fund, Dividend Capture Fund,  International  Equity
                        Fund,  Mid Corp America Fund, New Economy Fund, and
                        Situs Small Cap Fund.

"Income Funds"       -- Mortgage   Securities  Fund,  Ohio  Tax-Free  Fund,
                        Michigan  Tax-Free  Fund,  Fixed Income  Securities
                        Fund,    Intermediate   Government   Income   Fund,
                        Short/Intermediate Fixed Income Securities Fund.

"Single State Funds" -- Ohio  Municipal  Money Market Fund,  Ohio  Tax-Free
                        Fund,  Michigan  Tax-Free Fund and Florida Tax-Free
                        Money Fund.

"Tax-Exempt Funds"   -- Ohio  Municipal  Money Market Fund,  Ohio  Tax-Free
                        Fund,  Michigan  Tax-Free Fund and Florida Tax-Free
                        Money Fund.

"Money Market Funds" -- Money  Market  Fund,  Ohio  Municipal  Money Market
                        Fund,  U.S.  Treasury Money Market Fund and Florida
                        Tax-Free Money Fund.

"Trust"              -- Huntington Funds.

"Huntington"         -- Huntington   Asset  Advisors,   Inc.,  the  Trust's
                        investment adviser.

"Independent Trustees"  --    Trustees who are not "interested  persons" of
                        the Trust, as defined in the 1940 Act.

"NRSRO"              -- Nationally    Recognized     Statistical    Ratings
                        Organization  such as Moody's  Investor  Service or
                        Standard and Poor's Ratings Group.

"Federated"          -- Federated    Services    Company,    the    Trust's
                        administrator.

"Huntington Bank"       The      Huntington      National     Bank,     the
sub-administrator of the Funds.

"Prospectus"         -- Each of the separate Prospectuses of the Funds.

"SAI"                -- Statement of Additional Information.

"Edgewood"           -- Edgewood Services, Inc., the Trust's distributor.

       The  Trust  was  organized  as a  Massachusetts  business  trust  on
February 10, 1987.  Originally known as The Monitor Funds, the Trust's name was changed to the Huntington Funds on January 1, 1999.

       The Trust is an open-end,  management  investment company consisting
of  eighteen  separate  Funds  with  separate  investment   objectives  and
policies.   Each  of  these  Funds,   except  the  Tax-Exempt   Funds,   is
diversified.  The Funds may offer one or more of the  following  classes of shares:  Investment A Shares,  Investment B Shares,  and Trust  Shares.  In
addition,  the Money Market Fund offers Interfund Shares.  This SAI relates to all classes of shares.

                      INVESTMENT PRACTICES AND RISKS

       The  Prospectuses  discuss the principal  investment  strategies and risks of  investing  in each of the Funds.  Below you will find more detail about the types of investments and investment  practices  permitted by each
Fund,  including those which are not part of a Fund's principal  investment strategy.  In  addition,  we  have  included  discussions  relating  to the special risks associated with investment in each of the Tax-Exempt Funds.

Adjustable Rate Notes

       Consistent   with   its   investment   objective,    policies,   and
restrictions,  each  Fund may  invest in  "adjustable  rate  notes,"  which include  variable rate notes and floating rate notes. For Money Market Fund purposes,  a  variable  rate  note  is one  whose  terms  provide  for  the readjustment  of its  interest  rate  on set  dates  and  that,  upon  such readjustment,  can  reasonably  be  expected  to have a market  value  that approximates  its  amortized  cost;  the  degree to which a  variable  rate
note's  market  value   approximates   its  amortized  cost  subsequent  to
readjustment  will  depend  on the  frequency  of the  readjustment  of the note's  interest  rate and the length of time that must  elapse  before the next readjustment.  A floating rate note is one whose terms provide for the readjustment  of its  interest  rate  whenever a  specified  interest  rate changes and that, at any time,  can reasonably be expected to have a market value  that  approximates  its  amortized  cost.  Although  there may be no active secondary  market with respect to a particular  variable or floating rate note  purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market,  however, could make it  difficult  for the Fund to dispose of a variable or floating rate note in the event the  issuer  of the note  defaulted  on its  payment obligations and the Fund could, as a result or for other reasons,  suffer a loss to the extent of the default.  Variable or floating  rate notes may be secured  by bank  letters  of  credit.  A demand  instrument  with a demand notice period  exceeding seven days may be considered  illiquid if there is no secondary  market for such security.  Such security will be subject to a
Fund's non fundamental 15% limitation  governing  investments in "illiquid"
securities,  unless  such notes are subject to a demand  feature  that will permit the Fund to receive  payment of the  principal  within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

American  Depositary   Receipts  ("ADRs"),   European  Depositary  Receipts
("EDRs"),  Continental  Depositary  Receipts ("CDRs") and Global Depositary
Receipts ("GDRs")

ADRs are securities,  typically issued by a U.S.  financial  institution (a
"depositary"),  that evidence  ownership  interests in a security or a pool
of  securities   issued  by  a  foreign   issuer  and  deposited  with  the
depositary.  ADRs include American  Depositary  Shares and New York Shares.
EDRs,  which are sometimes  referred to as CDRs, are securities,  typically issued  by  a  non-U.S.  financial  institution,  that  evidence  ownership interests in a security or a pool of securities  issued by either a U.S. or foreign issuer.  GDRs are issued globally and evidence a similar  ownership
arrangement.   Generally,  ADRs  are  designed  for  trading  in  the  U.S.
securities  markets,  EDRs are designed for trading in European  securities markets and GDRs are designed for trading in non-U.S.  securities  markets.
ADRs,  EDRs,  CDRs  and  GDRs  may  be  available  for  investment  through
"sponsored"  or   "unsponsored"   facilities.   A  sponsored   facility  is
established  jointly by the issuer of the security  underlying  the receipt and a depositary,  whereas an unsponsored  facility may be established by a depositary without  participation by the issuer of the receipt's underlying security.  Holders of an unsponsored  depositary receipt generally bear all the costs of the  unsponsored  facility.  The  depositary of an unsponsored facility  frequently  is  under no  obligation  to  distribute  shareholder communications  received  from the issuer of the  deposited  security or to pass through to the holders of the receipts  voting  rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)
       Consistent   with   its   investment    objective,    policies   and
restrictions,   certain  Funds  may  invest  in  asset-backed   securities.
Asset-backed  securities are  instruments  secured by company  receivables, truck and auto loans, leases, and credit card receivables.  Such securities
are  generally  issued  as  pass-through   certificates,   which  represent
undivided  fractional  ownership  interests  in  the  underlying  pools  of assets. Such securities also may be debt instruments,  which are also known as  collateralized  obligations  and are generally  issued as the debt of a special purpose entity,  such as a trust,  organized solely for the purpose of owning such assets and issuing such debt.

       The purchase of  non-mortgage  asset-backed  securities  raises risk considerations  peculiar to the  financing  of the  instruments  underlying such  securities.  Like mortgages  underlying  mortgage-backed  securities, underlying  automobile  sales  contracts  or credit  card  receivables  are subject to  substantial  prepayment  risk,  which may  reduce  the  overall return to certificate  holders.  Nevertheless,  principal  prepayment rates tend not to vary as much in response  to changes in interest  rates and the short-term  nature of the underlying car loans or other receivables tend to dampen  the  impact of any  change  in the  prepayment  level.  Certificate holders may also  experience  delays in payment on the  certificates if the full  amounts due on  underlying  sales  contracts or  receivables  are not realized  by the trust  because of  unanticipated  legal or  administrative costs of enforcing  the contracts or because of  depreciation  or damage to the collateral (usually automobiles)  securing certain contracts,  or other factors. If consistent with their investment  objectives and policies,  the
Funds may invest in other asset-backed  securities that may be developed in the future.

Common Stock

       Common  stock  is a type of  equity  security  which  represents  an ownership  interest  in a  corporation  and the right to a  portion  of the assets  of the  corporation  in  the  event  of  liquidation.  This  right,
however,  is  subordinate  to  that  of  preferred   stockholders  and  any
creditors,  including holders of debt issued by the corporation.  Owners of common  stock  are  generally  entitled  to vote on  important  matters.  A corporation may pay dividends on common stock.

       Each of the Equity Funds may invest in common stock.

Convertible Securities

       Convertible  securities  include fixed income securities that may be exchanged  or  converted  into a  predetermined  number  of  shares  of the issuer's  underlying  common  stock at the  option of the  holder  during a specified period.  Convertible  securities may take the form of convertible preferred  stock,  convertible  bonds or  debentures,  units  consisting of
"usable"  bonds and warrants or a combination of the features of several of these  securities.  The  investment  characteristics  of  each  convertible security vary widely,  which allows  convertible  securities to be employed for a variety of  investment  strategies.  A Fund will  exchange or convert the  convertible  securities  held  in its  portfolio  into  shares  of the underlying  common stock when, in its  investment  adviser's  opinion,  the investment  characteristics of the underlying common shares will assist the
Fund in achieving its investment objective.  Otherwise the Fund may hold or trade convertible securities.

       Each of the Equity Funds may invest in convertible securities.

Concentration Risk

       When a Fund  invests  more than 25% of its net assets in  securities of  issuers  within  a  particular  geographic  region,  it is  subject  to increased  risk.  As is the case with  respect to each of the Single  State
Funds,  performance  will  generally  depend on the  region's  performance, which may differ in  direction  and degree from that of the  overall  stock
market.   In  addition,   financial,   economic,   business  and  political
developments affecting the region may have a greater effect on these Funds.

Corporate Debt (Including Bonds, Notes and Debentures)
       Corporate  debt includes any  obligation of a corporation to repay a borrowed  amount at  maturity  and  usually to pay the holder  interest  at specific  intervals.  Corporate  debt can have a long or short maturity and is often  rated by one or more  nationally  recognized  statistical  rating organizations.  See the  Appendix  to this SAI for a  description  of these ratings.

      In addition,  the credit risk of an issuer's  debt security may vary based on its priority for repayment.  For example, higher ranking (senior)
debt securities  have a higher priority than lower ranking  (subordinated)
securities.  This  means  that  the  issuer  might  not make  payments  on subordinated  securities  while  continuing  to make  payments  on  senior securities.  In addition,  in the event of  bankruptcy,  holders of senior securities  may  receive  amounts  otherwise  payable  to the  holders  of subordinated  securities.  Some  subordinated  securities,  such as  trust preferred and capital  securities  notes,  also permit the issuer to defer payments under certain  circumstances.  For example,  insurance  companies issue securities known as surplus notes that permit the insurance  company to defer any  payment  that would  reduce its  capital  below  regulatory requirements.

       Each of the Funds,  except the U.S.  Treasury Money Market Fund, the
Rotating Index Fund and the Growth Fund, may invest in corporate bonds.

Credit (or Default) Risk

       To  the  extent  that  a  Fund  invests  in  corporate   debt,  U.S.
Government  securities,  mortgage-related  securities or other fixed income securities,  it is subject  to the risk that an issuer of those  securities may default on its  obligation to pay interest and repay  principal.  Also, changes  in the  financial  strength  of an issuer or changes in the credit
rating  of  a  security  may  affect  its  value.   Credit  risk   includes
"counterparty  risk,"  -- the risk that the  other  party to a  transaction will not  fulfill  its  contractual  obligation.  This  risk  applies,  for example, to repurchase  agreements into which a Fund may enter.  Securities rated below investment grade are particularly subject to credit risk.

Credit-enhanced Securities

       Credit-enhanced  securities are  securities  whose credit rating has been  enhanced,  typically  by the  existence  of a  guarantee,  letter  of
credit,   insurance  or  unconditional   demand  feature.  In  most  cases,
Huntington  evaluates  the credit  quality and  ratings of  credit-enhanced securities  based upon the  financial  condition  and  ratings of the party providing the credit  enhancement (the "credit  enhancer")  rather than the issuer.  However,  except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced  securities  will not be treated as having  been  issued by the  credit  enhancer  for  diversification  purposes,  unless the Fund has invested  more than 10% of its assets in securities  issued,  guaranteed or otherwise  credit  enhanced  by the  credit  enhancer,  in  which  case the securities  will be treated as having  been  issued  both by the issuer and the credit enhancer. The bankruptcy,  receivership or default of the credit enhancer  will  adversely  affect  the  quality  and  marketability  of the underlying  security.  A default on the underlying  security or other event that  terminates  a demand  feature  prior to its exercise  will  adversely affect the liquidity of the underlying security.

       All of the  Funds  may  invest in  credit-enhanced  securities.  The
Money  Market  Funds  are  subject  to  the  diversification   requirements
relating  to  credit-enhanced  securities  imposed by Rule 2a-7 of the 1940
Act. The Ohio Municipal  Money Market Fund may not invest,  with respect to
75% of  its  total  assets,  more  than  10% of  its  total  assets  in the credit-enhanced securities of one credit enhancer.

Defensive Investments

       At times  Huntington  may  determine  that  conditions in securities
markets  may  make  pursuing  a  Fund's  principal  investment   strategies
inconsistent  with the best interests of the Fund's  shareholders.  At such times,  Huntington may temporarily use  alternative  strategies,  primarily designed  to  reduce  fluctuations  in the  value  of a Fund's  assets.  In
implementing   these   temporary   "defensive"   strategies,   a  Fund  may
temporarily  place all or a portion of its assets in cash, U.S.  Government securities,  debt securities which Huntington considers to be of comparable quality to the  acceptable  investments  of the Fund and other  investments which Huntington considers consistent with such strategies.  In the case of the Single State Funds,  a Fund's  alternative  strategies may give rise to income which is not exempt from federal or state taxes.

Dollar Roll Transactions

       A dollar roll  transaction  is a  transactions  through which a Fund sells  certain of its  securities to financial  institutions  such as banks
and  broker-dealers,   and  agrees  to  repurchase   substantially  similar
securities  at a mutually  agreed  upon date and price.  At the time a Fund enters  into a  dollar  roll  agreement,  it  will  place  in a  segregated custodial  account  assets  such as U.S.  Government  securities  or  other
liquid  high  grade  debt   securities   consistent   with  its  investment
restrictions  having  a value  equal  to the  repurchase  price  (including accrued interest),  and will subsequently  continually  monitor the account to insure that such  equivalent  value is maintained  at all times.  Dollar roll  agreements  involve the risk that the market value of securities sold by a Fund  may  decline  below  the  price  at  which  it is  obligated  to repurchase  the  securities.  Dollar roll  agreements  are considered to be borrowings by an investment  company under the 1940 Act and,  therefore,  a form of leverage.  A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a dollar roll agreement.  A
Fund generally will invest the proceeds of such  borrowings  only when such borrowings  will  enhance a Fund's  liquidity  or when the Fund  reasonably expects that the interest  income to be earned from the  investment  of the proceeds is greater than the interest expense of the transaction.

       Only  the   Mortgage   Securities   Fund   engages  in  dollar  roll
transactions with respect to its mortgage-related securities.

Equity Risk

       Equity  risk is the risk that stock  prices  will fall  quickly  and dramatically  over short or extended periods of time. Stock markets tend to move in  cycles,  with  periods  of rising  prices  and  period of  falling prices.  Often,  dramatic  movements in prices occur in response to reports of a company's earnings,  economic statistics or other factors which affect an issuer's profitability.

       To the extent that a Fund invests in smaller  capitalization stocks, it may be subject to greater risks than those  associated  with  investment in  larger,  more  established  companies.  Small  companies  tend  to have
limited  product  lines,  markets  or  financial  resources,   and  may  be
dependent on a small management group.  Small company stocks may be subject to more  abrupt or  erratic  price  movements,  for  reasons  such as lower trading  volumes,  greater  sensitivity  to  changing  conditions  and less certain growth prospects.  Additionally,  there are fewer market makers for these stocks and wider spreads  between  quoted bid and asked prices in the over-the-counter  market for these stocks. Small cap stocks also tend to be subject to greater  liquidity risk,  particularly  during periods of market
disruption,   and  there  is  often  less  publicly  available  information concerning these securities.

Equity Securities

       Equity  securities  include both foreign and domestic common stocks, preferred  stocks,  securities  convertible or exchangeable  into common or preferred  stocks,  and other  securities  which  Huntington  believes have common stock characteristics, such as rights and warrants.

Extension Risk

       Extension  risk is the  possibility  that rising  interest rates may cause  prepayments to occur at a slower than expected rate. This particular risk may  effectively  change a  security  which was  considered  short- or intermediate-term  at the  time  of  purchase  into a  long-term  security.
Long-term  securities  generally  fluctuate  more  widely  in  response  to changes in interest rates than short- or intermediate-term securities.

Fixed Income Securities

       Fixed income  securities  include  corporate debt  securities,  U.S.
Government securities,  mortgage-related securities,  tax-exempt securities and any other  securities  which provide a stream of fixed  payments to the holder.

Foreign Currency Options (Also See "Options")

       Options  on  foreign  currencies  operate  similarly  to  options on securities,  and  are  traded  primarily  in  the  over-the-counter  market
(so-called  "OTC  options"),  although  options on foreign  currencies have recently  been listed on several  exchanges.  Options  will be purchased or written  only  when  Huntington  believes  that a liquid  secondary  market exists for such options.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  Options on foreign  currencies  are affected by all of those factors  which  influence exchange rates and investments generally.

       Purchases  and  sales of  options  may be used to  increase  current return.  They are also used in connection  with hedging  transactions.  See
"Foreign Currency Transactions."

       Writing  covered call options on  currencies  may offset some of the costs of hedging  against  fluctuations  in currency  exchange  rates.  For transaction  hedging purposes a Fund may also purchase  exchange-listed and
OTC put and call  options  on foreign  currency  futures  contracts  and on foreign  currencies.  A put option on a futures  contract  gives a Fund the right to assume a short position in the futures  contract until  expiration of the option.  A call option on a futures  contract gives a Fund the right to assume a long position in the futures  contract  until the expiration of the option.

       The value of a foreign  currency  option is dependent upon the value of the foreign currency and the U.S.  dollar,  and may have no relationship to the investment  merits of a foreign  security.  Because foreign currency transactions  occurring  in  the  interbank  market  involve  substantially larger  amounts  than  those  that may be  involved  in the use of  foreign currency  options,  investors maybe  disadvantaged  by having to deal in an odd lot  market  (generally  consisting  of  transactions  of less  than $1 million)  for the  underlying  foreign  currencies  at prices that are less favorable than for round lots.

       There  is no  systematic  reporting  of last  sale  information  for foreign  currencies and there is no regulatory  requirement that quotations available  through  dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally  representative of very  large  transactions  in the  interbank  market  and  thus  may not reflect relatively smaller  transactions (less than $1 million) where rates may be less  favorable.  The  interbank  market in foreign  currencies is a global,  around-the-clock  market.  To the  extent  that the  U.S.  options markets are closed while the markets for the underlying  currencies  remain
open,   significant  price  and  rate  movements  may  take  place  in  the underlying markets that cannot be reflected in the U.S. options markets.

       Each of the Growth Fund,  Income Equity Fund,  Rotating  Index Fund,
International  Equity Fund, Situs Small Cap Fund,  Fixed Income  Securities
Fund and  Short/Intermediate  Fixed  Income  Securities  Fund may invest in foreign currency options.

Foreign Currency Transactions

       Foreign  currency   transactions   include  purchasing  and  selling
foreign currencies,  entering into forward or futures contracts to purchase or sell  foreign  currencies  (see  "Forward  Foreign  Currency and Foreign
Currency  Futures  Contracts"),  and  purchasing  and  selling  options  on foreign  currencies  (see "Foreign  Currency  Options").  Foreign  currency transactions  may be used to  hedge  against  uncertainty  in the  level of future foreign currency exchange rates and to increase current return.

       Purchases  and sales of foreign  currencies on a spot basis are used to increase  current  return.  They are also used in  connection  with both
"transaction hedging" and "position hedging."

       Transaction   hedging   involves   entering  into  foreign  currency
transactions  with respect to specific  receivables  or payables  generally arising in  connection  with the purchase or sale of portfolio  securities.
Transaction  hedging  is used to  "lock  in" the  U.S.  dollar  price  of a security  to be  purchased  or sold,  or the U.S.  dollar  equivalent  of a dividend or interest payment in a foreign currency.  The goal is to protect
against  a  possible  loss   resulting   from  an  adverse  change  in  the
relationship  between the U.S. dollar and the applicable  foreign  currency during the period  between the date on which the  security is  purchased or sold or on which the  dividend or  interest  payment is  declared,  and the date on which such payments are made or received.

       Position   hedging   involves   entering   into   foreign   currency
transactions  either to  protect  against:  (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated;  or
(ii) an increase in the value of a foreign  currency in which a security to be purchased is denominated.  In connection with position  hedging,  a Fund may purchase put or call options on foreign  currency and foreign  currency futures  contracts and buy or sell forward  contracts and foreign  currency futures contracts.

       Neither transaction nor position hedging eliminates  fluctuations in the  underlying  prices of the  securities  which a Fund owns or intends to purchase  or sell.  They simply  establish a rate of exchange  which can be achieved  at some  future  point  in  time.  Additionally,  although  these techniques  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  they also tend to limit any potential  gain which might result from the increase in the value of such currency.

       Hedging  transactions  are  subject to  correlation  risk due to the fact that the amounts of foreign  currency  exchange  transactions  and the value of the portfolio  securities involved will not generally be perfectly matched.  This is because the future  value of such  securities  in foreign currencies  will change as a consequence of market  movements in the values of those securities  between the dates the currency  exchange  transactions are entered into and the dates they mature.

       Each of the Growth Fund,  Income Equity Fund,  Rotating  Index Fund,
International  Equity Fund, Situs Small Cap Fund,  Fixed Income  Securities
Fund and  Short/Intermediate  Fixed Income  Securities Fund may use foreign currency transactions.

Forward Foreign Currency and Foreign Currency Futures Contracts

       A forward  foreign  currency  contract  involves  an  obligation  to purchase  or sell a specific  currency at a future  date,  which may be any fixed  number  of days  from  the date of the  contract  as  agreed  by the parties,  at a price  set at the  time of the  contract.  In the  case of a cancelable forward contract,  the holder has the unilateral right to cancel the  contract  at maturity by paying a specified  fee.  The  contracts  are traded in the interbank market conducted  directly between currency traders
(usually large commercial  banks) and their  customers.  A forward contract generally has no deposit  requirement,  and no  commissions  are charged at any stage for trades.

       A foreign currency  futures contract is a standardized  contract for the  future  delivery  of a  specified  amount of a foreign  currency  at a future date at a price set at the time of the  contract.  Foreign  currency futures  contracts  traded in the United  States are designed by and traded on exchanges  regulated by the Commodity  Futures  Trading  Commission (the
"CFTC"), such as the New York Mercantile Exchange.

       Forward  foreign  currency  contracts  differ from foreign  currency futures contracts in certain respects.  For example, the maturity date of a forward  contract  may be any  fixed  number  of days  from the date of the contract agreed upon by the parties,  rather than a predetermined date in a given month.  Forward  contracts  may be in any amounts  agreed upon by the parties rather than predetermined  amounts.  Also, forward foreign currency
contracts  are  traded  directly   between  currency  traders  so  that  no
intermediary is required.  A forward contract  generally requires no margin or other deposit.

       At the maturity of a forward or futures contract,  a Fund may either accept or make delivery of the currency  specified in the  contract,  or at or prior  to  maturity  enter  into a  closing  transaction  involving  the purchase  or sale of an  offsetting  contract.  Closing  transactions  with respect to forward  contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing transactions with respect to futures  contracts  are effected on a  commodities  exchange;  a clearing  corporation  associated with the exchange assumes  responsibility for closing out such contracts.

       Forward  foreign  currency  contracts and foreign  currency  futures contracts  can be used to increase  current  return.  They are also used in connection  with both  "transaction  hedging" and  "position  hedging." See
"Foreign Currency Transactions."

       Among the risks of using foreign currency  futures  contracts is the fact that  positions in these  contracts  (and any related  options) may be closed  out  only on an  exchange  or  board  of  trade  which  provides  a secondary  market.  Although  it is  intended  that any Fund using  foreign currency  futures  contracts and related options will only purchase or sell them on  exchanges  or boards of trade where there  appears to be an active secondary  market,  there is no  assurance  that a  secondary  market on an exchange  or board of trade  will  exist  for any  particular  contract  or option or at any particular  time. In such event, it may not be possible to close a futures or related  option  position  and,  in the event of adverse price  movements,  a Fund would  continue to be required to make daily cash payments of variation margin on its futures positions.

       In addition,  it is impossible to forecast with precision the market value of a security at the  expiration  or maturity of a forward or futures contract.  Accordingly,  it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such  purchase) if the market  value of the  security  being  hedged  is less  than the  amount of foreign  currency a Fund is  obligated to deliver and if a decision is made
to  sell  the  security  and  make   delivery  of  the  foreign   currency.
Conversely,  it may be  necessary  to sell on the spot  market  some of the foreign currency  received upon the sale of the hedged  portfolio  security if the  market  value  of such  security  exceeds  the  amount  of  foreign currency a Fund is obligated to deliver.

       When a Fund  purchases or sells a futures  contract,  it is required to deposit with its custodian an amount of cash or U.S.  Treasury  bills up to 5% of the  amount  of the  futures  contract.  This  amount  is known as
"initial  margin." The nature of initial  margin is different  from that of margin  in  security  transactions  in that it does not  involve  borrowing money to  finance  transactions.  Rather,  initial  margin is  similar to a performance  bond or good faith  deposit  that is  returned  to a Fund upon termination  of the contract,  assuming a Fund  satisfies  its  contractual obligation.

       Subsequent  payments  to and from the broker  occur on a daily basis in a process  known as  "marking  to  market."  These  payments  are called
"variation  margin,"  and are made as the value of the  underlying  futures contract fluctuates.  For example, when a Fund sells a futures contract and the price of the underlying  currency rises above the delivery  price,  the
Fund's position  declines in value. The Fund then pays a broker a variation margin  payment equal to the  difference  between the delivery price of the futures  contract  and the  market  price of the  currency  underlying  the futures  contract.  Conversely,  if the  price of the  underlying  currency falls  below  the  delivery  price  of the  contract,  the  Fund's  futures position  increases in value.  The broker then must make a variation margin payment equal to the  difference  between the delivery price of the futures contract  and the  market  price of the  currency  underlying  the  futures contract.

       When a Fund  terminates  a position in a futures  contract,  a final determination  of variation  margin is made,  additional cash is paid by or to  the  Fund,  and  the  Fund  realizes  a  loss  or  gain.  Such  closing transactions involve additional commission costs.

       Each of the Growth Fund,  Income Equity Fund,  Rotating  Index Fund,
International  Equity Fund, Mid Corp America Fund, New Economy Fund,  Situs
Small Cap Fund, Fixed Income Securities Fund and  Short/Intermediate  Fixed
Income  Securities Fund may invest in forward foreign  currency and foreign currency futures contracts.

Foreign Securities (including Emerging Markets)

       Foreign   securities  are  those  securities  which  are  issued  by companies  located  outside  the United  States and  principally  traded in foreign  markets.  This  includes  equity  and debt  securities  of foreign entities and  obligations  of foreign  branches of U.S. and foreign  banks.
Permissible  investments may consist of obligations of foreign  branches of
U.S.  banks and foreign or domestic  branches of foreign  banks,  including
European  Certificates  of Deposit,  European Time Deposits,  Canadian Time
Deposits and Yankee  Certificates of Deposits,  and investments in Canadian
Commercial Paper, foreign securities and Europaper.  In addition, the Funds may invest in depositary receipts.  The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments,  their political  subdivisions,  agencies or instrumentalities  and obligations of supranational  entities  such as the World  Bank and the Asian  Development
Bank.  Investment  in foreign  securities is subject to a number of special risks.

       Since  foreign  securities  are normally  denominated  and traded in foreign  currencies,  the  value  of  a  Fund's  assets  invested  in  such securities may be affected  favorably or  unfavorably by currency  exchange rates and  exchange  control  regulation.  Exchange  rates with  respect to certain  currencies may be particularly  volatile.  Additionally,  although foreign exchange dealers do not charge a fee for currency conversion,  they do realize a profit based on the difference  (the "spread")  between prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign  currency  to a Fund at one rate,  while  offering  a lesser rate of  exchange  should a Fund  desire to  resell  that  currency  to the dealer.

       There may be less  information  publicly  available  about a foreign company than about a U.S. company,  and foreign companies are not generally subject to  accounting,  auditing,  and financial  reporting  standards and practices  comparable to those in the United States. The securities of some foreign  companies  are  less  liquid  and  at  times  more  volatile  than securities of comparable U.S. companies.  Foreign brokerage commissions and other fees are also  generally  higher than in the United  States.  Foreign settlement  procedures  and trade  regulations  may involve  certain  risks
(such as delays in payment or delivery of  securities or in the recovery of a Fund's assets held abroad) and expenses not present in the  settlement of domestic investments.

       In addition,  with respect to certain foreign countries,  there is a possibility of  nationalization  or expropriation  of assets,  confiscatory taxation,  political or financial  instability and diplomatic  developments which could affect the value of investments in those countries.  In certain countries,  legal remedies  available to investors may be more limited than those  available  with respect to investments in the United States or other countries.  The laws of some foreign  countries may limit a Fund's  ability to invest in  securities  of certain  issuers  located in those  countries.
Special tax considerations apply to foreign securities.

       On January 1, 1999,  the  European  Monetary  Market  Union  ("EMU")
introduced a new single  currency,  the euro,  which  replaced the national currency for participating  member countries.  Those countries are Austria,
Belgium,  Finland,  France,  Germany,   Ireland,  Italy,  Luxembourg,   the
Netherlands,  Portugal and Spain.  A new European  Central Bank ("ECB") was
created to manage the  monetary  policy of the new unified  region.  On the same day,  exchange  rates were  irrevocably  fixed  between the EMU member countries.  National  currencies  will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.

       The  International  Equity  Fund and Situs Small Cap Fund may invest in the securities of emerging market issuers.  Investing in emerging market securities  involves  risks  which  are  in  addition  to the  usual  risks inherent in foreign  investments.  Some emerging markets countries may have fixed or managed  currencies  that are not  free-floating  against the U.S.
dollar.  Further,  certain  currencies  may not be traded  internationally.
Certain of these currencies have experienced a steady devaluation  relative to the U.S.  dollar.  Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.

       Some countries  with emerging  securities  markets have  experienced substantial,  and in some periods  extremely  high,  rates of inflation for many years.  Inflation and rapid  fluctuation  in inflation  rates have had and may continue to have negative  effects on the economies and  securities markets of certain  countries.  Moreover,  the economies of some  countries may differ  favorably or unfavorably from the U.S. economy in such respects as rate of  growth  of  gross  domestic  product,  the  rate of  inflation, capital  reinvestment,  resource  self-sufficiency,  number  and  depth  of
industries   forming  the  economy's   base,   governmental   controls  and
investment  restrictions  that are subject to political  change and balance of  payments  position.  Further,  there  may be  greater  difficulties  or
restrictions   with  respect  to  investments   made  in  emerging  markets
countries.

       Emerging markets typically have  substantially less volume than U.S.
markets.  In addition,  securities in many of such markets are less liquid, and their prices often are more  volatile,  than  securities  of comparable
U.S. companies.  Such markets often have different clearance and settlement procedures  for  securities  transactions,  and in some markets  there have been times when  settlements  have been unable to keep pace with the volume of  transactions,  making it difficult to conduct  transactions.  Delays in
settlement   could  result  in   temporary   periods  when  assets  may  be
uninvested.  Settlement  problems in emerging markets  countries also could cause the Fund to miss attractive  investment  opportunities.  Satisfactory
custodial   services  may  not  be  available  in  some  emerging   markets
countries,  which may result in the Fund's  incurring  additional costs and delays in the transportation and custody of such securities.

       Each of the Growth Fund,  Income Equity Fund,  Rotating  Index Fund,
Dividend  Capture Fund,  International  Equity Fund, Mid Corp America Fund,
New Economy Fund,  Situs Small Cap Fund,  Fixed Income  Securities Fund and
Short/Intermediate  Fixed  Income  Securities  Fund may  invest in  foreign
securities.    Each   of   the   Fixed   Income    Securities    Fund   and
Short/Intermediate  Fixed Income Securities Fund, however,  may only invest up to 10% of its net assets in non-U.S. dollar-denominated bonds.

Futures Contracts and Options on Futures Contracts

       A futures  contract is a binding  contractual  commitment  which, if held to maturity,  will result in an obligation to make or accept  delivery of a security at a specified  future time and price. By purchasing  futures
(assuming a "long"  position) a Fund will legally obligate itself to accept the future  delivery of the  underlying  security and pay the agreed price.
By selling futures  (assuming a "short"  position) it will legally obligate itself to make the future  delivery of the security  against payment of the agreed price.  Open futures  positions on debt securities will be valued at the  most  recent  settlement  price,  unless  that  price  does not in the judgment of the Trustees  reflect the fair value of the contract,  in which case  the  positions  will be  valued  by or  under  the  direction  of the
Trustees.  Positions  taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting  transactions which may result in a profit or a loss.  While futures  positions taken by a Fund will usually be liquidated in this manner,  a Fund may instead make or take delivery of the  underlying  securities  whenever  it appears  economically advantageous to the Fund to do so. A clearing  corporation  associated with the exchange on which futures are traded  assumes  responsibility  for such closing  transactions  and  guarantees  that the Fund's  sale and  purchase
obligations   under   closed-out   positions   will  be  performed  at  the
termination of the contract.

       Hedging  by use of  futures on debt  securities  seeks to  establish more  certainly  than would  otherwise  be possible the  effective  rate of return on portfolio  securities.  A Fund may,  for example,  take a "short"
position  in the  futures  market  by  selling  contracts  for  the  future delivery  of  debt  securities  held  by the  Fund  (or  securities  having characteristics  similar  to  those  held by the  Fund)  in  order to hedge against an anticipated  rise in interest rates that would adversely  affect the  value  of the  Fund's  portfolio  securities.  When  hedging  of  this character  is  successful,  any  depreciation  in the  value  of  portfolio securities  may be  offset  by  appreciation  in the  value of the  futures position.

       On other occasions,  a Fund may take a "long" position by purchasing futures  on  debt  securities.  This  would  be  done,  for  example,  when
Huntington  expects to purchase for a Fund  particular  securities  when it has the  necessary  cash,  but expects the rate of return  available in the securities  markets at that time to be less favorable than rates  currently available in the futures  markets.  If the anticipated rise in the price of the securities should occur (with its concomitant  reduction in yield), the increased  cost to the Fund of purchasing  the  securities may be offset by the rise in the value of the futures  position taken in anticipation of the subsequent securities purchase.

       Successful use by a Fund of futures  contracts on debt securities is subject  to  Huntington's  ability to predict  correctly  movements  in the direction of interest  rates and other factors  affecting  markets for debt securities.  For example,  if a Fund has hedged against the  possibility of an  increase in interest  rates  which  would  adversely  affect the market prices of debt  securities  held by it and the  prices  of such  securities increase  instead,  the Fund will lose  part or all of the  benefit  of the increased value of its securities  which it has hedged because it will have
offsetting  losses  in  its  futures  positions.   In  addition,   in  such
situations,  if the  Fund  has  insufficient  cash,  it may  have  to  sell securities to meet daily margin maintenance  requirements.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

       A Fund may  purchase  and write put and call options on debt futures contracts,  as they become  available.  Such options are similar to options on securities  except that options on futures  contracts give the purchaser the  right,  in return for the  premium  paid,  to assume a  position  in a futures  contract  (a long  position  if the  option  is a call and a short position if the option is a put) at a specified  exercise price at any time during the period of the option. As with options on securities,  the holder or writer of an option may  terminate its position by selling or purchasing an option  of the same  series.  There is no  guarantee  that such  closing transactions  can be effected.  A Fund will be required to deposit  initial margin  and  variation  margin  with  respect  to put and call  options  on futures contracts written by it pursuant to brokers' requirements,  and, in addition,  net option premiums  received will be included as initial margin deposits.  See "Margin Payments" below. Compared to the purchase or sale of futures  contracts,  the  purchase  of  call  or  put  options  on  futures contracts  involves  less  potential  risk to a Fund  because  the  maximum amount  at risk is the  premium  paid  for the  options  plus  transactions costs.  However,  there may be circumstances  when the purchases of call or put  options on a futures  contract  would  result in a loss to a Fund when the  purchase  or sale of the  futures  contracts  would not,  such as when there is no  movement  in the prices of debt  securities.  The writing of a put or call option on a futures  contract  involves  risks similar to those risks relating to the purchase or sale of futures contracts.

       Margin payments.  When a Fund purchases or sells a futures contract, it is  required  to  deposit  with its  custodian  an amount of cash,  U.S.
Treasury  bills,  or  other   permissible   collateral  equal  to  a  small
percentage of the amount of the futures  contract.  This amount is known as
"initial  margin".  The nature of initial  margin is different from that of in security  transactions  in that it does not involve  borrowing  money to finance  transactions.  Rather,  initial margin is similar to a performance bond or good faith  deposit  that is returned to the Fund upon  termination of the contract,  assuming the Fund satisfies its contractual  obligations.
Subsequent  payments  to and from the  broker  occur on a daily  basis in a process known as "marking to market".  These payments are called "variation margin"  and are  made as the  value  of the  underlying  futures  contract fluctuates.  For  example,  when a Fund  sells a futures  contract  and the price of the underlying debt security rises above the delivery  price,  the
Fund's  position  declines  in  value.  The Fund  then  pays  the  broker a variation  margin  payment  equal to the  difference  between the  delivery price of the  futures  contract  and the  market  price  of the  securities
underlying  the  futures  contract.   Conversely,   if  the  price  of  the
underlying  security  falls below the delivery  price of the contract,  the
Fund's  futures  position  increases in value.  The broker then must make a variation  margin  payment  equal to the  difference  between the  delivery price of the  futures  contract  and the  market  price  of the  securities underlying the futures contract.

       When a Fund  terminates  a position in a futures  contract,  a final determination  of variation  margin is made,  additional cash is paid by or to the  Fund,  and  the  Fund  realizes  a loss  or a  gain.  Such  closing transactions involve additional commission costs.

       Liquidity  risks.  Positions in futures  contracts may be closed out only on an  exchange or board of trade  which  provides a secondary  market for such  futures.  Although the Trust  intends to purchase or sell futures only on  exchanges  or boards of trade where there  appears to be an active secondary  market,  there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular  contract or at any  particular  time.  If  there  is not a liquid  secondary  market  at a particular  time,  it may not be  possible  to close a futures  position at such time and,  in the  event of  adverse  price  movements,  a Fund  would continue to be required to make daily cash  payments of  variation  margin.
However,  in the  event  financial  futures  are  used to  hedge  portfolio securities,  such securities will not generally be sold until the financial futures can be terminated. In such circumstances,  an increase in the price of the portfolio  securities,  if any, may  partially or completely  offset losses on the financial futures.

       In  addition  to the risks that apply to all  options  transactions, there are several  special risks relating to options on futures  contracts.
The ability to  establish  and close out  positions in such options will be subject to the development and  maintenance of a liquid  secondary  market.
It is not  certain  that  such  a  market  will  develop.  Although  a Fund generally  will  purchase  only those options for which there appears to be an active secondary  market,  there is no assurance that a liquid secondary market  on an  exchange  will  exist  for any  particular  option or at any particular  time.  In the  event  no  such  market  exists  for  particular options,  it might not be possible to effect closing  transactions  in such options,  with the result that the Fund would have to exercise  the options in order to realize any profit.

       Hedging  risks.  There are several risks in connection  with the use by a Fund of futures  contracts  and related  options as a hedging  device.
One risk arises because of the imperfect  correlation  between movements in the prices of the  futures  contracts  and  options  and  movements  in the prices of securities  which are the subject of the hedge.  Huntington will, however,  attempt to reduce this risk by  purchasing  and  selling,  to the extent  possible,  futures  contracts and related options on securities and indexes the  movements of which will, in its  judgment,  correlate  closely with  movements  in the  prices of the  portfolio  securities  sought to be hedged.

       Successful  use of  futures  contracts  and  options  by a Fund  for hedging  purposes  is also  subject  to  Huntington's  ability  to  predict correctly  movements in the direction of the market.  It is possible  that, where  a Fund  has  purchased  puts  on  futures  contracts  to  hedge  its portfolio  against a decline  in the  market,  the  securities  or index on which  the puts are  purchased  may  increase  in  value  and the  value of securities  held in the portfolio may decline.  If this occurred,  the Fund would lose money on the puts and also  experience a decline in value in its portfolio securities.  In addition,  the prices of futures, for a number of reasons,  may not  correlate  perfectly  with  movements in the  underlying
securities  or  index  due  to  certain  market  distortions.   First,  all
participants   in  the  futures   market  are  subject  to  margin  deposit
requirements.  Such  requirements  may  cause  investors  to close  futures contracts through  offsetting  transactions  which could distort the normal relationship  between the underlying security or index and futures markets.
Second,  the margin  requirements  in the futures  markets are less onerous than margin  requirements  in the securities  markets in general,  and as a
result  the  futures  markets  may  attract  more   speculators   than  the
securities  markets  do.  Increased  participation  by  speculators  in the futures  markets may also cause  temporary  price  distortions.  Due to the possibility of price distortion,  even a correct forecast of general market trends  by  Huntington  may  still  not  result  in  a  successful  hedging transaction over a very short time period.

       Other risks.  Funds will incur  brokerage  fees in  connection  with
their  futures  and  options  transactions.   In  addition,  while  futures
contracts  and  options on  futures  will be  purchased  and sold to reduce certain risks,  those  transactions  themselves entail certain other risks.
Thus,  while a Fund  may  benefit  from  the  use of  futures  and  related options,  unanticipated  changes in interest rates or stock price movements may result in a poorer overall  performance for the Fund than if it had not entered into any futures contracts or options  transactions.  Moreover,  in the event of an imperfect  correlation between the futures position and the
portfolio  position  which  is  intended  to  be  protected,   the  desired
protection may not be obtained and the Fund may be exposed to risk of loss.

Index - Based Investments

       Index-Based  Investments,  such  as  Standard  &  Poor's  Depository
Receipts ("SPDRs"),  NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), World
Equity Benchmark Shares ("WEBS"), and Dow Jones DIAMONDS ("Diamonds"),  are
interests in a unit investment  trust ("UIT") that may be obtained from the
UIT or purchased in the secondary market.  SPDRs,  NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

       A UIT will generally issue  Index-Based  Investments in aggregations of 50,000 known as "Creation  Units" in exchange for a "Portfolio  Deposit"
consisting  of (a) a portfolio of securities  substantially  similar to the component  securities  ("Index  Securities")  of the applicable  index (the
"Index"),  (b) a cash payment  equal to a pro rata portion of the dividends accrued on the UIT's portfolio  securities  since the last dividend payment by the UIT,  net of expenses  and  liabilities,  and (c) a cash  payment or credit  ("Balancing  Amount")  designed to equalize  the net asset value of the Index and the net asset value of a Portfolio Deposit.

       Index-Based  Investments  are not  individually  redeemable,  except upon  termination  of the UIT. To redeem,  the  portfolio  must  accumulate enough  Index-Based  Investments  to  reconstitute  a Creation  Unit (large aggregations  of a particular  Index-Based  Investment).  The  liquidity of small holdings of Index-Based Investments,  therefore, will depend upon the existence of a secondary  market.  Upon  redemption of a Creation Unit, the
portfolio  will  receive  Index   Securities  and  cash  identical  to  the
Portfolio  Deposit  required of an investor  wishing to purchase a Creation
Unit that day.

       The price of  Index-Based  Investments is derived and based upon the securities held by the UIT. Accordingly,  the level of risk involved in the purchase  or  sale  of  Index-Based  Investments  is  similar  to the  risk involved in the  purchase or sale of  traditional  common  stock,  with the exception that the pricing  mechanism for Index-Based  Investments is based on a basket  of  stocks.  Disruptions  in the  markets  for the  securities underlying  Index-Based  Investments  purchased  or sold  by the  Portfolio could result in losses on Index-Based  Investments.  Trading in Index-Based
Investments  involves risks similar to those risks,  described  above under
"Options," involved in the writing of options on securities.

Index Futures Contracts and Options on Index Futures Contracts

       A debt index futures  contract is a contract to buy or sell units of a specified  debt index at a specified  future date at a price  agreed upon when the  contract  is made.  A unit is the current  value of the index.  A stock index futures  contract is a contract to buy or sell units of a stock index at a specified  future date at a price  agreed upon when the contract is made. A unit is the current value of the stock index.

       The  following  example  illustrates  generally  the manner in which index futures contracts  operate.  The Standard & Poor's 100 Stock Index is composed of 100  selected  common  stocks,  most of which are listed on the
New York Stock Exchange.  The S&P 100 Index assigns relative  weightings to the common  stocks  included in the Index,  and the Index  fluctuates  with changes in the market  values of those  common  stocks.  In the case of the
S&P 100 Index,  contracts are to buy or sell 100 units.  Thus, if the value of the S&P 100 Index were $180,  one contract  would be worth  $18,000 (100 units X $180). The stock index futures contract  specifies that no delivery of the  actual  stocks  making  up the  index  will  take  place.  Instead, settlement in cash must occur upon the  termination  of the contract,  with the  settlement  being the  difference  between the contract  price and the actual  level of the stock index at the  expiration  of the  contract.  For example,  if a Fund enters into a futures  contract to buy 100 units of the
S&P 100 Index at a specified  future  date at a contract  price of $180 and the S&P 100 Index is at $184 on that future  date,  the Fund will gain $400
(100 units X gain of $4).  If the Fund  enters  into a futures  contract to sell 100 units of the stock index at a specified  future date at a contract price of $180 and the S&P 100  Index is at $182 on that  future  date,  the
Fund will lose $200 (100 units X loss of $2). A Fund may  purchase  or sell futures  contracts  with  respect to any stock  index.  Positions  in index futures  may be  closed  out only on an  exchange  or board of trade  which provides a secondary market for such futures.

       Purchases  and  sales  of  index  futures  may be used to  hedge  an investment.  To hedge an  investment  successfully,  however,  a Fund  must invest in futures  contracts  with  respect to indices or  sub-indices  the movements of which will have a significant  correlation  with  movements in the prices of the Fund's securities.

       Options  on index  futures  contracts  are  similar  to  options  on securities  except  that  options  on  index  futures  contracts  give  the purchaser  the right,  in return for the premium paid, to assume a position in an index  futures  contract (a long position if the option is a call and a short  position if the option is a put) at a specified  exercise price at any time during the period of the option.  Upon exercise of the option, the holder  assumes the  underlying  futures  position and receives a variation margin  payment of cash or  securities  approximating  the  increase in the value of the  holder's  option  position.  If an option is exercised on the last  trading  day  prior  to  the  expiration  date  of  the  option,  the settlement  is made  entirely in cash based on the  difference  between the exercise  price of the option and the  closing  level of the index on which the  futures  contract  is  based on the  expiration  date.  Purchasers  of options who fail to  exercise  their  options  prior to the  exercise  date suffer a loss of the premium paid.

       As an  alternative  to  purchasing  call  and put  options  on index futures  contracts,  a Fund  may  purchase  put  and  call  options  on the underlying  indices  themselves  to the extent that such options are traded on national securities  exchanges.  Index options are similar to options on individual  securities  in that the  purchaser of an index option  acquires the right to buy, and the writer  undertakes  the  obligation  to sell,  an index at a stated exercise price during the term of the option.  Instead of giving the right to take or make actual delivery of securities,  the holder of an index  option  has the right to receive a cash  "exercise  settlement amount."  This  amount is equal to the  amount by which the fixed  exercise price of the option  exceeds (in the case of a put) or is less than (in the case of a call) the closing  value of the  underlying  index on the date of the exercise,  multiplied by a fixed "index  multiplier." A Fund will enter into an option  position  only if there  appears  to be a liquid  secondary market for such options.

       The  Funds  will not  engage in  transactions  in  options  on stock
indices  for  speculative   purposes  but  only  to  protect   appreciation
attained,  to offset  capital losses and to take advantage of the liquidity available in the option markets.  The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

       All of the Funds may  utilize  index  futures  or  options  on index futures.

Interests in Other Limited Liability Companies

       The  International  Equity  Fund and the  Situs  Small  Cap Fund may
invest  in  entities  such  as  limited  partnerships,   limited  liability
companies,  business  trusts and  companies  organized  outside  the United
States which may issue securities comparable to common or preferred stock.

Interest Rate Risk

       Interest  rate risk is the risk that  changes in interest  rates may cause a decline in the market value of an investment.  With bonds and other fixed income  securities,  a rise in interest rates typically causes a fall in bond values,  while a fall in interest rates typically  causes a rise in bond  values.  Fixed  income  securities  with longer  maturities  are more susceptible  to  changes in value due to  interest  rate  changes  than are those with shorter maturities.

       Recent market experience has shown that certain derivative  mortgage securities  have a higher  degree of  interest  rate risk and, as a result, the prices of such securities may be highly volatile.  In addition,  recent market  experience has shown that during periods of rising  interest rates, the market for  certain  derivative  mortgage  securities  may become  more unstable and such  securities  may become more  difficult to sell as market makers  either  choose not to  repurchase  such  securities or offer prices which are unacceptable to the Adviser based on market conditions.

Lending Portfolio Securities

       In order to generate  additional income,  each of the Funds may lend its portfolio securities on a short-term basis to certain brokers,  dealers or other financial  institutions selected by Huntington and approved by the
Trustees.  In determining whether to lend to a particular broker, dealer or financial  institution,  Huntington  will  consider all relevant  facts and circumstances,  including the size,  creditworthiness and reputation of the
borrower.   Consistent  with  SEC  guidelines,   any  loans  made  will  be
continuously secured by collateral in cash, U.S. government  obligations or other  high-quality debt obligations at least equal to 100% of the value of the  securities on loan. As a matter of fundamental  policy,  the aggregate value of all  securities  loaned by each of the Funds,  except the Rotating
Index Fund,  Dividend  Capture Fund,  International  Equity Fund,  Mid Corp
America  Fund,  New Economy  Fund,  and Situs Small Cap Fund may not exceed
20% of the Fund's total assets. As a matter of non-fundamental  policy, the
Rotating Index Fund, Dividend Capture Fund,  International Equity Fund, Mid
Corp  America  Fund,  New Economy  Fund,  and Situs Small Cap Fund may each lend portfolio  securities in an amount  representing  up to 33 1/3% of the value of their total assets.

       While  portfolio  securities  are on loan,  the borrower will pay to the lending Fund any dividends or interest  received on the securities.  In addition,  the Fund  retains all or a portion of the  interest  received on investment of the collateral or receives a fee from the borrower.  Although voting rights, or rights to consent,  with respect to the loaned securities pass to the borrower,  the lending Fund retains the right to call the loans at any time on  reasonable  notice,  and it will do so to  enable a Fund to exercise voting rights on any matters materially  affecting the investment.
A Fund may also call such loans in order to sell the securities.

       One of the risks in  lending  portfolio  securities,  as with  other extensions of credit,  is the possible  delay in recovery of the securities or  possible  loss of rights in the  collateral  should the  borrower  fail
financially.   There  is  also  the  risk  that,  when  lending   portfolio
securities,  the  securities  may not be  available  to a Fund on a  timely basis  and a  Fund  may,  therefore,  lose  the  opportunity  to  sell  the securities at a desirable price. In addition,  in the event that a borrower of securities  would file for bankruptcy or become  insolvent,  disposition of the securities may be delayed pending court action.

Liquidity Risk

       Certain  securities  may be difficult or  impossible  to sell at the time and price  that a Fund would  like.  A Fund may have to accept a lower price, sell other securities or forego an investment opportunity,  and this could  have  a  negative  effect  on  performance.  This  risk  applies  to
restricted  securities,   Rule  144A  Securities  certain  over-the-counter
options,  securities  not traded in the U.S.  markets and other  securities that may trade in U.S.  markets  but are not  registered  under the federal securities laws.

Market Risk

       Market  risk is the risk that the value of a  security  will move up or down,  sometimes rapidly and unpredictably.  These  fluctuations,  which are often  referred  to as  "volatility,"  may cause a security to be worth less than it was worth at an earlier time.  Market risk may affect a single issuer,  industry or sector of the economy or the market as a whole. Market risk is common to most  investments,  including  stocks and bonds,  and the mutual funds that invest in them.  Bonds and other fixed income  securities generally  involve less market risk than stocks.  The risks of investing in bonds,  however,  can vary  significantly  depending  upon  factors such as issuer and  maturity.  The bonds of some  companies may be riskier than the stocks of others.

Money Market Instruments

       Except where  otherwise  noted,  all of the Funds may, for temporary defensive  or  liquidity  purposes,  invest  up to 100% of their  assets in money market instruments.

       Commercial Paper and Variable Amount Master Demand Notes

            Consistent  with  its  investment  objective,   policies,   and
       restrictions,  each Fund may invest in commercial  paper  (including
       Section 4(2)  commercial  paper) and variable  amount  master demand notes.  Commercial  paper  consists of  unsecured  promissory  notes issued by  corporations  normally  having  maturities of 270 days or less and rates of return  which are  fixed.  These  investments  may include Canadian  Commercial Paper, which is U.S. dollar denominated commercial  paper  issued by a  Canadian  corporation  or a Canadian counterpart  of a U.S.  corporation,  and  Europaper,  which is U.S.
       dollar denominated commercial paper of a foreign issuer.

            Variable amount master demand notes are unsecured  demand notes that  permit the  indebtedness  thereunder  to vary and  provide for periodic  adjustments in the interest rate according to the terms of the  instrument.  Because  master  demand  notes are direct  lending arrangements  between a Fund and the issuer,  they are not  normally traded.  Although there is no secondary  market in the notes, a Fund may demand payment of principal and accrued  interest at any time. A variable  amount  master  demand  note  will  be  deemed  to  have a maturity equal to the longer of the period of time  remaining  until the next  readjustment  of its  interest  rate or the period of time remaining  until the  principal  amount  can be  recovered  from the issuer through demand.

            The  commercial  paper in which any of the Money  Market  Funds may  invest is subject to the  issuer  diversification  and  quality
       restrictions   imposed  by  Rule  2a-7  under  the  1940  Act.   The
       commercial  paper in which the Mortgage  Securities  Fund may invest must be: (i) rated A-1 or better by Standard & Poor's  Ratings Group
       ("S&P")  or  P-1  or  better  by  Moody's  Investors  Service,  Inc.
       ("Moody's");   or  (ii)  unrated,   but  issued  by  companies  with
       outstanding debt issues rated AAA by S&P or Aaa by Moody's.

       Bank Obligations

       Bank  obligations  are  short-term  obligations  issued by U.S.  and
      foreign  banks,  including  bankers'  acceptances,   certificates  of
      deposit, time deposits and similar securities.

            Bankers'   acceptances  are  negotiable   drafts  or  bills  of
       exchange  typically  drawn by an  importer  or  exporter  to pay for specific  merchandise  that are  "accepted" by a bank,  meaning,  in effect, that the bank  unconditionally  agrees to pay the face value of the instrument on maturity.  Investments in bankers'  acceptances will be limited to those  guaranteed  by domestic and foreign  banks having,  at the time of  investment,  total  assets of $1 billion or more (as of the date of the  institution's  most recently  published financial statements).

            Certificates  of  deposit  and time  deposits  represent  funds deposited  in a  commercial  bank or a savings and loan  association for a definite period of time and earning a specified return.

            Investments  in  certificates  of deposit and time deposits may include  Eurodollar  Certificates of Deposit,  which are U.S. dollar denominated  certificates  of  deposit  issued by offices of foreign and  domestic  banks  located  outside  the  United  States,  Yankee
       Certificates  of Deposit,  which are  certificates of deposit issued by a U.S. branch of a foreign bank  denominated in U.S.  dollars and held in the United States,  Eurodollar Time Deposits ("ETDs"), which are U.S. dollar  denominated  deposits in a foreign branch of a U.S.
       bank or a foreign bank, and Canadian Time Deposits  ("CTDs"),  which are U.S.  dollar  denominated  certificates  of  deposit  issued  by
       Canadian  offices  of  major  Canadian  banks.  All  investments  in certificates  of deposit and time  deposits will be limited to those
       (a) of domestic and foreign banks and savings and loan  associations which,  at the time of  investment,  have total assets of $1 billion or  more  (as  of  the  date  of  the  institution's  most  recently published  financial  statements)  or (b) the  principal  amount  of which is insured by the Federal Deposit Insurance Corporation.

            The Money Market  Fund,  Ohio  Municipal  Money Market Fund and
       Florida  Tax-Free  Money  Fund may only  invest in bank  obligations issued by domestic banks and U.S.  branches of foreign banks subject to  U.S.  banking  regulation.  In  addition,  at  the  time  of the
       investment,   the  issuing  bank  must  have  capital,  surplus  and
       undivided  profits  in  excess  of $100  million.  Issuing  banks of obligations in which the Mortgage  Securities Fund invests must have capital, surplus and undivided profits in excess of $1 billion.

            The  Michigan  Tax-Free  Fund is limited to  investing  only in dollar-denominated  obligations  of:  (i) U.S.,  Canadian,  Asian or
       European  banks with at least $500 million in total assets;  or (ii)
       U.S.  savings  and loan  associations  with at least $1  billion  in total assets.

       Variable Rate Demand Notes

            Variable  rate demand notes  ("VRDNs")  are  unsecured,  direct
       lending   arrangements   between  a  Fund,  as  the  lender,  and  a
       corporation, financial institution,  government agency, municipality or other entity.

            VRDNs have interest  rates which float or which are adjusted at regular  intervals  ranging  from daily to  annually.  Although  the
       VRDNs  are not  generally  traded,  a Fund  may  demand  payment  of principal and accrued  interest  according to its  arrangement  with the borrower  (usually upon no more than seven days' notice).  VRDNs are,  therefore,  treated  as  maturing  on the  later  of the  next interest  adjustment  or the date on  which a Fund  may next  demand payment. Some VRDNs are backed by bank letters of credit.

            Each of the Funds may only  invest in VRDNs  which  satisfy its credit requirements for commercial paper.

       Other   instruments  may  include:   obligations   (certificates  of
deposit,  time deposits,  bank master notes,  and bankers'  acceptances) of
thrift   institutions,   and   savings  and  loans,   provided   that  such
institutions  have total assets of $1 billion or more as shown on heir last published  financial  statements  at the  time  of  investment;  short-term corporate  obligations  rated within the three highest rating categories by an  NRSRO  (e.g.,  at  least  A by S&P or A by  Moody's)  at  the  time  of investment,  or,  if  not  rated,  determined  by  the  Adviser  to  be  of comparable  quality;  general obligations issued by the U.S. Government and backed by its full faith and credit,  and obligations  issued or guaranteed as to principal and interest by agencies or  instrumentalities  of the U.S.
Government  (e.g.,  obligations  issued  by  Farmers  Home  Administration,
Government  National  Mortgage  Association,  Federal  Farm Credit Bank and
Federal Housing Administration);  receipts,  including TRs, TIGRs and CATS;
repurchase  agreements involving such obligations;  money market funds, and foreign commercial paper.

Money Market Mutual Funds

       Except  under  limited  circumstances  or pursuant  to an  exemptive relief from the Securities and Exchange  Commission,  a Fund may not invest more  than 10% of its total  assets at any one time in the  shares of other funds,  5% of its total  assets in the  shares of any one mutual  fund,  or more  than 3% of the  shares of any one fund.  When a Fund  invests  in the shares of other  mutual  funds,  investment  advisory  and other  fees will apply, and the investment's yield will be reduced accordingly.

       Pursuant to an exemptive order,  dated July 24, 2001,  received from the SEC,  each of the Equity Funds and the Income  Funds,  may invest up to
25% of their  respective total assets in Interfund shares of the Huntington
Money  Market Fund.  The  Rotating  Index Fund may invest all of its assets in shares of any one-investment company.

Mortgage-related Securities

       Mortgage-related   securities  are  securities  that,   directly  or
indirectly,  represent  participations  in, or are  secured by and  payable from, loans secured by real property.  Mortgage-related  securities include mortgage pass-through  securities,  adjustable rate mortgage securities and derivative  securities  such as  collateralized  mortgage  obligations  and stripped mortgage-backed securities.  Mortgage-related securities fall into three categories:  (a) those issued or guaranteed by the U.S. Government or one of its  agencies  or  instrumentalities,  such as  Government  National
Mortgage  Association  ("GNMA"),   Federal  National  Mortgage  Association
("FNMA") and Federal Home Loan Mortgage  Corporation  ("FHLMC");  (b) those issued by  non-governmental  issuers that  represent  interests  in, or are collateralized by, mortgage-related  securities issued or guaranteed by the
U.S. Government or one of its agencies or instrumentalities;  and (c) those issued by  non-governmental  issuers that  represent an interest in, or are collateralized  by, whole  mortgage  loans or  mortgage-related  securities without a government guarantee but usually with  over-collateralization  or some other form of private  credit  enhancement.  Non-governmental  issuers include  originators of investors in mortgage loans,  including savings and loan  associations,  mortgage bankers,  commercial banks,  investment banks and special purpose subsidiaries of the foregoing.

       There are a number of important  differences both among the agencies and  instrumentalities  of the U.S. Government that issue  mortgage-related securities  and among the securities  themselves.  Ginnie Maes are Mortgage
Pass-Through  Certificates  issued by GNMA,  which is a  wholly-owned  U.S.
Government   corporation   within  the  Department  of  Housing  and  Urban
Development.  Ginnie  Maes  are  guaranteed  as to the  timely  payment  of principal  and interest by GNMA and GNMA's  guarantee is backed by the full faith  and  credit  of the U.S.  Treasury.  In  addition,  Ginnie  Maes are supported by the  authority of GNMA to borrow funds from the U.S.  Treasury to  make  payments  under  GNMA's  guarantee.  Mortgage-related  securities issued by the Federal National Mortgage  Association  ("FNMA") include FNMA
Guaranteed  Mortgage  Pass-Through  Certificates  (also  known  as  "Fannie
Maes")  which  are  solely  the  obligations  of the  FNMA.  The  FNMA is a government-sponsored  organization owned entirely by private  stockholders.
Fannie Maes are  guaranteed as to timely  payment of principal and interest by FNMA but are not backed by or  entitled  to the full faith and credit of the U.S. Treasury.  Mortgage-related  securities issued by the Federal Home
Loan Mortgage  Corporation  ("FHLMC") include FHLMC Mortgage  Participation
Certificates  (also  known as  "Freddie  Macs" or  "PCS").  The  FHLMC is a corporate  instrumentality of the U.S.  Government,  created pursuant to an
Act of  Congress,  which is owned  entirely  by  Federal  Home Loan  Banks.
Freddie  Macs are not  guaranteed  by the U.S.  Treasury  or by any Federal
Home  Loan  Bank and do not  constitute  a debt or  obligation  of the U.S.
Government  or of any  Federal  Home Loan Bank.  Freddie  Macs  entitle the holder to timely  payment of interest,  which is  guaranteed  by the FHLMC.
The FHLMC  guarantees  either ultimate  collection or timely payment of all principal  payments on the underlying  mortgage loans.  When the FHLMC does not guarantee  timely payment of principal,  FHLMC may remit the amount due on account of its  guarantee  of ultimate  payment of principal at any time after  default on an  underlying  mortgage,  but in no event later than one year after it becomes payable.

       Although  certain  mortgage-related  securities  are guaranteed by a third  party  or  otherwise  similarly  secured,  the  market  value of the security,  which may  fluctuate,  is not so secured.  If a Fund purchases a mortgage-related  security at a premium,  that portion may be lost if there is a decline in the market value of the  security  whether  resulting  from changes  in  interest  rates  or  prepayments  in the  underlying  mortgage collateral.  As with  other  interest-bearing  securities,  the  prices  of mortgage-related  securities are inversely  affected by changes in interest rates.  However,  though  the  value  of a  mortgage-related  security  may decline when interest  rates rise,  the converse is not  necessarily  true, since in periods of declining  interest rates the mortgages  underlying the
security  are  prone  to  prepayment.   For  this  and  other  reasons,   a
mortgage-related   security's   effective  maturity  may  be  shortened  by
unscheduled  prepayments on the underlying mortgages and, therefore,  it is not possible to predict  accurately the  security's  return to the Fund. In
addition,   regular  payments  received  in  respect  of   mortgage-related
securities  include both interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

       The  Mortgage   Securities  Fund,  Fixed  Income   Securities  Fund,
Intermediate  Government  Income Fund and  Short/Intermediate  Fixed Income
Securities  Fund may invest in  mortgage-related  securities  issued by the
U.S.  government,  its agencies or  instrumentalities,  and the  derivative mortgage securities  described above. In addition,  the Mortgage Securities
Fund may invest in mortgage-related securities issued by private entities.

       Mortgage Pass-through Securities
            Mortgage  pass-through  securities provide for the pass-through to investors of their pro-rata share of monthly payments  (including any  prepayments)  made by the  individual  borrowers  on the pooled mortgage  loans,  net of any  fees  paid  to the  guarantor  of such securities and the servicer of the underlying mortgage loans.

       Adjustable Rate Mortgage Securities
            Adjustable rate mortgage  securities  ("ARMS") are pass-through mortgage securities  collateralized by mortgages with interest rates that are adjusted  from time to time.  The  adjustments  usually are determined in accordance  with a  predetermined  interest rate index and may be  subject  to  certain  limits.  While the values of ARMS, like other debt  securities,  generally  vary inversely with changes in market  interest  rates  (increasing  in value during  periods of declining  interest  rates and decreasing in value during periods of increasing  interest rates),  the values of ARMS should generally be more  resistant to price swings than other debt  securities  because the  interest  rates of ARMS move with market  interest  rates.  The adjustable  rate  feature  of  ARMS  will  not,  however,  eliminate fluctuations in the prices of ARMS,  particularly  during periods of extreme  fluctuations in interest rates. Also, since many adjustable rate  mortgages  only reset on an annual  basis,  it can be expected that the prices of ARMS will  fluctuate  to the extent that  changes in prevailing  interest rates are not  immediately  reflected in the interest rates payable on the underlying adjustable rate mortgages.

            ARMS  typically  have caps which  limit the  maximum  amount by which the  interest  rate may be  increased or decreased at periodic intervals or over the life of the loan.  To the extent that interest rates  increase  in  excess  of the caps,  ARMS can be  expected  to behave  more like  traditional  debt  securities  and to  decline in value to a greater  extent  than would be the case in the absence of such caps.  Also, since many adjustable rate mortgages only reset on an annual  basis,  it can be  expected  that the prices of ARMS will fluctuate to the extent that changes in  prevailing  interest  rates are not  immediately  reflected in the interest rates payable on the underlying  adjustable  rate  mortgages.  The  extent  to which  the prices of ARMS  fluctuate  with changes in interest  rates will also be affected by the indices  underlying the ARMS. Some indices,  such as the  one-year  constant  maturity  Treasury  note  rate,  closely mirror changes in market interest rate levels.  Others,  such as the
       11th District  Federal Reserve Cost of Funds Index (often related to
       ARMS issued by FNMA),  tend to lag changes in market levels and tend to be somewhat less volatile.

       Derivative Mortgage Securities

            Collateralized  mortgage  obligations  are derivative  mortgage securities  and are  debt  instruments  issued  by  special  purpose entities  which  are  secured  by pools of  mortgage  loans or other mortgage-related  securities.  Multi-class  pass-through  securities are equity  interests in a trust composed of mortgage loans or other
       mortgage-related   securities.   Both  are   considered   derivative
       mortgage  securities  and are  collectively  referred  to as "CMOs."
       Payments of principal and interest on underlying  collateral provide the  funds  to  pay  debt  service  on the  collateralized  mortgage obligation  or  make  scheduled  distributions  on  the  multi-class pass-through security.

            In a CMO,  a series  of  bonds or  certificates  is  issued  in multiple  classes.  Each  class  of  CMO,  often  referred  to  as a
       "tranche,"  is issued  at a  specific  coupon  rate and has a stated
       maturity  or  final  distribution  date.  Principal  prepayments  on
       collateral   underlying   a  CMO  may   cause   it  to  be   retired
       substantially   earlier   than  the  stated   maturities   or  final
       distribution dates.

            The principal and interest on the  underlying  mortgages may be allocated  among the  several  tranches  of a CMO in many ways.  For example,  certain  tranches may have  variable or floating  interest rates and others may provide only the principal or interest  feature
       of  the  underlying   security.   Generally,   the  purpose  of  the
       allocation  of the cash flow of a CMO to the various  tranches is to obtain a more  predictable  cash flow to certain  of the  individual tranches than exists with the  underlying  collateral of the CMO. As a  general  rule,  the more  predictable  the cash  flow is on a CMO tranche,  the lower the anticipated yield will be on that tranche at the  time of  issuance  relative  to  prevailing  market  yields  on mortgage-related  securities.  As part of the  process  of  creating more  predictable  cash flows on most of the  tranches of a CMO, one or more tranches  generally  must be created that absorb most of the volatility in the cash flows on the underlying  mortgage loans.  The yields  on these  tranches,  which  may  include  inverse  floaters, stripped  mortgage-backed  securities,  and  Z  tranches,  discussed below,  are  generally  higher  than  prevailing  market  yields  on mortgage-related  securities with similar maturities. As a result of the  uncertainty  of the cash  flows of these  tranches,  the market prices of and yield on these tranches generally are more volatile.

            An inverse  floater is a CMO  tranche  with a coupon  rate that moves  inversely  to a  designated  index,  such  as  LIBOR  (London
       Inter-Bank  Offered Rate) or COFI (Cost of Funds  Index).  Like most other fixed income  securities,  the value of inverse  floaters will decrease as interest  rates  increase.  Inverse  floaters,  however, exhibit  greater  price  volatility  than the  majority  of mortgage pass- through  securities or CMOs.  Coupon rates on inverse floaters typically  change at a multiple of the change in the relevant  index rate.  Thus,  any rise in the  index  rate (as a  consequence  of an increase in interest  rates) causes a  correspondingly  greater drop in the  coupon  rate of an  inverse  floater  while  any drop in the index rate causes a  correspondingly  greater increase in the coupon of an inverse  floater.  Some inverse  floaters also exhibit extreme sensitivity  to changes in  prepayments.  Inverse  floaters would be purchased by a Fund in an attempt to protect  against a reduction in the  income  earned on the  Fund's  investments  due to a decline in interest rates.

            Z tranches of CMOs defer interest and principal  payments until one or  more  other  classes  of the CMO  have  been  paid in  full.
       Interest  accretes on the Z tranche,  being added to principal,  and is compounded through the accretion period.  After the other classes have  been  paid in  full,  interest  payments  begin  and  continue through maturity.  Z tranches have  characteristics  similar to zero coupon bonds.  Like a zero coupon bond,  during its accretion period
       a  Z  tranche  has  the  advantage  of   eliminating   the  risk  of
       reinvesting  interest  payments  at lower  rates  during a period of declining  market  interest rates.  At the same time,  however,  and also like a zero coupon  bond,  the market  value of a Z tranche can be  expected  to  fluctuate  more  widely  with  changes  in  market interest  rates than would the market value of a tranche  which pays interest currently. In addition,  changes in prepayment rates on the underlying  mortgage  loans will affect the accretion  period of a Z tranche, and therefore also will influence its market value.

            The  Mortgage  Securities  Fund will  invest only in CMOs which are issued by agencies or  instrumentalities  of the U.S. government or CMOs  issued by private  organizations  which are rated AAA by an
       NRSRO.

            Stripped mortgage-backed  securities ("SMBSs") may represent an interest  solely  in  the  principal  repayments  or  solely  in the
       interest  payments  on   mortgage-backed   securities).   SMBSs  are
       derivative  multi-class  securities.  SMBSs are  usually  structured with two classes and receive  different  proportions of the interest
       and   principal    distributions   on   the   pool   of   underlying
       mortgage-backed  securities.  Due to the  possibility of prepayments on  the  underlying  mortgages,  SMBSs  may  be  more  interest-rate sensitive than other securities  purchased.  If prevailing  interest rates fall below the level at which SMBSs were issued,  there may be substantial prepayments on the underlying mortgages,  leading to the
       relatively   early   prepayments   of   principal-only   SMBSs  (the
       principal-only  or "PO"  class)  and a  reduction  in the  amount of payments made to holders of interest-only  SMBSs (the  interest-only or "IO" class).  Therefore,  interest-only  SMBSs generally increase in value as  interest  rates rise and  decrease in value as interest rates fall,  counter to changes in value  experienced  by most fixed income  securities.  If the underlying  mortgages  experience slower than anticipated  prepayments of principal,  the yield on a PO class will be  affected  more  severely  than  would  be the  case  with a
       traditional   mortgage-related   security.   Because  the  yield  to
       maturity  of an IO  class  is  extremely  sensitive  to the  rate of
       principal   payments   (including   prepayments)   on  the   related
       underlying  mortgage-backed  securities,  it is possible that a Fund might not recover its original  investment on interest-only SMBSs if there are  substantial  prepayments on the underlying  mortgages.  A
       Fund's  inability to fully recoup its investment in these securities as a result of a rapid rate of principal  prepayments may occur even if the  securities  are  rated  AAA by an  NRSRO.  In view of  these considerations,  Huntington intends to use these  characteristics of interest-only  SMBSs to reduce the effects of interest  rate changes on the  value of a Fund's  portfolio,  while  continuing  to  pursue current income.

Options

       A call option  gives the  purchaser of the option the right to buy a security at a stated  price from the writer  (seller) of the option.  A put option gives the  purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option,  during the option  period the writer owns the security  (or a comparable  security sufficient to satisfy securities  exchange  requirements) which may be sold pursuant to the option.  In a covered  put  option,  the writer  holds cash and/or  short-term  debt  instruments  sufficient in an amount equal to the exercise  price of the option.  In  addition,  a put or call option will be considered  covered  if and to the  extent  that some or all of the risk of
the  option  has  been  offset  by  another   option.   A  Fund  may  write
combinations of covered puts and calls on the same underlying security.

       In  general,  a Fund may write  options in an  attempt  to  increase returns or purchase options for hedging purposes.

       The premium received from writing a put or call option,  increases a
Fund's  return on the  underlying  security  in the event  that the  option expires  unexercised  or is  closed  out at a  profit.  The  amount  of the
premium  reflects,   among  other  things,  the  relationship  between  the
exercise  price and the current  market value of the  underlying  security, the  volatility of the  underlying  security,  the amount of time remaining until  expiration,  current  interest  rates,  and the effect of supply and demand  in the  options  market  and  in  the  market  for  the  underlying security.  A put  option  locks  in the  price  at  which a Fund may sell a security it holds,  thus hedging  against market declines and a call option locks in the price at which a Fund may  purchase a security,  thus  hedging against  inflation.  Such protection is provided during the life of the put option  since  the  Fund,  as  holder  of the  option,  is able to sell the underlying  security  at the  option's  exercise  price  regardless  of any decline in the underlying security's market price.

       By writing a call option,  a Fund limits its  opportunity  to profit from any increase in the market value of the underlying  security above the exercise  price of the option but  continues  to bear the risk of a decline in the value of the underlying  security.  By writing a put option,  a Fund assumes  the  risk  that it may be  required  to  purchase  the  underlying security for an exercise  price higher than its then current  market value, resulting in a potential  capital  loss unless the  security  substantially appreciates in value.

       A Fund may  terminate  an option  that it has  written  prior to its expiration by entering  into a closing  purchase  transaction,  in which it purchases an  offsetting  option.  A Fund  realizes a profit or loss from a closing  transaction if the cost of the  transaction  (option  premium plus transaction  costs) is less or more than the premium  received from writing the  option.  Because  increases  in the  market  price  of a  call  option generally reflect increases in the market price of the security  underlying the option,  any loss resulting from a closing purchase  transaction may be offset in whole or in part by  unrealized  appreciation  of the  underlying security owned by a Fund.

       In order for a put option to be profitable,  the market price of the underlying  security must decline  sufficiently below the exercise price to cover the  premium  and  transaction  costs.  By using put  options in this manner a Fund will reduce any profit it might  otherwise have realized from appreciation  of the  underlying  security by the premium  paid for the put option and by transaction costs.

       In order for a call  option to be  profitable,  the market  price of the underlying  security must rise sufficiently above the exercise price to cover the premium and transaction costs.

       Each of the Equity and Income  Funds may write or  purchase  put and call options. All call options written must be covered.

       The successful  use of options  depends on the ability of Huntington to forecast  interest  rate and market  movements.  For example,  if a Fund were to write a call  option  based on  Huntington's  expectation  that the price of the  underlying  security will fall,  but the price rises instead, the Fund could be required to sell the  security  upon  exercise at a price below the current  market price.  Similarly,  if a Fund were to write a put option based on Huntington's  expectations that the price of the underlying security  will  rise,  but the  price  falls  instead,  the  Fund  could be required to purchase the security  upon exercise at a price higher than the current market price.

       When a Fund purchases an option,  it runs the risk that it will lose its entire  investment in the option in a relatively  short period of time, unless  the Fund  exercises  the  option  or  enters  into a  closing  sale transaction  with respect to the option  during the life of the option.  If the price of the underlying  security does not rise (in the case of a call)
or fall (in the case of a put) to an extent  sufficient to cover the option premium  and  transaction  costs,  a  Fund  will  lose  part  or all of its investment in the option.  This  contrasts  with an investment by a Fund in the  underlying  security,  since  the  Fund  will  not  lose  any  of  its investment in such security if the price does not change.

       The use of options also  involves the risk of imperfect  correlation between  movements  in  option  prices  and  movements  in the value of the underlying securities.

       The effective  use of options also depends on the Fund's  ability to terminate  option  positions at times when Huntington deems it desirable to do so.  Although  a Fund will take an option  position  only if  Huntington believes  there is a liquid  secondary  market for the option,  there is no assurance that the Fund will be able to effect  closing  transaction at any particular time or at an acceptable price.

       The Funds generally expect that their options  transactions  will be conducted on recognized  exchanges.  In certain instances,  however, a Fund may purchase and sell options in the  over-the-counter  ("OTC") markets.  A
Fund's  ability to terminate  options in the OTC market may be more limited than for  exchange-traded  options  and may  also  involve  the  risk  that securities  dealers  participating in such transactions  would be unable to meet  their  obligations  to a Fund.  A Fund will,  however,  engage in OTC market transactions only when appropriate exchange-traded  transactions are unavailable and when, in the opinion of Huntington,  the pricing  mechanism and liquidity of the OTC market is satisfactory  and the  participants  are responsible parties likely to meet their contractual obligations.

       If  a   secondary   trading   market  in  options   were  to  become
unavailable,  a Fund could no longer engage in closing  transactions.  Lack of investor  interest  might  adversely  affect the liquidity of the market for  particular  options or series of  options.  A market  may  discontinue trading of a particular option or options generally.  In addition, a market could become temporarily  unavailable if unusual  events--such as volume in excess of trading or  clearing  capability--were  to  interrupt  its normal operations.

       A market may at times find it  necessary to impose  restrictions  on particular  types of options  transactions,  such as opening  transactions.
For  example,  if an  underlying  security  ceases  to meet  qualifications imposed by the market or the Options  Clearing  Corporation,  new series of options  on that  security  will no longer be  opened to  replace  expiring series, and opening  transactions in existing series may be prohibited.  If an  options  market  were to become  unavailable,  a Fund as a holder of an option would be able to realize  profits or limit losses only by exercising the option,  and the Fund, as option writer,  would remain  obligated under the option until expiration.

       Disruptions  in the markets for the  securities  underlying  options purchased  or sold by a Fund  could  result in losses  on the  options.  If trading is  interrupted in an underlying  security,  the trading of options on that  security  is  normally  halted  as well.  As a  result,  a Fund as purchaser or writer of an option will be unable to close out its  positions until  options  trading  resumes,  and it may be  faced  with  considerable losses if trading in the  security  reopens  at a  substantially  different price.  In addition,  the Options  Clearing  Corporation  or other  options markets may impose exercise  restrictions.  If a prohibition on exercise is imposed at the time when  trading in the  option  has also been  halted,  a
Fund as a  purchaser  or  writer  of an  option  will be  locked  into  its position until one of the two restrictions has been lifted.  If the Options
Clearing  Corporation  were to determine  that the  available  supply of an underlying security appears  insufficient to permit delivery by the writers of all  outstanding  calls  in  the  event  of  exercise,  it may  prohibit indefinitely  the exercise of put options by holders who would be unable to deliver the  underlying  interest.  A Fund, as holder of such a put option, could lose its entire  investment  if the  prohibition  remained  in effect until  the put  option's  expiration  and the Fund  was  unable  either  to acquire the underlying security or to sell the put option in the market.

       Special  risks  are  presented  by  internationally-traded  options.
Because of time  differences  between the United States and various foreign countries,  and  because  different  holidays  are  observed  in  different countries,  foreign options markets may be open for trading during hours or on days when U.S. markets are closed.  As a result,  option premium may not reflect the current prices of the underlying interest in the United States.

       An  exchange-listed  option  may be closed  out only on an  exchange which provides a secondary  market for an option of the same series.  There is no assurance  that a liquid  secondary  market on an exchange will exist for any  particular  option  or at any  particular  time.  If no  secondary market  were to  exist,  it would be  impossible  to enter  into a  closing transaction  to close out an option  position.  As a result,  a Fund may be forced to continue to hold, or to purchase at a fixed price,  a security on which  it has sold an  option  at a time  when  Huntington  believes  it is inadvisable to do so.

       Higher  than  anticipated  trading  activity  or order flow or other unforeseen  events  might  cause the  Options  Clearing  Corporation  or an exchange to institute  special  trading  procedures  or  restrictions  that might  restrict a Fund's use of options.  The  exchanges  have  established limitations  on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors  acting in concert.
It is  possible  that the Trust  and other  clients  of  Huntington  may be considered  such a group.  These  position  limits may restrict the Trust's ability to  purchase  or sell  options on  particular  securities.  Options which are not traded on  national  securities  exchanges  may be closed out only with the other party to the option  transaction.  For that reason,  it may be more  difficult to close out unlisted  options than listed  options.
Furthermore,  unlisted  options are not subject to the protection  afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

       Preferred  stock is a type of equity  security  which  represents an ownership  interest  in a  corporation  and the right to a  portion  of the assets  of the  corporation  in the  event of a  liquidation.  This  right, however,  is  subordinate to that of any  creditors,  including  holders of debt issued by the  corporation.  Owners of preferred  stock  ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

       Each of the Equity Funds may invest in preferred stock.

Prepayment Risk

       Prepayment risk results because, as interest rates fall,  homeowners are more likely to refinance their home mortgages.  When home mortgages are refinanced, the principal on mortgage-related  securities held is "prepaid"
earlier  than  expected.  A Fund which  holds  mortgage-related  securities which are prepaid must reinvest the unanticipated  principal payments, just at a time when  interest  rates on new  mortgage  investments  are falling.
Prepayment  risk has two  important  effects on a Fund:  (1) when  interest rates fall and additional mortgage  prepayments must be reinvested at lower interest rates,  income will be reduced;  and (2) when interest rates fall, prices on  mortgage-backed  securities  may not rise as much as  comparable
Treasury bonds because bond market  investors may anticipate an increase in mortgage prepayments and a likely decline in income.

       Recent market experience has shown that certain derivative  mortgage securities  have a higher degree of prepayment  risk and, as a result,  the prices of such securities may be highly volatile.

Real Estate Investment Trusts

       The Dividend  Capture Fund, the Mortgage  Securities Fund, the Situs
Small Cap Fund and the International  Equity Fund may invest in real estate investment trusts  ("REITs").  REITs are real estate investment trusts that lease,  operate and finance  commercial real estate.  REITs are exempt from federal  corporate income tax if they limit their operations and distribute most of their  income.  Such tax  requirements  limit a REIT's  ability  to respond to changes in the commercial real estate market.

Repurchase Agreements

       Repurchase   agreements   are   agreements   through   which  banks,
broker-dealers and other financial  institutions  approved by the Trustees, sell securities  (usually U.S.  Government  securities) to a Fund and agree to repurchase  those  securities at a specified price and time (usually not more than seven days from the original  sale).  The seller's  obligation to pay the repurchase  price is secured by the  securities to be  repurchased.
These  securities  are required to be held by the Fund,  its custodian or a third-party custodian. In order to protect the Fund's interest,  collateral securities  must have a value of at least 100% of the  resale  price at all times.  (The seller must provide  additional  collateral  in the event that
this  condition  is  not  met).  In  general,   the  Adviser  will  require
collateral  securities to have a value of at least 102% of the resale price at the time the  repurchase  agreement is made. The collateral is marked to market on a daily basis,  thus  enabling  the Adviser to determine  when to request additional collateral from the seller.

       If a seller  defaults  on its  repurchase  obligation,  a Fund could realize a loss on the sale of the underlying  securities to the extent that the proceeds of the sale  (including  accrued  interest)  are less than the resale price.  In addition,  even though the U.S.  Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent,  the Fund may suffer losses in such event.

Reverse Repurchase Agreements

       Each Fund may borrow funds for  temporary  purposes by entering into reverse repurchase agreements,  provided such action is consistent with the
Fund's investment objective and fundamental investment  restrictions;  as a matter  of non  fundamental  policy,  each  Fund  intends  to  limit  total borrowings under reverse  repurchase  agreements to no more than 10% of the value of its total assets.  Pursuant to a reverse repurchase  agreement,  a
Fund will sell  portfolio  securities  to  financial  institutions  such as banks or to  broker-dealers,  and agree to repurchase  the  securities at a mutually  agreed-upon  date and price. A Fund intends to enter into reverse repurchase  agreements only to avoid otherwise  selling  securities  during unfavorable  market  conditions  to meet  redemptions.  At the  time a Fund enters into a reverse repurchase  agreement,  it will place in a segregated custodial  account  assets  such as U.S.  Government  securities  or  other liquid,  high-quality debt securities consistent with the Fund's investment objective  having a value equal to 100% of the repurchase  price (including accrued  interest),  and will  subsequently  monitor  the account to ensure that an  equivalent  value is  maintained.  Reverse  repurchase  agreements involve  the risk that the market  value of the  securities  sold by a Fund may decline below the price at which a Fund is obligated to repurchase  the securities.  Reverse repurchase  agreements are considered to be borrowings by a Fund under the 1940 Act.

Restricted and Illiquid Securities

       Restricted  securities  are any  securities  which  are  subject  to restriction on resale under federal  securities law,  including  commercial paper issued in reliance on the  exemption  from  registration  afforded by
Section 4(2) of the  Securities  Act of 1933.  Illiquid  securities are any securities for which there is a limited trading market and may,  therefore, be  difficult  to sell at market  value.  Because  restricted  and illiquid securities  may be difficult to sell at an  acceptable  price,  they may be subject to greater volatility and may result in a loss to a Fund.

       Section 4(2)  commercial  paper is generally  sold to  institutional investors,  such as mutual funds,  who agree that they are  purchasing  the paper for investment  purposes and not with a view to public  distribution.
Any resale by the purchaser must be in an exempt transaction.  Section 4(2)
commercial  paper  is  normally  resold  to other  institutional  investors through or with the  assistance  of the issuer or  investment  dealers  who make a market in Section 4(2) commercial paper,  thus providing  liquidity.
The Trust believes that Section 4(2) commercial  paper and possibly certain
other   restricted   securities  which  meet  the  criteria  for  liquidity
established   by  the  Trustees  are  quite  liquid.   The  Trust  intends,
therefore,  with respect to the Money Market Fund's  investments,  to treat these  securities  as liquid and not subject to the  investment  limitation applicable  to illiquid  securities.  In  addition,  because  Section  4(2)
commercial paper is liquid,  the Trust intends not to subject such paper to any limitation applicable to restricted securities.

       Each of the  Funds  may  invest in  illiquid  securities  (including restricted  securities,  repurchase  agreements providing for settlement on more than seven  days'  notice  and OTC  options).  Except for the  Florida
Tax-Free Money Fund, the Intermediate  Government Income Fund, the Rotating
Index Fund, the Dividend Capture Fund, the  International  Equity Fund, the
Mid Corp America Fund,  the New Economy Fund, and the Situs Small Cap Fund,
none of the Funds  will  invest  more than 10% of its total  assets in such securities.  The Florida  Tax-Free  Money Fund is limited to 10% of its net assets,  while the Intermediate  Government Income Fund, the Rotating Index
Fund,  the Dividend  Capture Fund, the  International  Equity Fund, the Mid
Corp America Fund,  the New Economy Fund,  and the Situs Small Cap Fund may
each invest up to 15% of their total assets in illiquid securities.

Security-specific Risk

       Security-specific  risk is the risk that the  value of a  particular security  may or may not  move in the same  direction  as the  market  as a whole. All Funds are subject to this type of risk.

Small Cap/Special Equity Situation Securities

       Certain Funds may invest in the  securities of small  capitalization companies  and  companies  in  special  equity  situations.  Companies  are considered to have a small market  capitalization  if their  capitalization is within  the  range of those  companies  in the S&P 600 Small Cap  Index.
Companies are considered to be  experiencing  special equity  situations if they are  experiencing  unusual and possibly  non-repetitive  developments, such as mergers; acquisitions;  spin-offs;  liquidations;  reorganizations;
and new  products,  technology  or  management.  These  companies may offer
greater   opportunities  for  capital   appreciation   than  larger,   more
established  companies,  but  investment  in  such  companies  may  involve certain  special  risks.  These  risks may be due to the  greater  business risks of small  size,  limited  markets  and  financial  resources,  narrow product lines and frequent lack of depth in  management.  The securities of such companies are often traded in the over-the-counter  market and may not be traded in volumes typical on a national securities  exchange.  Thus, the securities  of such  companies  may be less  liquid,  and  subject  to more abrupt  or  erratic  market  movements  than  securities  of  larger,  more established  growth  companies.  Since a  "special  equity  situation"  may involve  a  significant  change  from a  company's  past  experiences,  the uncertainties  in the appraisal of the future value of the company's equity securities  and the risk of a  possible  decline in the value of the Funds'
investments are significant.

Tax-exempt Securities

       Tax-exempt  securities  are debt  obligations  the interest on which is, in the opinion of bond counsel for the issuing  governmental  entity or agency,  excluded  from gross  income  for  federal  income  tax  purposes.
Examples of  tax-exempt  securities  include fixed and floating or variable rate municipal  obligations,  tax-exempt  notes,  participation,  trust and partnership  interests  in  municipal  obligations,  tax-exempt  commercial paper, stand-by commitments and private activity bonds.

       Tax-exempt  securities  are  issued to  obtain  monies  for  various public  purposes,  including  the  construction  of a wide  range of public facilities  such as  bridges,  highways,  roads,  schools,  water and sewer works,  and other  utilities.  Other public  purposes for which  tax-exempt
securities  may  be  issued  include  refunding  outstanding   obligations,
obtaining  monies  for  general  operating  expenses  and to lend to  other public  institutions and facilities.  The two principal  classifications of tax-exempt  securities are general  obligation  and limited  obligation (or
revenue)   securities.   General  obligation   securities  are  obligations
involving the credit of an issuer  possessing  taxing power and are payable
from  the  issuer's  general   unrestricted   revenues  and  not  from  any
particular fund or source. The  characteristics  and methods of enforcement of general  obligation  securities  vary according to the law applicable to the particular issuer.

       Limited  obligation  securities  are payable  only from the revenues derived  from a  particular  facility  or class or  facilities  or, in some cases,  from the  proceeds of a special  excise or other  specific  revenue source,  and  generally are not payable from the  unrestricted  revenues of the  issuer.  Private  activity  bonds  generally  are  limited  obligation securities,  the credit and quality of which are usually  directly  related to the credit of the private user of the  facilities.  Payment of principal of and  interest on these bonds is the  responsibility  of the private user
(and any guarantor).

       Tax-exempt notes and tax-exempt  commercial paper are generally used to provide for short-term capital needs,  seasonal working capital needs of municipalities or to provide interim construction financing,  and generally have  maturities  of  one  year  or  less.  Tax-exempt  notes  include  tax anticipation notes ("TANs"),  revenue  anticipation notes ("RANs") and bond anticipation  notes  ("BANs").  TANs are issued to finance  working capital needs of  municipalities.  Generally,  they are issued in  anticipation  of various  seasonal tax  revenues,  such as income,  sales,  use and business taxes,  and are payable from these specific  future taxes.  RANs are issued in  expectation  of  receipt  of other  kinds of  revenue,  such as federal revenues  available under the federal revenue  sharing  programs.  BANs are issued to  provide  interim  financing  until  long-term  financing  can be arranged.  In most cases,  the  long-term  bonds then provide the money for the repayment of the notes. In most cases,  tax-exempt  commercial paper is
backed  by  letters  of  credit,   lending   agreements,   note  repurchase
agreements or other credit  facility  agreements  offered by banks or other institutions and is actively traded.

       Private activity bonds  (sometimes  called  "industrial  development bonds")  may be issued by or on  behalf  of  public  authorities  to obtain funds to provide certain  privately owned or operated  facilities.  Because dividends  attributable to interest on such bonds may not be tax exempt, it may not be  desirable  for an investor  to purchase  shares of a Fund which invests in private  activity  bonds,  if such  investor  is a  "substantial user" of  facilities  which  are  financed  by  private  activity  bonds or industrial  development  bonds or a "related  person" of such a substantial user.

       Tax-exempt  securities may be purchased  through the  acquisition of certificates of accrual or similar instruments  evidencing direct ownership of  interest  payments  or  principal  payments,  or  both,  on  tax-exempt securities.  In such  arrangements,  any discount accruing on a certificate or  instrument  that is  purchased  at a yield not greater  than the coupon rate of interest on the related  tax-exempt  securities must be exempt from federal income tax and applicable  state income taxes to the same extent as interest on such  tax-exempt  securities,  in the opinion of counsel to the initial seller of each such certificate or instrument.

       Tax-exempt  securities may also be acquired by purchasing from banks participation  interests in all or part of specific  holdings of tax-exempt securities.  Such  participations  may be  backed in whole or in part by an irrevocable  letter of credit or guarantee of the selling bank. A Fund will have the  right to sell the  interest  back to the bank or other  financial institutions  and draw on the  letter  of credit on  demand,  generally  on seven  days'  notice,  for  all or any  part  of the  Fund's  participation interest  in  the  par  value  of the  municipal  obligation  plus  accrued interest.  Huntington  will  generally  exercise  the demand on a letter of credit only under the following  circumstances:  (1) upon default of any of the terms of the  documents of the municipal  obligation,  (2) as needed to provide  liquidity  in  order  to  meet  redemptions,  or (3) in  order  to maintain a high quality investment portfolio.  The selling bank may receive a fee in connection with the arrangement.  Banks and financial institutions are  subject  to  extensive  governmental  regulations  which may limit the amounts  and  types of loans and other  financial  commitments  that may be made and interest  rates and fees which may be charged.  The  profitability
of  banks  and  financial   institutions  is  largely  dependent  upon  the
availability and cost of capital funds to finance lending  operations under prevailing money market conditions.  General economic  conditions also play an  important  part in the  operations  of these  entities  and exposure to credit losses  arising from possible  financial  difficulties  of borrowers may  affect  the  ability of a bank or  financial  institution  to meet its obligations  with  respect  to  a  participation  interest.  A  Fund  which purchases a participation  interest must receive an opinion of counsel or a ruling of the Internal  Revenue  Service stating that interest earned by it on the tax-exempt securities in which it holds such participation  interest is excluded from gross income for federal  regular  income tax purposes and applicable state income taxes.

       Prices  and  yields on  tax-exempt  securities  are  dependent  on a
variety  of  factors,   including  general  money  market  conditions,  the
financial  condition of the issuer,  general  conditions  in the market for tax-exempt obligations,  the size of a particular offering, the maturity of the obligation and ratings of particular  issues, and are subject to change from time to time.  Information about the financial  condition of an issuer of tax-exempt  bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

       Congress  or  state  legislatures  may seek to  extend  the time for payment of principal or interest,  or both, or to impose other  constraints upon  enforcement of tax-exempt  securities.  There is also the possibility that, as a result of litigation or other  conditions,  the power or ability of issuers to meet their  obligations  to pay interest on and  principal of
their   tax-exempt   securities   may  be  materially   impaired  or  their
obligations  may be found to be invalid or  unenforceable.  Such litigation or  conditions  may  from  time to time  have  the  effect  of  introducing uncertainties in the market for tax exempt  obligations or certain segments thereof,  or  may  materially  affect  the  credit  risk  with  respect  to particular bonds or notes. Adverse economic,  business,  legal or political developments  might  affect  all or a  substantial  portion  of  tax-exempt securities  in the  same  manner.  Obligations  of  issuers  of  tax-exempt securities  are subject to the  provisions of  bankruptcy,  insolvency  and other laws, such as the Federal  Bankruptcy Code,  affecting the rights and remedies of creditors.

       The Internal Revenue Code of 1986, as amended (the "Code"),  imposes
certain  continuing   requirements  on  issuers  of  tax-exempt  securities
regarding  the use,  expenditure  and  investment  of bond proceeds and the payment of rebates to the United  States of America.  Failure by the issuer to comply  subsequent to the issuance of  tax-exempt  bonds with certain of these  requirements  could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

       Each of the Income Funds,  the Ohio Municipal  Money Market Fund and
the Florida  Tax-Free Money Fund may invest in tax-exempt  securities.  The
Ohio  Tax-Free  Fund  may not  invest  in  private  activity  bonds  if the interest  is treated  as a  preference  item for  purposes  of the  federal alternative minimum tax.  Shareholders should consult their own tax adviser regarding  the potential  effect on them (if any) of any  investment in the
Tax-Exempt Funds.

U.S. Government Securities

       U.S. Government  securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S.  Government, its agencies or  instrumentalities.  U.S. Government securities are limited to: direct obligations of the U.S.  Treasury,  such as U.S. Treasury bills, notes, and bonds and notes,  bonds,  and discount notes of U.S.  Government agencies or instrumentalities, including certain mortgage securities.

       Some    obligations    issued   or   guaranteed   by   agencies   or
instrumentalities  of the  U.S.  Government,  such as  Government  National
Mortgage  Association  participation  certificates,  are backed by the full faith and credit of the U.S. Treasury.

       Other such  obligations are only supported by: the issuer's right to borrow  an  amount  limited  to a  specific  line of  credit  from the U.S.
Treasury;  the discretionary  authority of the U.S.  Government to purchase certain obligations of an agency or  instrumentality;  or the credit of the agency or instrumentality.

       All of the Funds may invest in U.S.  Government  securities  and may use them for defensive purposes.

U.S. Treasury Security Futures Contracts and Options

       U.S.  Treasury  security  futures  contracts  require  the seller to deliver,  or the purchaser to take  delivery of, the type of U.S.  Treasury security called for in the contract at a specified date and price.  Options on U.S. Treasury  securities futures contracts give the purchaser the right in return  for the  premium  paid to assume a position  in a U.S.  Treasury security  futures  contract at the specified  option  exercise price at any time  during the  period of the  option.  U.S.  Treasury  security  futures contracts  and  options  on  such  contracts  are  used  to  hedge  against movements in the value of tax-exempt securities.

       Successful use of U.S.  Treasury  security futures contracts depends on the ability to predict the direction of interest rate  movements and the effects of other factors on the value of debt securities.  For example, the sale of U.S.  Treasury  security futures contracts is used to hedge against the  possibility  of an increase in  interest  rates which would  adversely affect the value of tax-exempt  securities held in a Fund's portfolio.  If, unexpectedly,  the prices of the tax-exempt securities increase following a decline in  interest  rates,  the Fund will lose part or all of the benefit of the increased  value of its  securities  which it has hedged  because it will have offsetting losses in its futures positions.  In addition, in such situations,  if the  Fund  has  insufficient  cash,  it may  have  to  sell securities to meet daily maintenance margin  requirements at a time when it may be disadvantageous to do so.

       There is also a risk that price movements in U.S.  Treasury security futures  contracts  and related  options  will not  correlate  closely with price  movements in markets for tax-exempt  securities.  For example,  if a
Fund has hedged  against a decline in the values of  tax-exempt  securities held by it by selling  U.S.  Treasury  securities  futures and the value of
U.S.  Treasury  securities  subsequently  increases  while the value of its tax-exempt  securities  decreases,  the Fund will incur  losses on both its
U.S.  Treasury  security futures  contracts and its tax-exempt  securities.
Huntington  will  seek to  reduce  this  risk by  monitoring  movements  in markets for U.S.  Treasury  security futures and options and for tax-exempt securities closely.

       Each  of  the  Tax-Exempt   Funds  may  purchase  and  sell  futures
contracts  and related  options on U.S.  Treasury  securities  when, in the opinion of Huntington,  price movements in U.S.  Treasury  security futures and related  options will  correlate  closely  with price  movements in the tax-exempt securities which are the subject of the hedge.

Warrants

       Warrants  are  basically  options  to  purchase  common  stock  at a specific  price  (usually  at a  premium  above  the  market  value  of the optioned  common  stock at issuance)  valid for a specific  period of time.
Warrants  may have a life  ranging from less than a year to twenty years or may be perpetual.  However, most warrants have expiration dates after which they are  worthless.  In addition,  if the market price of the common stock does  not  exceed  the  warrant's  exercise  price  during  the life of the warrant,  the warrant  will expire as  worthless.  Warrants  have no voting rights, pay no dividends,  and have no rights with respect to the assets of the  corporation  issuing them. The percentage  increase or decrease in the market  price of the  warrant  may tend to be greater  than the  percentage increase or decrease in the market price of the optioned common stock.

       Each of the Equity Funds may invest in warrants.

When-issued and Delayed Delivery Transactions

       When-issued  and  delayed  delivery  transactions  are  arrangements through  which  a Fund  purchases  securities  with  payment  and  delivery scheduled for a future time. No fees or other  expenses,  other than normal transaction costs, are incurred.  However,  liquid assets of the purchasing
Fund  sufficient to make payment for the  securities  are segregated on the
Fund's  records at the trade date.  These  assets are then marked to market daily and maintained  until the  transaction  has been settled.  A seller's failure to complete a transaction  may cause a Fund to miss a desired price or yield. In addition,  because of delayed settlement,  a Fund may pay more than market value on the settlement date.  Huntington may choose to dispose of a commitment prior to settlement.

       With the  exception  of the  Mortgage  Securities  Fund,  which  may invest  up to  35%  of  its  total  assets  in  securities  purchased  on a when-issued or delayed  delivery basis,  the Dividend Capture Fund, the Mid
Corp  America  Fund,  the New Economy  Fund,  and the Situs Small Cap Fund,
which may invest up to 25% of their total  assets in  securities  purchased on a when-issued or delayed  delivery basis, and the  International  Equity
Fund,  which has no such  restriction  on total  assets,  none of the Funds intend to engage in when-issued  and delayed  delivery  transactions  to an extent  that  would  cause  the  segregation  of more than 20% of the total value of its assets.

       All of the Funds may  engage in  when-issued  and  delayed  delivery transactions.

Zero-coupon Securities

       Zero-coupon  securities  are debt  obligations  which are  generally issued at a  discount  and  payable in full at  maturity,  and which do not provide for current  payments of interest  prior to  maturity.  Zero-coupon securities  usually  trade at a deep  discount from their face or par value and  are  subject  to  greater  market  value  fluctuations  from  changing interest rates than debt  obligations of comparable  maturities  which make current  distributions  of  interest.  As a result,  the net asset value of shares of a Fund investing in  zero-coupon  securities may fluctuate over a greater  range than shares of other Funds and other mutual funds  investing in securities  making current  distributions of interest and having similar maturities.

       Zero-coupon  securities  may  include  U.S.  Treasury  bills  issued directly by the U.S.  Treasury or other  short-term debt  obligations,  and longer-term bonds or notes and their unmatured  interest coupons which have been  separated by their holder,  typically a custodian  bank or investment brokerage  firm. A number of  securities  firms and banks have stripped the interest  coupons  from the  underlying  principal  (the  "corpus") of U.S.
Treasury  securities and resold them in custodial  receipt  programs with a number of  different  names,  including  Treasury  Income  Growth  Receipts
("TIGRS")  and  Certificates  of  Accrual  on  Treasuries   ("CATS").   The
underlying U.S.  Treasury bonds and notes themselves are held in book-entry form at the  Federal  Reserve  Bank or,  in the case of  bearer  securities
(i.e.,  unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

       In  addition,   the  U.S.  Treasury  has  facilitated  transfers  of
ownership  of  zero-coupon  securities  by  accounting  separately  for the beneficial  ownership of particular interest coupons and corpus payments on
U.S.   Treasury   securities   through  the  Federal   Reserve   book-entry
record-keeping  system. The Federal Reserve program,  as established by the
U.S.  Treasury  Department,  is known as "STRIPS" or  "Separate  Trading of
Registered   Interest  and  Principal  of  Securities."  Under  the  STRIPS
program,  a Fund  will be able to have  its  beneficial  ownership  of U.S.
Treasury  zero-coupon   securities  recorded  directly  in  the  book-entry
record-keeping  system  in lieu of  having  to hold  certificates  or other evidence of ownership of the  underlying  U.S.  Treasury  securities.  When debt obligations have been stripped of their unmatured  interest coupons by the holder,  the stripped  coupons are sold  separately.  The  principal or corpus  is sold at a deep  discount  because  the buyer  receives  only the right to  receive  a future  fixed  payment  on the  security  and does not receive any rights to periodic  cash  interest  payments.  Once stripped or separated,  the corpus and coupons maybe sold  separately.  Typically,  the coupons  are sold  separately  or  grouped  with  other  coupons  with like maturity  dates  and sold in such  bundled  form.  Purchasers  of  stripped obligations acquire, in effect,  discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

       Each of the Income Funds may invest in zero-coupon securities.

Special Risk Factors  Applicable  to the Ohio  Municipal  Money Market Fund
and the Ohio Tax-Exempt Fund

       Since these Funds invest  primarily in issuers from Ohio,  the Funds may be  subject  to  additional  risks  compared  to funds  that  invest in multiple  states.  Ohio's  economy  is  relatively  diversified  across the
manufacturing,    agriculture   and   services   sectors.    However,   the
manufacturing  sector,  in  particular  automobile   manufacturing  related
industries,  is still a major employer within Ohio and exposes the state to the economic dislocations which occur within cyclical industries.

Special Risk Factors Applicable to the Michigan Tax-Free Fund

       Since the Fund invests primarily in issuers from Michigan,  the Fund may be  subject  to  additional  risks  compared  to funds  that  invest in multiple states.  Although it has diversified,  Michigan's economy is still
heavily   dependent  upon  certain   industries,   especially   automobile,
manufacturing and related industries.  Any downturn in these industries may adversely affect the economy of the state.

Special Risk Factors Applicable to the Florida Tax-Free Money Fund

       Since the Fund invests primarily in issuers located in Florida,  the
Fund may be subject to  additional  risks  compared to funds that invest in multiple  states.  Florida's  economy is centered on the trade and services industry;  it is also influenced by agriculture  and tourism,  which is the main driver of the state's economy.

                          INVESTMENT RESTRICTIONS

       The following  investment  restrictions  are fundamental and may not be changed  without a vote of a  majority  of the  outstanding  shares of a
Fund.

All funds (except the Rotating Index Fund,  the Dividend  Capture Fund, the
International  Equity  Fund,  the Mid Corp  America  Fund,  the New Economy
Fund, and the Situs Small Cap Fund) may not:

       (1)  Except for the  Tax-Exempt  Funds,  invest  more than 5% of the value of its total assets in the  securities  of any one issuer
            (this  limitation  does  not  apply  to  securities  issued  or guaranteed  by the U.S.  Government  or any of its  agencies or instrumentalities  or to repurchase  agreements secured by such obligations).

       (2)  Purchase more than 10% of the voting securities of any issuer.

       (3)  Invest  25% or more of the  value of its  total  assets  (i) in securities of companies  primarily  engaged in any one industry
            (other   than   the   U.S.   Government,   its   agencies   and
            instrumentalities    and   securities   of   other   investment
            companies),  and (ii) with respect to the Tax-Exempt  Funds, in municipal  obligations  of one  issuer or which are  related in such a way that,  in the opinion of  Huntington,  an  economic,
            business  or  political   development  other  than  state-wide,
            national  or  international  development)  affecting  one  such municipal  obligation  would  also  affect  others in a similar manner.  Such concentration may occur as a result of changes in
            the   market   value   of   portfolio   securities,   but  such
            concentration may not result from investment.

       (4)  Loan  more  than  20% of the  Funds'  portfolio  securities  to brokers,  dealers or other  financial  organizations.  All such loans  will  be  collateralized  by  cash  or  U.S.  Government obligations  that are  maintained  at all  times  in an  amount equal  to at least  102% of the  current  value  of the  loaned securities.

       (5)  For all Funds except the Florida  Tax-Free  Money Fund,  invest more than 10% (15% in the case of the  Government  Income Fund)
            of the  value  of  its  total  assets  in  illiquid  securities including restricted securities,  repurchase agreements of over seven days'  duration  and OTC  options.  The Florida  Tax-Free
            Money  Fund will not  invest  more than 10% of the value of its net assets in such illiquid  securities.  The Money Market Fund will not include in this  limitation  commercial  paper  issued under  Section 4(2) of the  Securities  Act of 1933 and certain
            other  restricted   securities  which  meet  the  criteria  for
            liquidity as established by the Trustees.

       (6)  Borrow  in excess of 5% of its  total  assets  (borrowings  are permitted  only as a  temporary  measure for  extraordinary  or
            emergency   purposes)  or  pledge   (mortgage)  its  assets  as
            security for an indebtedness,  except that each of the Michigan
            Tax-Free Fund,  Intermediate Government Income Fund and Florida
            Tax-Free  Money  Fund may  borrow  from  banks up to 10% of the current  value  of  its  total  net  assets  for  temporary  or defensive  purposes and those  borrowings may be secured by the pledge  of not more  than 15%  (10%  for the  Florida  Tax-Free
            Money Fund) of the  current  value of its total net assets (but investments  may not be purchased by these Funds while any such borrowings are outstanding).

       (7)  Invest more than 5% of its total  assets in  securities  of any issuer  which,  together  with  any  predecessor,  has  been in operation for less than three years.

       (8)  Purchase  or sell real estate or real  estate  mortgage  loans;
            provided,  however,  that the  Funds may  invest in  securities secured  by real  estate  or  interests  therein  or  issued by companies which invest in real estate or interests therein.

       (9)  Purchase  or sell  commodities  or  commodities  contracts,  or
            interests  in  oil,  gas,  or  other  mineral   exploration  or
            development  programs  provided,  however,  that the  Funds may
            invest   in   futures   contracts   for   bona   fide   hedging
            transactions,  as defined in the General  Regulations under the
            Commodity Exchange Act, or for other transactions  permitted to entities  exempt from the definition of the term commodity pool operator,  as long as,  immediately  after  entering  a futures contract  no  more  than 5% of the  fair  market  value  of the
            Funds' assets would be committed to initial margins.

       (10) Purchase  securities  on margin or effect  short sales  (except that the Funds may  obtain  such  short-term  credits as may be
            necessary   for  the   clearance   of  purchases  or  sales  of
            securities).

       (11) Engage in the  business of  underwriting  securities  issued by others or purchase  securities,  other than time  deposits  and restricted  securities  (i.e.,  securities which cannot be sold
            without   registration  or  an  exemption  from  registration),
            subject to legal or contractual restrictions on disposition.

       (12) Make  loans to any  person or firm  except as  provided  below;
            provided,  however,  that the  making  of a loan  shall  not be construed  to include (i) the  acquisition  for  investment  of bonds, debentures,  notes or other evidences of indebtedness of any  corporation or government  which are publicly  distributed or of a type customarily  purchased by institutional  investors
            (which are debt securities,  generally rated not less than A by
            Moody's  or  S&P,  or  the  equivalent,  privately  issued  and purchased by such  entities as banks,  insurance  companies and investment  companies),  or  (ii)  the  entry  into  repurchase agreements.  However,  each of the Funds may lend its portfolio
            securities   to   brokers,   dealers  or  other   institutional
            investors deemed by Huntington,  the Trust's manager,  pursuant to criteria adopted by the Trustees,  to be creditworthy if, as a result thereof,  the aggregate value of all securities loaned does not  exceed 20% (5% in the case of the  Michigan  Tax-Free
            Fund)  of  the   value  of  total   assets   and  the  loan  is
            collateralized by cash or U.S. Government  obligations that are maintained  at all times in an amount equal to at least 102% of the  current  market  value  of  the  loaned  securities.  Such
            transactions   will  comply  with  all   applicable   laws  and
            regulations.

       (13) Purchase  from  or  sell  portfolio   securities  to  officers,
            Trustees or other "interested  persons" (as defined in the 1940
            Act) of the Funds,  including  its  investment  manager and its affiliates,  except as permitted by the Investment  Company Act of 1940 and exemptive Rules or Orders thereunder.

       (14) Issue senior securities.

       (15) Purchase  or retain  the  securities  of any  issuer if, to the
            Funds'  knowledge,  one or more of the  officers,  directors or
            Trustees  of  the  Trust,   the   investment   adviser  or  the
            administrator,   individually   own   beneficially   more  than
            one-half  of one percent of the  securities  of such issuer and together own beneficially more than 5% of such securities.

       (16) Purchase the securities of other  investment  companies  except by purchase in the open market  where no  commission  or profit to a sponsor or dealer  results from such  purchase  other than the customary broker's  commission or except when such purchase is part of a plan of merger,  consolidation,  reorganization or
            acquisition  and  except  as  permitted   pursuant  to  Section
            12(d)(1) of the 1940 Act.

       (17) Under normal circumstances,  the Ohio Tax-Free Fund will invest its  assets to that at least 80% of the  income it  distributes will be exempt from  federal  income tax and Ohio state  income tax.

      (18)  Under normal  circumstances,  the Michigan  Tax-Free  Fund will invest  its  assets  so  that as  least  80% of the  income  it
            distributes   will  be  exempt  from  federal  income  tax  and
            Michigan state income tax.

      (19)  Under normal  circumstances,  the Florida  Tax-Free  Money Fund will  invest  its  assets so that at least 80% of the income it distributes  will be exempt from  federal  regular  income tax.
            If the Fund name  includes  the word  "tax-free"  the Fund will invest  its  assets  so  that at  least  80% of the  income  it distributes will be exempt from federal income tax.

      (20)  Under normal  circumstances,  the Ohio  Municipal  Money Market
            Fund will  invest its assets so that at least 80% of the income it distributes  will be exempt from federal  regular income tax and the personal  income taxes imposed by the State of Ohio and
            Ohio municipalities.

       All percentage  limitations on investments will apply at the time of the making of an investment  and should not be considered  violated  unless an excess or deficiency occurs or exists  immediately after and as a result of such investment.

The Rotating  Index Fund,  the Dividend  Capture  Fund,  the  International
Equity  Fund,  the Mid Corp America  Fund,  the New Economy  Fund,  and the
Situs Small Cap Fund:

       (1)  May not  concentrate  investments  in a particular  industry or group of industries as  concentration is defined under the 1940
            Act, or the rules or regulations  thereunder,  as such statute, rules or regulations may be amended from time to time.

       (2)  May issue  senior  securities  to the extent  permitted  by the
            1940  Act,  or the  rules or  regulations  thereunder,  as such statute, rules or regulations may be amended from time to time.

       (3)  May lend or borrow  money to the extent  permitted  by the 1940
            Act, or the rules or regulations  thereunder,  as such statute, rules or regulations may be amended from time to time.

       (4)  May  purchase  or  sell  commodities,   commodities  contracts,
            futures  contracts,  or real estate to the extent  permitted by the 1940 Act, or the rules or regulations  thereunder,  as such statute, rules or regulations may be amended from time to time.

       (5)  May underwrite  securities to the extent  permitted by the 1940
            Act, or the rules or regulations  thereunder,  as such statute, rules or regulations may be amended from time to time.

(6)   May pledge,  mortgage or hypothecate  any of its assets to the extent permitted  by  the  1940  Act,  or  the  rules  or  regulations thereunder,  as  such  statute,  rules  or  regulations  may be amended from time to time.

       (7)  May not change its  diversification  status without shareholder approval as required by the 1940 Act.

       The  fundamental   limitations  of  the  Rotating  Index  Fund,  the
Dividend Capture Fund, the International  Equity Fund, the Mid Corp America
Fund,  the New Economy Fund, and the Situs Small Cap Fund have been adopted to avoid wherever possible the necessity of shareholder  meetings otherwise required  by the 1940 Act.  This  recognizes  the need to react  quickly to changes  in the  law  or new  investment  opportunities  in the  securities markets and the cost and time involved in obtaining  shareholder  approvals for  diversely  held  investment  companies.  However,  the Funds also have adopted  non-fundamental  limitations,  set  forth  below,  which  in  some instances may be more restrictive than their fundamental  limitations.  Any changes in a Fund's  non-fundamental  limitations  will be  communicated to the Fund's shareholders prior to effectiveness.

       Note,  with  respect to the Rotating  Index Fund,  the Fund will not invest  more than 25% of its total  assets in the  securities  of  exchange traded  funds  which  concentrate  (i.e.,  invest  more  than  25% of their assets) in the same  industry,  provided that (i) through its investment in exchange traded funds,  the Fund indirectly may invest more than 25% of its assets in one industry,  and (ii) the Fund will  concentrate  more than 25%
of its assets in the investment company industry.

       1940  Act   Restrictions.   Under  the  1940  Act,  and  the  rules,
regulations and interpretations  thereunder, a "diversified company," as to
75% of its totals assets, may not purchase  securities of any issuer (other than  obligations of, or guaranteed by, the U.S.  Government,  its agencies or its  instrumentalities and securities of other investment companies) if, as a  result,  more  than 5% of the  value  of its  total  assets  would be invested in the  securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.  "Concentration"  is generally interpreted  under the 1940 Act to be investing more than 25% of net assets in an industry or group of  industries.  The 1940 Act limits the ability of
investment   companies   to  borrow  and  lend  money  and  to   underwrite
securities.  The 1940 Act currently prohibits an open-end fund from issuing senior  securities,  as defined in the 1940 Act,  except under very limited circumstances.

       Additionally,  the 1940 Act limits the Funds ability to borrow money prohibiting  the Fund from issuing senior  securities,  except the Fund may borrow from any bank provided  that  immediately  after any such  borrowing there is an asset  coverage of at least 300% for all borrowings by the Fund and provided  further,  that in the event that such asset coverage shall at any time fall below 300%, the Fund shall,  within three days  thereafter or such longer period as the Securities and Exchange  Commission may prescribe by rules and  regulations,  reduce the amount of its  borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The following are non-fundamental policies of the indicated Fund:

U.S. Treasury Money Market Fund*

o           at least 80% of total assets invested in direct  obligations of the U.S. Treasury and repurchase  agreements  collateralized by such obligations.

Income Equity Fund*

o           under  normal  circumstances,  at least 80% of the value of its assets  plus  the  amount  of  any  borrowings  for  investment purposes in equity securities.

Mortgage Securities Fund

o           under  normal  circumstances,  at least 80% of the value of its assets  plus  the  amount  of  any  borrowings  for  investment purposes in  mortgage-related  securities,  including  mortgage real estate investment trusts ("REITs").

Fixed Income Securities Fund*

o           under  normal  circumstances,  at least 80% of the value of its assets  plus  the  amount  of  any  borrowings  for  investment purposes in fixed income securities.

Intermediate Government Income Fund*

o           under  normal  circumstances,  at least 80% of the value of its assets  plus  the  amount  of  any  borrowings  for  investment purposes in U.S. government securities.

International Equity Fund*

o           under  normal  circumstances,  at least 80% of the value of its assets  plus  the  amount  of  any  borrowings  for  investment purposes in equity securities.

Situs Small Cap Fund*

o           under  normal  circumstances,  at least 80% of the value of its assets  plus  the  amount  of  any  borrowings  for  investment
            purposes   in  equity   securities   of  small   capitalization
            companies.

* These  Funds  will  provide  shareholders  with at  least  60 days  prior notice of any change in this policy as required by SEC rule 35d-1.  This policy shall be  interpreted  and  implemented  in  accordance  with its purpose, which is solely to comply with Rule 35d-1.

The  following  investment  limitations  of the  Rotating  Index Fund,  the
Dividend Capture Fund, the International  Equity Fund, the Mid Corp America
Fund,   the  New   Economy   Fund,   and  the  Situs  Small  Cap  Fund  are
non-fundamental policies. The funds may not:

       (1)  Invest in companies for the purpose of exercising control.

       (2)  Pledge,   mortgage  or  hypothecate  assets  except  to  secure
            temporary  borrowings  permitted  by  (3)  above  in  aggregate amounts  not to exceed  15% of total  assets  taken at  current value at the time of the  incurrence  of such  loan,  except as permitted with respect to securities lending.

       (3)  Purchase or sell real estate,  real estate limited  partnership interest,  commodities  or commodities  contracts  (except that the Funds may  invest  in  futures  contracts  and  options  on futures  contracts,  as  disclosed  in  the  prospectuses)  and interest in a pool of securities  that are secured by interests in real estate. However,  subject to its permitted investments, the Funds may invest in companies  which invest in real estate, commodities or commodities contracts.

       (4)  Make short sales of  securities,  maintain a short  position or purchase  securities  on  margin,  except  that the  Trust  may obtain  short-term  credits as necessary  for the  clearance of security transactions.

       (5)  Act as an  underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

       (6)  Issue senior  securities (as defined in the Investment  Company
            Act of 1940) except in connection with permitted  borrowings as described  above or as permitted by rule,  regulation  or order of the Securities and Exchange Commission.

       (7)  Purchase  or  retain   securities  of  an  issuer  if,  to  the
            knowledge  of  the  Trust,  an  officer,  trustee,  partner  or director of the Trust or the  Adviser  owns  beneficially  more than 1/2 or 1% of the shares or  securities  of such issuer and all such  officers,  trustees,  partners and  directors  owning more than 1/2 or 1% of such shares or  securities  together own more than 5% of such shares or securities.

       (8)  Invest in interest in oil,  gas, or other  mineral  exploration or development programs and oil, gas or mineral leases.

Portfolio Turnover

       The portfolio  turnover rate of a Fund is defined by the  Securities and  Exchange  Commission  as the ratio of the  lesser  of annual  sales or purchases to the monthly  average value of the  portfolio,  excluding  from both the numerator and the  denominator  securities  with maturities at the time of acquisition of one year or less. Under that  definition,  the Money
Market Funds will have no portfolio turnover.  Portfolio turnover generally involves some expense to a Fund, including brokerage  commissions or dealer mark-ups  and  other  transactions  costs  on the  sale of  securities  and reinvestment in other securities.

       For  the  fiscal  years  ended  December  31,  2001  and  2000,  the portfolio turnover rates for each of the following Funds were as follows:

Fund                                                              2001      2000
----                                                              ----      ----

Growth Fund.......................................................12%       24%
Income Equity Fund................................................ 33%      41%
Rotating Index Fund...............................................  0%     N/A*
Dividend Capture Fund.............................................172%      N/A
International Equity Fund.........................................121%      N/A
Mid Corp America Fund............................................. 11%      N/A
New Economy Fund.................................................. 45%      N/A
Situs Small Cap Fund..............................................N/A*     N/A*
Mortgage Securities Fund.......................................... 25%       9%
Ohio Tax-Free Fund................................................ 39%       1%
Michigan Tax-Free Fund............................................ 100%      0%
Fixed Income Securities Fund...................................... 149%     28%
Intermediate Government Income Fund...............................  64%     24%
Short/Intermediate Fixed Income Securities Fund...................  65%     29%

      Portfolio  turnover for the Michigan  Tax-Free Fund increased in 2001 because the portfolio  manager  restructured the portfolio and extended the average  weighted  maturity to take advantage of lower federal funds rates.
This resulted in a more balanced  portfolio  with laddered  maturities  and higher  coupons.  Portfolio  turnover for the Fixed Income  Securities Fund was  higher  in 2001  as the  portfolio  manager  improved  the  structure, liquidity and quality of the  portfolio.  The Fund was  positioned  for the final stages of the Federal  Reserve  easing cycle,  a bias towards  higher yields and improving portfolio fundamentals.

*  N/A represents a calendar period when a Fund was not in operation.

                          MANAGEMENT OF THE TRUST

Trustees and Officers

The following  tables give information  about each Independent  Trustee and the senior officers of the Trust.  Each  Independent  Trustee  oversees all portfolios  of the Trust and serves  for an  indefinite  term.  Information about  each  Independent  Trustee  is  provided  below  and  includes  each person's:  name,  address,  birth date,  present  position(s) held with the
Trust,  principal  occupations for the past five years, other directorships held,  and total  compensation  received as a Independent  Trustee from the
Trust and the  Huntington  Fund  Complex for its most recent  fiscal  year.
Unless  otherwise  noted,  the business address of each person listed below is c/o Federated  Investors  Tower,  1001 Liberty Avenue,  Pittsburgh,  PA.
The Trust  comprises  eighteen  portfolios and the Huntington  Fund Complex consists  of  2  investment  companies  (comprising  24  portfolios).  Each
Independent  Trustee serves as Trustee for all portfolios of the Huntington
Fund Complex.

As of September 17, 2002, the Independent  Trustees and Officers as a group owned  approximately  2,706  Shares  (4.14%)  of the Income  Equity  Fund's
outstanding Class A Shares.

As of September 17, 2002, the Independent  Trustees and Officers as a group owned  approximately  1,571 Shares  (1.80%) of the Mid Corp America  Fund's
outstanding Class A Shares.

As of September 17, 2002, the Independent  Trustees and Officers as a group owned  approximately  1,204 Shares  (1.72%) of the Fixed Income  Securities
Fund's outstanding Class A Shares.

Independent Trustees Background and Compensation

                       rincipal Occupations for Past Five      Total
                       ears, Other Directorships Held          Compensation
Name                                                           From Trust and
Birth Date                                                     Huntington Fund
Positions Held with                                            Complex
Trust                 P                                        (past calendar
Date Service Began    Y                                        year)

David S. Schoedinger  Principal Occupation: Since 1965,        $20,500
Birth Date:           Chairman of the Board, Schoedinger
November 27, 1942     Funeral Service.  Since 1987, CEO,
TRUSTEE               Schoedinger Financial Services, Inc.
Began serving: May    From 1992 to 1993, President, Board of
1990                  Directors of National Selected
                      Morticians (national trade association
                      for morticians).

                      Other Directorships Held: None

John M. Shary         Principal Occupations: Retired;          $25,500
Birth Date:           Formerly: Member, Business Advisory
November 30, 1930     Board, HIE-HEALTHCARE.COM (formerly
CHAIRMAN OF THE       Hublink, Inc.) (1993-1997)(database
BOARD AND TRUSTEE     integration software); Member,
Began serving:        Business Advisory Board, Mind Leaders,
October 1991          Inc. (formerly DPEC - Data Processing
                      Education Corp.) (1993-1996) (data
                      processing education); Member,
                      Business Advisory Board, Miratel
                      Corporation (1993-1995)(research and
                      development firm for CADCAM); Chief
                      Financial Officer of OCLC Online
                      Computer Library Center, Inc.
                      (1978-1993); Member, Board of
                      Directors, Applied Information
                      Technology Research Center
                      (1987-1990); Member, Board of
                      Directors, AIT (1987-1990) technology.

                      Other Directorships Held: None
                      ---------------------------------------

Thomas J.             Principal Occupations: Since April       $20,500
Westerfield           1993, Of Counsel, Cors & Bassett LLC
Birth Date: April     (law firm).
19, 1955
TRUSTEE               Other Directorships Held: None
Began serving:
January 2001

William R. Wise       Principal Occupations: Retired;          $20,500
Birth Date: October   Formerly, Corporate Director of
20, 1931              Financial Services and Treasurer,
TRUSTEE               Children's Hospital, Columbus, Ohio;
Began serving:        Associate Executive Director and
April 1991            Treasurer, Children's Hospital,
                      Columbus, Ohio (1985-1989).

                      Other Directorships Held: None

--------------------------------------------------------------------------------

---------------------------------------------------------------------------

OFFICERS**

Name                           rincipal Occupation(s) and Previous Positions
Birth Date
Address
Positions Held with Trust     P
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel B. Benhase             Principal Occupations: Executive Vice President,
Birth Date: November 23,      Private Financial Group, Huntington Bancshares
1959                          Incorporated (June 2000 to present).
----------------------------
41 South High Street          Previous Positions: Executive Vice President of
Columbus, OH                  Firstar Corporation and Firstar Bank, N.A.
PRESIDENT                     (prior to June 2000).

Peter J. Germain              Principal Occupations: Senior Vice President and
Birth Date: September 3,      Director, Mutual Fund Services Division,
1959                          Federated Services Company.
VICE PRESIDENT
                              Previous Positions: Senior Corporate Counsel,
                              Federated Investors, Inc.

James E. Ostrowski            Principal Occupations: Vice President, Federated
Birth Date: November 13,      Services Company.
1959
VICE PRESIDENT

David R. Carson               Principal Occupations: Vice President and
Birth Date: December 18,      Marketing Manager, Private Financial Group,
1958                          Huntington Bancshares Incorporated (June 2001 to
3805 Edwards Road, Suite 350  present).
Cincinnati, OH
TREASURER                     Previous Positions: Senior Trust Officer and
                              Marketing Manager, Firstar Bank, N.A. (prior to
                              June 2001).

Victor R. Siclari             Principal Occupations: Sr. Corporate Counsel and
Birth Date: November 17,      Vice President, Federated Services Company.
1961
SECRETARY

---------------------------------------------------------------------------
**    Officers do not receive any compensation from the Fund(s).

COMMITTEES OF THE BOARD

      Audit Committee

      The  purposes  of the Audit  Committee  are to  oversee  the  Trust's accounting and financial  reporting policies and practices;  to oversee the quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof;  to consider the selection of independent public accountants  for the  Trust  and the  scope of the  audit;  and to act as a liaison  between the  Trust's  independent  auditors  and the full Board of
Trustees.  The Audit  Committee  is  comprised  of all four  members of the
Board of  Trustees.  The Audit  Committee  met three times  during the past fiscal year.

      Nominating Committee

      The purpose of the Nominating  Committee is to identify candidates to fill  vacancies on the Board of Trustees.  The  Nominating  Committee  will consider  nominees  recommended by Shareholders.  The Nominating  Committee
is   comprised   of  all  four   members   of  the   Board   of   Trustees.
Recommendations  should be submitted to the Nominating Committee in care of
Huntington  Funds.  The  Nominating  Committee  met  once  during  the past fiscal year.

OWNERSHIP OF SECURITIES

      As of December 31, 2001, each of the Trustees beneficially owned equity securities of the Huntington Fund Complex as follows:

--------------------------------------------------------------------------------
          (1)                          (2)                         (3)
------------------------
                                                            Aggregate Dollar
                                                             Range of Equity
                                                            Securities in All
                                                               Registered
                              Dollar Range of Equity      Investment Companies
                                    Securities             Overseen by Trustee
    Name of Trustee          in the Huntington Funds        in the Huntington
                                                              Fund Complex

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David S. Schoedinger                    $0                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John M. Shary                           $0                $50,001 - $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas J. Westerfield                   $0                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William R. Wise                         $0                Over $100,000
--------------------------------------------------------------------------------

Investment Adviser

       On May 12,  2001,  The  Huntington  National  Bank  reorganized  its investment  advisory services and created Huntington Asset Advisors,  Inc., a separate,  wholly  owned  subsidiary  of The  Huntington  National  Bank.
Huntington Asset Advisors,  Inc. has replaced The Huntington  National Bank
as  the  investment   advisor  to  the  Huntington  Funds.   Following  the
reorganization,  the management and  investment  advisory  personnel of The
Huntington  National Bank that provided  investment  management services to
Huntington  Funds will  continue to do so as the  personnel  of  Huntington
Asset Advisors,  Inc.  Additionally,  Huntington  Asset  Advisors,  Inc. is
wholly owned and  otherwise  fully  controlled by The  Huntington  National
Bank.  As a  result,  this  transaction  is  not  an  "assignment"  of  the investment  advisory contract (and  sub-advisory  contract) for purposes of the 1940 Act and, therefore, a shareholder vote is not required.

       The   Huntington   National   Bank  is  an  indirect,   wholly-owned
subsidiary of Huntington  Bancshares  Incorporated ("HBI") and is deemed to be  controlled  by HBI.  With $28.5  billion in assets as of  December  31,
2001,  HBI is a major Midwest  regional bank holding  company.  Through its subsidiaries  and  affiliates,  HBI offers a full range of  services to the
public,   including:   commercial  lending,   depository   services,   cash
management,  brokerage services,  retail banking,  international  services, mortgage banking, investment advisory services and trust services.

       Under  the  investment  advisory  agreements  between  the Trust and
Huntington  (the  "Investment  Advisory  Agreements"),  Huntington,  at its
expense,  furnishes a continuous  investment  program for the various Funds and  makes  investment  decisions  on their  behalf,  all  subject  to such policies as the Trustees may  determine.  Investment  decisions are subject to the provisions of the Trust's  Declaration of Trust and By-laws,  and of the 1940 Act. In addition,  Huntington  makes  decisions  consistent with a
Fund's  investment  objectives,   policies,  and  restrictions,   and  such
policies  and  instructions  as  the  Trustees  may,  from  time  to  time, establish.

      Each of the  Funds  pays  advisory  fees  to  Huntington  based  on a percentage of its average  daily net assets as specified in the  applicable
Investment Advisory  Agreement.  During the fiscal years ended December 31,
2001, 2000 and 1999, Huntington collected the following fees:

Fund                               2001            2000            1999
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Money Market Fund                  $2,825,526      $2,611,248      $2,635,149
Ohio Municipal Money Market Fund   $660,554   (1)  $543,014   (1)  $514,825  (1)
Florida Tax-Free Money Fund        $203,148   (2)  $138,405   (2)  $62,539   (2)
U.S. Treasury Money Market Fund    $987,951        $907,683        $947,595
Growth Fund                        $1,606,490      $1,860,489      $1,968,426
Income Equity Fund                 $1,323,474      $1,321,500      $1,453,087
Rotating Index Fund                $16,436    (3)  N/A             N/A
Dividend Capture Fund              $85,488    (4)  N/A             N/A
International Equity Fund          $174,904   (5)  N/A             N/A
Mid Corp America Fund              $221,310   (6)  N/A             N/A
New Economy Fund                   $53,721    (7)  N/A             N/A
Situs Small Cap Fund               N/A        (8)  N/A             N/A
Mortgage Securities Fund           $173,263   (9)  $142,124   (9)  $106,668  (9)
Ohio Tax-Free Fund                 $244,148        $256,014        $304,895
Michigan Tax-Free Fund             $109,677   (10) $118,934   (10) $136,459  (10)
Fixed Income Securities Fund       $767,479        $780,087        $789,064
Intermediate   Government   Income $372,219   (11) $419,751   (11) $408,640  (11)
Fund
Short/Intermediate Fixed Income
Securities Fund                    $564,733        $577,816        $592,825

 (1) During the fiscal year ended  December 31, 2001,  gross  advisory fees for the Ohio  Municipal  Money Market Fund were  $660,554,  of which $0 was voluntarily  waived.  During the fiscal year ended December 31, 2000, gross advisory fees for the Ohio Municipal  Money Market Fund were  $577,347,  of which  $34,333  was  voluntarily  waived.  During  the  fiscal  year  ended
December 31, 1999,  gross advisory fees for the Ohio Municipal Money Market
Fund were $617,790, of which $102,965 was voluntarily waived.

(2) During the fiscal year ended  December 31, 2001,  gross  advisory  fees for the  Florida  Tax-Free  Money  Fund  were  $203,148,  of  which  $0 was voluntarily  waived.  During the fiscal year ended December 31, 2000, gross advisory fees for the Florida  Tax-Free Money Fund were $181,921,  of which
$43,516 was voluntarily  waived.  During the fiscal year ended December 31,
1999,  gross  advisory  fees  for the  Florida  Tax-Free  Money  Fund  were
$156,390,  of which $93,851 was voluntarily waived.  During the fiscal year ended 1999,  Huntington  paid $62,555 to Countrywide  Investments,  Inc. as sub-adviser to the Florida Tax-Free Money Fund.

(3) For the  period  from the  Fund's  inception  date of May 1,  2001,  to
December 31, 2001,  gross  advisory  fees for the Rotating  Index Fund were
$16,436, of which $0 was voluntarily waived.

(4) For the period  from the  Fund's  inception  date of March 1, 2001,  to
December 31, 2001,  gross advisory fees for the Dividend  Capture Fund were
$85,488, of which $0 was voluntarily waived.

(5) For the period  from the  Fund's  inception  date of March 1, 2001,  to
December 31, 2001,  gross advisory fees for the  International  Equity Fund were $174,904, of which $0 was voluntarily waived.

(6) For the period  from the  Fund's  inception  date of March 1, 2001,  to
December 31, 2001,  gross  advisory fees for the Mid Corp America Fund were
$221,310, of which $0 was voluntarily waived.

(7) For the period  from the  Fund's  inception  date of March 1, 2001,  to
December  31,  2001,  gross  advisory  fees for the New  Economy  Fund were
$53,721, of which $0 was voluntarily waived.

(8) Since  the Fund did not  commence  operations  prior to  September  27,
2002, there is no similar fee information.

(9) During the fiscal year ended  December 31, 2001,  gross  advisory  fees
for  the  Mortgage   Securities  Fund  were  $173,263,   of  which  $0  was
voluntarily  waived.  During the fiscal year ended December 31, 2000, gross advisory  fees for the Mortgage  Securities  Fund were  $164,047,  of which
$21,923 was voluntarily  waived.  During the fiscal year ended December 31,
1999,  gross advisory fees for the Mortgage  Securities Fund were $177,558, of which $70,890 was voluntarily waived.

(10) During the fiscal year ended  December 31, 2001,  gross  advisory fees for the Michigan  Tax-Free Fund were $109,677,  of which $0 was voluntarily waived.  During the fiscal year ended  December  31, 2000,  gross  advisory fees for the  Michigan  Tax-Free  Fund were  $125,182,  of which $6,248 was voluntarily  waived.  During the fiscal year ended December 31, 1999, gross advisory  fees for the  Michigan  Tax-Free  Fund  were  $158,673,  of which
$22,214 was voluntarily waived.

(11) During the fiscal year ended  December 31, 2001,  gross  advisory fees for the Intermediate  Government Income Fund were $372,219, of which $0 was voluntarily  waived.  During the fiscal year ended December 31, 2000, gross advisory fees for the  Intermediate  Government  Income Fund were $435,637, of which  $15,886  was  voluntarily  waived.  During the fiscal  year ended
December 31, 1999,  gross  advisory  fees for the  Intermediate  Government
Income Fund were $533,347, of which $52,707 was voluntarily waived.

       Depending  on  the  size  of  the  Fund,   fees  payable  under  the
Investment  Advisory  Agreement may be higher than the advisory fee paid by most  mutual  funds,  although  the Board of  Trustees  believes it will be comparable  to advisory fees paid by many funds having  similar  objectives and  policies.  The  Adviser  may from  time to time  agree to  voluntarily reduce its advisory fee,  however,  it is not  currently  doing so for each
Fund.  While there can be no assurance that the Adviser will choose to make such an agreement,  any voluntary  reductions in the Adviser's advisory fee will lower the Fund's  expenses,  and thus  increase  the Fund's  yield and total return, during the period such voluntary reductions are in effect.

       The Investment  Advisory  Agreements  provide that Huntington  shall not be subject to any  liability  for any error of  judgment  or mistake of law or for any loss  suffered by the Trust in  connection  with the matters
to  which  the  Investment  Advisory  Agreements  relate,   except  a  loss
resulting  from a breach of  fiduciary  duty with respect to the receipt of compensation  for services or a loss  resulting  from willful  misfeasance, bad faith,  gross negligence,  or reckless disregard of its obligations and duties on the part of Huntington.

       The  Investment   Advisory  Agreements  may  be  terminated  without
penalty  with  respect to any Fund at any time by the vote of the  Trustees or by the  shareholders  of that Fund upon 60 days' written  notice,  or by
Huntington on 90 days' written  notice.  An Investment  Advisory  Agreement may be amended only by a vote of the shareholders of the affected  Fund(s).
The Agreements  also terminate  without payment of any penalty in the event of its assignment.  The Investment  Advisory  Agreements  provide that they will continue in effect from year to year only so long as such  continuance is  approved  at least  annually  with  respect to each Fund by the vote of either the Trustees or the  shareholders  of the Fund, and, in either case, by a  majority  of  the  Trustees  who  are  not  "interested  persons"  of
Huntington.

       From time to time,  the Adviser may use a portion of its  investment advisory  fee  to pay  for  certain  administrative  services  provided  by financial  institutions  on  Investment A Shares or  Investment B Shares of
the Funds.

       Because  of  the  internal  controls  maintained  by  Huntington  to restrict the flow of non-public  information,  the Funds'  investments  are typically  made without any knowledge of  Huntington's  or its  affiliates'
lending relationships with an issuer.

Approval of Investment Advisory Contract

      The investment  advisory  agreement (the "Agreement") with Huntington
Asset Advisors,  Inc.1 was formally  considered by the Board of Trustees at meetings held on July 31, 2002,  which included  detailed  discussions held outside the presence of fund  management  and the Adviser's  personnel.  In conducting its review,  the Board of Trustees,  all of whom are independent trustees for purposes of the 1940 Act,  were advised by  independent  legal counsel.  The  Board's  review  addressed  a variety of factors  including:
(1) the nature,  quality and extent of services provided to the Trust under the Agreement;  (2) the Trust's  investment  performance and expenses under
the  Agreement,   (3)  information   comparing  the  Trust's  expenses  and
investment  performance to that of other  comparable  mutual funds, and (4)
the reasonableness of the profitability of Huntington Asset Advisors,  Inc.
with respect to each  portfolio in the Trust.  In analyzing  these factors, the Board reviewed and considered  highly detailed  expense and performance comparison  information provided by Lipper Inc. (an independent provider of mutual fund data).  These  materials  compared the expenses and performance of each  portfolio  to a broad or general  universe of funds and to a "peer group" of funds. The Board further reviewed staffing information  including the recruiting  and retention of qualified  investment  professionals.  The
Board also reviewed the investment  processes  employed by the Adviser with respect to each Fund.

      As disclosed  elsewhere in this Statement of Additional  Information,
Huntington  Asset  Advisors,  Inc.  has soft dollar  arrangements  by which brokers provide research to Huntington  Asset Advisors,  Inc. in return for
allocating   brokerage  to  such  brokers.   The  Board   considered  these
arrangements.   The  Board  also  considered  the  costs  and  benefits  to affiliates of Huntington  Asset  Advisors,  Inc. such as costs and benefits associated with the assumption of duties as administrator  and custodian to the Trust by Huntington  National  Bank.  Also  considered was the business reputation and financial  resources of Huntington Asset Advisors,  Inc. and its ultimate corporate parent, Huntington Bancshares Incorporated.

      Based on its review,  the Board of Trustees  approved  continuance of the Investment  Advisory Agreement and determined the compensation  payable under  such  agreement  to be fair and  reasonable  in light of  Huntington
Asset  Advisors,  Inc.'s  services  and  expenses  and such  matters as the
Trustees  considered  to be  relevant in the  exercise of their  reasonable business judgment, including most particularly those identified above.

1 In 2001,  Huntington  replaced  Huntington Bank as the investment adviser to the Trust.  Because  the  Adviser is a wholly  owned  subsidiary  of the
Bank  and  all  management  and  investment   advisory   personnel   remain
unchanged,   transfer  of  the  investment   advisory   function  does  not
constitute  an  assignment  for purposes of the  Investment  Company Act of
1940 and, therefore, does not require shareholder approval.

Sub-Advisers

       Effective  May 1, 2001,  the Florida  Tax-Free  Money Market Fund no
longer has a  sub-adviser.  Prior to May 1, 2000, the  sub-adviser  for the
Florida   Tax-Free   Money   Fund   was   Countrywide   Investments,   Inc.
("Countrywide"),  an indirect  subsidiary  of The Western and Southern Life
Insurance Company. As of May 1, 2000,  Countrywide  reorganized part of its
investment  advisory   operations  into  its  affiliate,   Fort  Washington
Investment Advisors,  Inc. ("Fort  Washington").  From May 1, 2000 to April
30,  2001,  Fort  Washington,  whose  address  is  420  E.  Fourth  Street,
Cincinnati,  Ohio 45202,  served as  sub-adviser  to the  Florida  Tax-Free
Money Fund.

       For the period ended April 30, 2001,  Huntington  paid  sub-advisory fees of  $75,771  to Fort  Washington.  For the  fiscal  year  ended  2000,
Huntington  paid  sub-advisory  fees of $32,313 and $68,415 to  Countrywide and  Fort  Washington,  respectively.  For  the  fiscal  year  ended  1999,
Huntington  paid  Countrywide as sub-adviser to the Florida  Tax-Free Money
Fund $62,555.

       Effective  December 31, 2001,  the Huntington  International  Equity
Fund  no  longer  has a  sub-adviser.  Prior  to  December  31,  2001,  the sub-adviser  for the  Huntington  International  Equity Fund was  Federated
Global Investment  Management Corp. ("FGIM").  From May 1, 2001 to December
31, 2001,  FGIM,  whose  address is 175 Water  Street,  New York, NY 10038, served as sub-adviser to the Fund.  Huntington will now serve as investment adviser to the Fund

       For the fiscal year ended 2001,  Huntington paid  sub-advisory  fees of $114,176 to FGIM.

Glass-Steagall Act

       The  Gramm-Leach-Bliley  Act of 1999 repealed certain  provisions of the Glass-Steagall Act that had previously  restricted the ability of banks
and  their   affiliates  to  engage  in  certain  mutual  fund  activities.
Nevertheless,  the  Adviser's  activities  remain  subject  to,  and may be limited by,  applicable  federal banking law and  regulations.  The Adviser and the  Sub-Adviser  believe  that they  possess  the legal  authority  to perform the services for the Funds contemplated by the Investment  Advisory
Agreement and the Sub-Advisory  Agreement and described in the Prospectuses and this Statement of Additional  Information and has so represented in the
Investment  Advisory  Agreement  and  the  Sub-Advisory  Agreement.  Future
changes in either  federal or state  statutes and  regulations  relating to the  permissible  activities  of banks or bank  holding  companies  and the subsidiaries or affiliates of those entities,  as well as further  judicial or  administrative  decisions  or  interpretations  of  present  and future statutes  and  regulations  could  prevent or  restrict  the  Adviser  from continuing  to perform  such  services  for the Trust.  Depending  upon the nature  of any  changes  in the  services  that  could be  provided  by the
Adviser,  or the  Sub-Adviser,  the Board of  Trustees  of the Trust  would review the Trust's  relationship  with the Adviser and the  Sub-Adviser and consider taking all action necessary in the circumstances.

       Should  further  legislative,   judicial  or  administrative  action
prohibit or restrict the  activities of the Adviser,  its  affiliates,  and its correspondent  banks in connection with Customer purchases of Shares of the Trust,  such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated,  however, that any change in the Trust's  method of  operations  would affect its net asset value per Share or result in financial losses to any Customer.

Portfolio Transactions

       Huntington  may place  portfolio  transactions  with  broker-dealers which furnish, without cost, certain research,  statistical,  and quotation services of value to  Huntington  and its  affiliates in advising the Trust and other  clients,  provided  that they shall  always  seek best price and execution  with respect to the  transactions.  Certain  investments  may be appropriate  for the Trust and for other  clients  advised  by  Huntington.
Investment  decisions  for the Trust and other clients are made with a view
to   achieving   their   respective   investment   objectives   and   after
consideration  of such factors as their current  holdings,  availability of
cash  for  investment,   and  the  size  of  their  investments  generally.
Frequently,  a  particular  security  may be  bought  or sold  for only one client or in  different  amounts and at  different  times for more than one but less than all clients.  Likewise,  a particular  security may be bought for one or more  clients  when one or more other  clients  are  selling the security. In addition,  purchases or sales of the same security may be made for two or more clients of an  investment  adviser on the same day. In such event,  such  transactions  will be allocated among the clients in a manner believed  by  Huntington  to be  equitable  to each.  In some  cases,  this procedure  could  have an  adverse  effect  on the  price or  amount of the securities  purchased  or sold by the Trust.  Purchase  and sale orders for the Trust may be combined  with those of other clients of Huntington in the interest of achieving the most favorable net results for the Trust.

       As part of its  regular  banking  operations,  Huntington  may  make loans to public  companies.  Thus,  it may be possible,  from time to time, for the Funds to hold or acquire the  securities  of issuers which are also lending  clients of  Huntington.  The  lending  relationship  will not be a factor in the selection of securities for the Funds.

Brokerage Allocation and Other Practices

       Transactions on U.S. stock  exchanges and other agency  transactions involve the payment by a Fund of  negotiated  brokerage  commissions.  Such commissions  vary among different  brokers.  Also, a particular  broker may charge  different  commissions  according to such factors as the difficulty and size of the  transaction.  Transactions  in  foreign  securities  often involve the payment of fixed  brokerage  commissions,  which are  generally higher  than  those in the  United  States.  There is  generally  no stated
commission  in the  case  of  securities  traded  in  the  over-the-counter markets,  but the price  paid by a Fund  usually  includes  an  undisclosed dealer commission or mark-up. In underwritten offerings,  the price paid by a Fund includes a disclosed,  fixed commission or discount  retained by the underwriter or dealer.

       Huntington  places all orders for the purchase and sale of portfolio securities  for a Fund and buys and sells  securities  for a Fund through a substantial  number of brokers and dealers.  In so doing,  it uses its best efforts  to obtain for a Fund the best price and  execution  available.  In seeking the best price and execution,  Huntington,  having in mind a Fund's best interests,  considers all factors it deems relevant, including, by way of  illustration,  price,  the size of the  transaction,  the nature of the market for the security,  the amount of the  commission,  the timing of the transaction  taking into account market prices and trends,  the reputation, experience,  and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

       It has for many  years  been a  common  practice  in the  investment
advisory   business  for  advisers  of   investment   companies  and  other
institutional  investors to receive  research,  statistical,  and quotation services from  broker-dealers  that execute portfolio  transactions for the clients  of  such  advisers.  Consistent  with  this  practice,  Huntington
receives   research,   statistical,   and  quotation   services  from  many
broker-dealers with which it places a Fund's portfolio transactions.  These services,  which in some cases may also be purchased for cash, include such matters as general  economic  and  security  market  reviews,  industry and company reviews,  evaluations of securities,  and recommendations as to the purchase  and sale of  securities.  Some of these  services are of value to
Huntington  and  its  affiliates  in  advising  various  of  their  clients
(including the Trust),  although not all of these services are  necessarily useful  and of  value  in  managing  the  Trust.  The fee paid by a Fund to
Huntington is not reduced  because  Huntington and its  affiliates  receive such services.

       As  permitted  by Section  28(e) of the  Securities  Exchange Act of
1934, as amended,  and by the Investment  Advisory  Agreements,  Huntington
may cause a Fund to pay a  broker-dealer  that  provides the  brokerage and research  services  described  above an amount of disclosed  commission for
effecting  a  securities   transaction  for  the  Fund  in  excess  of  the
commission  which  another  broker-dealer  may  charge for  effecting  that transaction.  Huntington's  authority  to  cause  a Fund  to pay  any  such greater  commissions  is also subject to such  policies as the Trustees may adopt from time to time.

       In the fiscal  years ended  December 31,  2001,  2000 and 1999,  the
Funds named below paid the following brokerage commissions:

Fund                      2001              2000              1999
--------------------------------------------------------------------------------

Growth Fund               $99,918           $150,366          $193,889
Income Equity Fund        $313,007          $247,120          $78,969
Rotating Index Fund       $2,100            N/A               N/A
Dividend Capture Fund     $72,087           N/A               N/A
International Equity Fund $21,992,334       N/A               N/A
Mid Corp America Fund     $69,074           N/A               N/A
New Economy Fund          $18,041           N/A               N/A
Situs Small Cap Fund*     N/A               N/A               N/A
Mortgage Securities Fund  $16,990           N/A               N/A

* Since the Fund did not commence  operations  prior to September 27, 2002, there is no similar brokerage commission information.

       Brokerage  commissions for the Income Equity Fund, increased in 2000 versus 1999 primarily as a result of increased  portfolio turnover in order to reduce unrealized gains and losses.

       As of December 31, 2001,  certain  Funds held the  securities of the
Trust's regular brokers or dealers or of their parents as follows:

Fund                                                                 Holdings (000)

Money Market Fund...................................................   $ 38,959
U.S. Treasury Money Market Fund.....................................   $ 34,397
Mid Corp America Fund...............................................   $    256

Code of Ethics

       Each of the Trust, the Adviser,  and the Distributor  maintain Codes of Ethics which permit their  personnel to invest in  securities  for their own accounts.  As of the date of this SAI,  copies of these Codes of Ethics have been filed with the Securities and Exchange  Commission as exhibits to the Trust's Registration Statement.

Administrator

      Federated, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal services)
necessary to operate the Funds.  Federated provides these at the following annual rate:

            ----------------------------------------------
                 Maximum        Average Aggregate Daily
             Administrative     Net Assets of the Funds
                   Fee
            ----------------------------------------------
            ----------------------------------------------
               .075 of 1%        on the first 4 billion
            ----------------------------------------------
            ----------------------------------------------
                .07 of 1%        on the next $3 billion
            ----------------------------------------------
            ----------------------------------------------
               .065 of 1%        on assets in excess of
                                 $7 billion
            ----------------------------------------------

The  administrative  fee received  during any fiscal year shall be at least
$50,000 per Fund.

      From December 20, 1999, to November 30, 2001,  Huntington,  served as
Administrator of the Trust pursuant to an Administrative  Agreement,  dated
December 20, 1999.

       Sub-Administrator

      Huntington Bank serves as sub-administrator  to the Funds,  assisting with the  provision  of  administrative  services  necessary to operate the
Funds.  Huntington Bank receives a fee at the following  annual rate of the average daily net assets of the Funds.

            ----------------------------------------------
                 Maximum       Average Daily Net Assets
            Sub-Administrative       of the Funds
                   Fee
            ----------------------------------------------
            ----------------------------------------------
                  .060%          on the first $4 billion
            ----------------------------------------------
            ----------------------------------------------
                  .055%          on the next $3 billion
            ----------------------------------------------
            ----------------------------------------------
                  .050%          on  assets  in excess of
                                 $7 billion
            ----------------------------------------------

       For the fiscal  years ended  December  31,  2001,  2000,  1999,  the
Fund's paid the following  fees pursuant to the  applicable  administration and sub-administration agreements:
Fund                                              2001         2000        1999
----                                              ----         ----        ----

Money Market Fund                           $1,448,503  $ 1,315,915 $ 1,341,946
Ohio Municipal Money Market Fund              $307,240    $ 269,355   $ 288,242
Florida Tax-Free Money Fund                    $94,584     $ 71,356    $ 43,795
U.S. Treasury Money Market Fund               $689,414    $ 635,072   $ 663,337
Growth Fund                                   $373,735    $ 436,425   $ 461,809
Income Equity Fund                            $307,870    $ 310,001   $ 340,847
Rotating Index Fund                             $4,579          N/A         N/A
Dividend Capture Fund                          $15,875          N/A         N/A
International Equity Fund                      $24,343          N/A         N/A
Mid Corp America Fund                          $41,085          N/A         N/A
New Economy Fund                                $9,982          N/A         N/A
Situs Small Cap Fund*                              N/A          N/A         N/A
Mortgage Securities Fund                       $48,358     $ 45,865    $ 62,194
Ohio Tax-Free Fund                             $68,166     $ 71,713    $ 85,391
Michigan Tax-Free Fund                         $30,617     $ 35,075    $ 44,443
Fixed Income Securities Fund                  $214,249    $ 218,453   $ 220,957
Intermediate Government Income Fund           $103,919    $ 121,981   $ 149,502
Short/Intermediate      Fixed      Income     $157,646    $ 160,578   $ 164,874
Securities Fund

* Since the Fund did not commence  operations  prior to September 27, 2002, there is no similar fee information.

Financial Administrator

      Huntington Bank also serves as the financial administrator providing administrative and portfolio accounting services to the Funds.  For its services, Huntington Bank receives a fee equal to 0.0425 of 1% of the average daily net assets of the Funds, subject to a minimum annual fee of
$9,000 for each additional class of shares (existing prior to December 1,
2001) of any Fund having more than one class of shares.

Administrative Services Agreement

       The Trust has  entered  into an  Administrative  Services  Agreement with  Huntington  Bank  pursuant  to which  Huntington  Bank  will  perform certain  shareholder  support services with respect to the Trust Shares and
Investment  A  Shares  of  each  of the  Funds.  Such  shareholder  support services  may  include,  but are  not  limited  to,  (i)  establishing  and maintaining  shareholder  accounts and records pertaining to such accounts;
(ii)  processing  dividend  and  distribution  payments  from the  Funds on behalf  of  shareholders;  (iii)  providing  periodic  shareholder  account
statements  of  holdings  in  each  of  the  Funds  and  integrating   such
information  with  holdings   maintained  in  other  accounts  serviced  by
Huntington   Bank;  (iv)  arranging  for  bank  wires;  (v)  responding  to shareholder  inquiries  regarding  services  performed;  (vi) responding to
shareholder   inquiries   regarding  their  investments;   (vii)  providing
sub-accounting  with respect to omnibus accounts held by Huntington through which  shareholders  are  invested  in the Funds  and other  sub-accounting
requested  by  the  Trust;   (viii)  where  required  by  law,   forwarding
shareholder  communications  from the Trust (such as  proxies,  shareholder
reports,   annual  and  semi-annual   financial  statements  and  dividend,
distribution  and other tax  notices) to  shareholders;  (ix)  assisting in processing  purchase,  exchange and redemption  requests from shareholders;
(x)  assisting  in  processing  changes in  shareholder  dividend  options, account  designations and addresses of record; (xi) processing  shareholder participation in systematic  investment and systematic withdrawal programs;
and (xii) such other similar  services as the Trust may reasonably  request to the extent permitted under applicable laws.

       In consideration for such services,  Huntington is paid a fee by the
Funds at a  maximum  annual  rate of up to 0.25% of the  average  daily net asset  value of such  Shares of each  Fund.  Huntington  has  contractually agreed to waive such fees to the rate of 0.10% of average  daily net assets for each of the Funds through April 30, 2001.

       The  Administrative  Services Agreement became effective on November
1,  2000  and  will  continue  in  effect  for a period  of one  year,  and
thereafter   will  continue  for  successive   one-year   periods,   unless
terminated by either party.

      Expenses

       The Trust's  service  providers bear all expenses in connection with the performance of their  respective  services,  except that each Fund will bear the following  expenses relating to its operations:  taxes,  interest, brokerage  fees and  commissions,  if any,  fees  and  travel  expenses  of
Trustees  who  are  not  partners,  officers,  directors,  shareholders  or employees of Huntington Bank,  Securities and Exchange  Commission fees and state fees and expenses,  certain insurance  premiums,  outside and, to the extent  authorized  by the  Trust,  inside  auditing  and  legal  fees  and expenses,  fees  charged by rating  agencies  in having  the Fund's  Shares rated, advisory and administration fees, fees and reasonable  out-of-pocket expenses  of the  custodian  and  transfer  agent,  expenses  incurred  for pricing  securities  owned by the Fund,  costs of  maintenance of corporate existence,  typesetting and printing  prospectuses for regulatory  purposes and for  distribution  to  current  Shareholders,  costs  and  expenses  of
Shareholders'  and  Trustees'  reports and meetings  and any  extraordinary expenses.

Distributor

      The  Fund's  Distributor,   Edgewood  Services  Inc.,   (Distributor)
markets the Shares to institutions  or to individuals,  directly or through investment professionals.  When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment  professionals.
The  Distributor  and its  affiliates  may pay out of  their  assets  other amounts  (including  items of material  value) to investment  professionals for marketing  and servicing  Shares.  The  Distributor  is a subsidiary of
Federated Investors, Inc.

Distribution Plan (12b-1 Fees)

      Consistent  with Rule 12b-1 under the 1940 Act, the Trust has adopted a  Distribution  Plan  pursuant to which  brokers and dealers  receive fees from the Funds in connection  with the sale and  distribution of Investment
A Shares and Investment B Shares and the provision of shareholder  services to holders of such share classes.  The Trust expects that the  distribution efforts  funded  through  the use of 12b-1  fees will  increase  assets and therefore  reduce Fund  expenses  through  economies of scale,  and provide greater opportunities for diversified investments.

      In accordance  with the  Distribution  Plan,  the  Distributor or the
Funds may enter into  agreements  with  brokers  and  dealers  relating  to distribution and/or administrative  services with respect to the Investment
A Shares and/or  Investment B Shares of the Funds.  The  Distributor or the
Funds  may  also  enter  into  agreements  with  administrators  (including financial  institutions,  fiduciaries,  custodians  for public  funds,  and investment  advisers) to provide  administrative  services  with respect to
Investment A Shares  and/or  Investment B Shares.  Administrative  services may include,  but are not limited to, the  following  functions:  providing office  space,  equipment,  telephone  facilities,  and  various  clerical, supervisory,  computer,  and other  personnel as necessary or beneficial to
establish  and  maintain  shareholder  accounts  and  records;   processing
purchase and redemption  transactions and automatic investments of customer account cash  balances;  answering  routine  customer  inquiries  regarding
Investment  A  Shares  or  Investment  B  Shares;  assisting  customers  in
changing  dividend  options,  account  designations,   and  addresses;  and
providing  such  other  services  as  the  Distributor  or  the  Funds  may reasonably  request in connection  with  investments in Investment A Shares or Investment B Shares.

      Payments  made under the  Distribution  Plan are made  regardless  of expenses incurred by the Distributor in providing these services.

      For each of the  Investment  A Shares  class and  Investment B Shares class, the Distribution  Plan may be terminated with respect to any Fund by a  vote  of a  majority  of the  Independent  Trustee,  or by a  vote  of a majority of the outstanding  Investment A Shares or Investment B Shares (as applicable) of that Fund. The  Distribution  Plan may be amended by vote of the  Trustees,  including a majority of the  Independent  Trustee,  cast in person at a meeting called for such purpose,  except that any change in the
Distribution   Plan  that  would   materially   increase  the  fee  payable
thereunder  for either  Investment  A Shares or  Investment  B Shares  with respect to a Fund requires the approval of the  shareholders of that Fund's
Investment A Shares or  Investment B Shares (as  applicable).  The Trustees will review on a quarterly and annual basis written  reports of the amounts received and expended under the Distribution  Plan (including  amounts paid to brokers,  dealers and administrators  pursuant to any agreements entered into under the  Distribution  Plan)  indicating the purposes for which such expenditures were made."

       The Distribution  Plan provides that it will continue in effect with respect to each Fund for successive  one-year  periods,  provided that each such continuance is specifically  approved (i) by the vote of a majority of the  Independent  Trustees  and (ii) by the vote of a  majority  of all the
Trustees,  cast in person at a meeting called for such purpose. For so long as the  Distribution  Plan remains in effect,  the selection and nomination of those Trustees who are not  interested  persons of the Trust (as defined in the 1940 Act) shall be committed to the  discretion of such  independent persons.

       For the fiscal years ended  December 31,  2001,  2000 and 1999,  the
Funds  named below paid the  following  fees  pursuant to the  Distribution
Plan for Investment A Shares:

Fund                                 2001          2000           1999
----                                 ----          ----           ----

Money Market Fund*                   $1,044,890    $ 716,219      $ 305,102
Ohio Municipal Money Market Fund*    $359,105      $ 212,243      $ 123,058
Florida Tax-Free Money Fund*         $81,670       $ 47,919       $ 5,117
U.S. Treasury Money Market Fund*     $95,560       $ 78,028       $ 44,491
Growth Fund                          $32,181       $ 40,166       $ 41,480
Income Equity Fund                   $4,951        $ 3,999        $ 4,688
Rotating Index Fund                  $250          N/A            N/A
Dividend Capture Fund                $1,429        N/A            N/A
International Equity Fund            $477          N/A            N/A
Mid Corp America Fund                $263          N/A            N/A
New Economy Fund                     $136          N/A            N/A
Situs Small Cap Fund**               N/A           N/A            N/A
Mortgage Securities Fund*            $2,065        $ 2,074        $ 2,648
Ohio Tax-Free Fund                   $3,824        $ 2,944        $ 3,647
Michigan Tax-Free Fund               $14,018       $ 15,916       $ 21,604
Fixed Income Securities Fund         $2,935        $ 3,091        $ 3,616
Intermediate Government Income Fund  $4,384        $ 4,578        $ 5,953

* For the fiscal year ended  December 31,  2000,  gross  distribution  fees for the Money Market Fund, Ohio Municipal Money Market Fund, U.S.  Treasury
Money  Market Fund,  Florida  Tax-Free  Money Fund and Mortgage  Securities
Fund, respectively,  were $883,373, $272,417, $98,764, $57,414, and $2,860, of which $167,154,  $59,976,  $20,736,  $9,495,  and $786 were  voluntarily waived.  For the fiscal year ended  December 31, 1999,  gross  distribution fees for the Money  Market Fund,  Ohio  Municipal  Money Market Fund,  U.S.
Treasury  Money  Market  Fund,  Florida  Tax-Free  Money Fund and  Mortgage
Securities Fund, respectively,  were $762,756, $307,646, $111,050, $12,861, and $5,297, of which $457,654,  $184,588,  $66,559,  $7,744 and $2,649 were voluntarily waived.

** Since  the Fund  did not  commence  operations  prior to  September  27,
2002, there is no similar fee information.

       For the fiscal  years ended  December  31, 2001 and 2000,  the Funds named below paid the following fees pursuant to the  Distribution  Plan for
Investment B Shares:

Fund                                 2001                  2000
----                                 ----                  ----

Money Market Fund                    $113                  $0
Growth Fund                          $6,724                $0
Income Equity Fund                   $2,658                $0
Dividend Capture Fund                $6,050                N/A
International Equity Fund            $339                  N/A
Mid Corp America Fund                $1,657                N/A
New Economy Fund                     $1,433                N/A
Situs Small Cap Fund*                N/A                   N/A
Fixed Income Securities Fund         $1,548                $0

* Since the Fund did not commence  operations  prior to September 27, 2002, there is no similar fee information.

Custodian

       For  each  of the  Funds,  except  the  International  Equity  Fund,
Huntington  Bank acts as  custodian.  For an  annual  fee of 0.026% of each
Fund's average daily net assets,  Huntington Bank is generally  responsible as custodian for the  safekeeping of Fund assets,  including the acceptance or  delivery  of cash or  securities  where  appropriate,  registration  of securities  in  the  appropriate  Fund  name  or  the  name  of a  nominee, maintenance  of  bank  accounts  on  behalf  of  the  Funds.  In  addition,
Huntington   is   responsible   as  record  keeper  for  the  creation  and
maintenance  of  all  Fund   accounting   records   relating  to  custodian
activities required by the 1940 Act.

Sub-Custodian

       State Street Bank and Trust  Company,  whose address is Two Heritage
Drive,  Quincy,  Massachusetts  02171,  serves  as the  custodian  for  the
International Equity Fund.

Transfer Agent and Dividend Disbursing Agent

       Unified  Fund  Services,  Inc.,  whose  address  is  P.O.  Box  6110
Indianapolis,  IN  46206-6110,  serves as the  transfer  agent and dividend disbursing agent for the Trust.

Independent Auditors

       KPMG LLP,  whose address is Two  Nationwide  Plaza,  Columbus,  Ohio
43215, serves as the independent auditors for the Trust.

Legal Counsel

       Ropes & Gray, One Franklin  Square,  1301 K Street,  N.W., Suite 800
East,  Washington,  D.C. 20005, are counsel to the Trust and will pass upon the legality of the Shares offered hereby.

Principal Holders of Securities

       Information  is  provided  below  regarding  each person who owns of record  or is known  by the  Trust  to own  beneficially  5% or more of any class of shares of any Fund.  Huntington  is a wholly owned  subsidiary  of
Huntington Bank.  Huntington Bank, a national  banking  association,  is an indirect wholly-owned subsidiary of Huntington Bancshares  Incorporated,  a bank  holding  company  organized  under  the laws of Ohio.  By  virtue  of
Huntington's  affiliation with Huntington Bank, Huntington may be deemed to control the Funds.

                5% OR MORE OWNERS AS OF SEPTEMBER 17, 2002

                     MONEY MARKET FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         99.43%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                  MONEY MARKET FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         44.76%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

NFSC                                                                    35.78%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

Firstar Bank                                                            11.62%
Attn: ACM Dept. SL-TW-17TF
PO Box 387
St. Louis, MO 63166-0387

                  MONEY MARKET FUND - INVESTMENT B SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    82.57%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

SEI Investments                                                         15.87%
One Freedom Valley
Oaks, PA 19456

                   MONEY MARKET FUND - INTERFUND SHARES

Carey & Company                                                        100.00%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

              OHIO MUNICIPAL MONEY MARKET FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         99.02%
c/o Huntington National Bank
Easton Oval EA4E70
Columbus, OH 43219

          OHIO MUNICIPAL MONEY MARKET FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         70.17%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

NFSC                                                                    13.68%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

TRI-C Construction Company                                               5.25%
ATTN:  Michael Pelechi
1765 Merriman Road
Akron, OH 44313-5251

                FLORIDA TAX-FREE MONEY FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                        100.00%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

             FLORIDA TAX-FREE MONEY FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         99.54%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

              U.S. TREASURY MONEY MARKET FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         96.44%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

           U.S. TREASURY MONEY MARKET FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         53.65%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

NFSC                                                                    39.80%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                        GROWTH FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         91.02%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

Furman-Selz Corp.                                                        6.01%
Master Z/C FMB DIV by Wire
One Financial Plaza
Holland, MI  49423-9166

                     GROWTH FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    24.76%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                     GROWTH FUND - INVESTMENT B SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    99.22%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                     INCOME EQUITY FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         95.35%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                 INCOME EQUITY FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    65.82%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                 INCOME EQUITY FUND - INVESTMENT B SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    96.54%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                      NEW ECONOMY FUND - TRUST SHARES

Carey & Company                                                         98.02%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                  NEW ECONOMY FUND - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    90.10%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

Donna Benhase                                                            7.08%
7473 Shaker Run Ln.
West Chester, OH 45069-6300

                  NEW ECONOMY FUND - INVESTMENT B SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    99.90%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                   MID CORP AMERICA FUND - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         98.56%
c/o Huntington National Bank
7 East Oval EA4E70
Columbus, OH 43219

                MID CORP AMERICA FUND - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    89.98%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                MID CORP AMERICA FUND - INVESTMENT B SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    99.45%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                    INTERNATIONAL EQUITY - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         98.32%
c/o Huntington National Bank
7 East Oval EA4E70
Columbus, OH 43219

                INTERNATIONAL EQUITY - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    85.88%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

Donna Benhase                                                           14.13%
7473 Shaker Run Ln.
West Chester, OH 45069-6300

                INTERNATIONAL EQUITY - INVESTMENT B SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    99.31%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                   DIVIDEND CAPTURE FUND - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         96.01%
c/o Huntington National Bank
7 East Oval EA4E70
Columbus, OH 43219

                DIVIDEND CAPTURE FUND - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    95.89%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                DIVIDEND CAPTURE FUND - INVESTMENT B SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    99.88%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                       ROTATING INDEX - TRUST SHARES

Name and Address                             Percentage of Ownership of Record

Carey & Company                                                         97.29%
c/o Huntington National Bank
7 East Oval EA4E70
Columbus, OH 43219

                 ROTATING INDEX FUND - INVESTMENT A SHARES

Name and Address                             Percentage of Ownership of Record

NFSC                                                                    99.23%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                  MORTGAGE SECURITIES FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         98.09%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

              MORTGAGE SECURITIES FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    83.43%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

                     OHIO TAX-FREE FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         95.92%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                 OHIO TAX-FREE FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    62.70%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

Ursula Umberg                                                            7.50%
William Umberg
3267 Pickbury Drive
Cincinnati, OH 45211-6802

John Warbritton                                                          6.24%
Arlene Warbritton
1149 East College Avenue
Westerville, OH 43081-2519

                   MICHIGAN TAX-FREE FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         99.66%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

               MICHIGAN TAX-FREE FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    15.39%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

Welland Sprague                                                          9.75%
430 Lyons
Porttland, MI 48875-1059

Bruce Coleman TTEE                                                       6.63%
Arlene Coleman TTEE
Coleman Living Trust U/A/D 12/23/93
3824 Algansee Dr. NE
Grand Rapids, MI 49525-2003

                FIXED INCOME SECURITIES FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         93.36%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

            FIXED INCOME SECURITIES FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    34.23%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

William J. Umberg                                                       10.38%
3267 Pickbury Drive
Cincinnati, OH 45211-6802

Fifth Third Bank TR                                                      6.66%
P. O. Box 630074
Cincinnati, OH 45263-0001

Lillian Richardson                                                       6.13%
232 Brookhaven Dr. N.
Gahanna, OH 43230-2704

Lillian V. Richardson                                                    6.06%
232 Brookhaven Dr. North
Gahanna, OH 43230-2704

            FIXED INCOME SECURITIES FUND - INVESTMENT B SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    97.63%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

            INTERMEDIATE GOVERNMENT INCOME FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         89.00%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

FMCO                                                                    10.83%
7 Easton Oval
EA4E70
Columbus, OH 43219-6010

         INTERMEDIATE GOVERNMENT INCOME FUND - INVESTMENT A SHARES

Name and Address                                         Percentage of Ownership of Record

NFSC                                                                    67.63%
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

      SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND - TRUST SHARES

Name and Address                                         Percentage of Ownership of Record

Carey & Company                                                         98.31%
c/o Huntington National Bank
7 Easton Oval EA4E70
Columbus, OH 43219-6010

                            SHAREHOLDER RIGHTS

       The  Trust  is an  open-end  management  investment  company,  whose
Declaration of Trust permits the Trust to offer  separate  series of shares of beneficial  interest,  representing  interests in separate portfolios of securities.  The shares in any one  portfolio may be offered in two or more
separate  classes.   As  of  the  date  of  this  SAI,  the  Trustees  have
established  four  classes  of  shares,   known  as  Investment  A  Shares,
Investment B Shares,  Trust Shares, and Interfund Shares.  Interfund Shares
are  offered  only by the  Money  Market  Fund.  Investment  A  Shares  and
Investment B Shares of the Short/Intermediate  Fixed Income Securities Fund
are not presently being offered to the public.  Only the Money Market Fund, the Growth Fund,  the Income Equity Fund,  the Dividend  Capture Fund,  the
International  Equity  Fund,  the Mid Corp  America  Fund,  the New Economy
Fund,  the  Situs  Small  Cap Fund and the  Fixed  Income  Securities  Fund
presently offer Investment B Shares.

       Investment  A  Shares,   Investment  B  Shares,  Trust  Shares,  and
Interfund Shares of a Fund are fully  transferable.  Each class is entitled to dividends  from the  respective  class assets of the Fund as declared by
the  Trustees,  and  if  the  Trust  (or  a  Fund)  were  liquidated,   the
shareholders  of each  class  would  receive  the net  assets  of the  Fund attributable to each respective class.

       All  shareholders  are  entitled  to one vote for each share held on the record date for any action requiring a vote by the shareholders,  and a proportionate  fractional vote for each fractional share held. Shareholders of the Trust  will vote in the  aggregate  and not by Fund or class  except
(i) as otherwise  expressly  required by law or when the Trustees determine that the  matter  to be  voted  upon  affects  only  the  interests  of the shareholders  of a  particular  Fund or  class,  or (ii)  only  holders  of
Investment A Shares and/or  Investment B Shares will be entitled to vote on matters  submitted to shareholder  vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

       The rights of  shareholders  cannot be  modified  without a majority vote.

       The Trust is not  required to hold annual  meetings of  shareholders for the purpose of electing  Trustees except that (i) the Trust is required to hold a  shareholders'  meeting for the election of Trustees at such time as less than a majority of the  Trustees  holding  office have been elected by  shareholders  and (ii) if,  as a result  of a  vacancy  on the Board of
Trustees,  less than  two-thirds of the Trustees  holding  office have been elected by the  shareholders,  that vacancy may only be filled by a vote of the  shareholders.  In  addition,  Trustees may be removed from office by a written consent signed by the holders of shares representing  two-thirds of the  outstanding  shares  of the  Trust at a meeting  duly  called  for the purpose,  which meeting must be held upon written  request of not less than
10% of the  outstanding  shares of the Trust.  Upon written  request by the holders of shares  representing 1% of the  outstanding  shares of the Trust
stating  that  such   shareholders  wish  to  communicate  with  the  other
shareholders  for the purpose of  obtaining  the  signatures  necessary  to demand a meeting to consider  removal of a Trustee,  the Trust will provide a list  of  shareholders  or  disseminate  appropriate  materials  (at  the expense of the  requesting  shareholders).  Except as set forth above,  the
Trustees may continue to hold office and may appoint successor Trustees.

       Under   Massachusetts   law,   shareholders   could,  under  certain
circumstances,  beheld  personally liable for the obligations of the Trust.
However, the Declaration of Trust disclaims  shareholder liability for acts or obligations of the Trust and requires that notice of such  disclaimer be given  in  each  agreement,  obligation,  or  instrument  entered  into  or executed by the Trust or the Trustees.  The  Declaration  of Trust provides for  indemnification  out of a Fund's  property for all loss and expense of any shareholder held personally  liable for the obligations of a Fund. Thus the  risk  of a  shareholder's  incurring  financial  loss  on  account  of shareholder  liability is limited to  circumstances in which the Fund would be unable to meet its obligations.

       Shareholder  inquiries  regarding  Investment  A  Shares  should  be directed  to The  Huntington  Investment  Company,  41 South  High  Street,
Columbus, Ohio 43287.

       Shareholder  inquiries  regarding  Investment  B  Shares  should  be directed  to The  Huntington  Investment  Company,  41 South  High  Street,
Columbus, Ohio 43287.

       Shareholder  inquiries  regarding  Trust Shares or Interfund  Shares should be directed to  Huntington,  41 South High  Street,  Columbus,  Ohio
43215, Attn: Trust Services.

       Additional Information on Purchases, Exchanges and Redemptions

       Investment  A Shares  and  Investment  B Shares of each of the Funds may be  purchased,  exchanged  or redeemed  by  contacting  the Trust,  The
Huntington Investment Company or a Huntington Personal Banker.

       Trust Shares may be  purchased  only  through  fiduciary,  advisory, agency and other similar accounts  maintained by or on behalf of Huntington or its affiliates or  correspondent  banks.  Individuals  who receive Trust
Shares as a result of a trust  distribution  or similar  transaction  or by operation of law,  will be  permitted  to retain such  shares,  but may not purchase  additional  Trust Shares,  except by means of the reinvestment of dividends or distributions.  Exchanges of Trust Shares, if permitted by the account  agreement,  as well as  redemptions  of Trust Shares,  are made by contacting the Trust.

       Interfund  Shares are available  only for purchase by the Huntington
Equity  Funds  and  the  Huntington  Income  Funds  and  may be  purchased, exchanged or redeemed by contacting the Trust.

       Telephone purchase,  exchange or redemption requests may be recorded and will be binding upon an investor.  Use of the  telephone  for exchanges or redemptions  involves the possible risk of loss,  since anyone providing the  required  information  may be  able  to use the  service  without  the shareholder's  permission. If reasonable procedures are not followed by the
Trust,  it may be liable  for  losses  due to  unauthorized  or  fraudulent telephone instructions.

       In times of extreme economic or market conditions,  shareholders may have  difficulty  making  redemptions  or  exchanges  by  telephone.  If  a shareholder  cannot  make  contact by  telephone,  redemption  or  exchange requests should be made in writing and sent by overnight mail to the Trust.

       In  connection  with  certain  redemption  or exchange  requests,  a
shareholder   may  be  required  to  obtain  a  signature   guarantee   for
authentication  purposes.  In such cases,  the signature must be guaranteed by:

       o    a trust company or commercial  bank whose  deposits are insured by the Bank Insurance Fund ("BIF"),  which is  administered  by the FDIC;

       o    a member of the New York,  American,  Midwest, or Pacific Stock
            Exchanges;

       o    a savings bank or savings and loan  association  whose deposits
            are  insured  by  the  Savings   Association   Insurance   Fund
            ("SAIF"), which is administered by the FDIC; or

       o    any other "eligible  guarantor  institution," as defined in the
            Securities Exchange Act of 1934.

       The Trust does not accept signatures  guaranteed by a notary public.
In the future, the Trust may elect to limit eligible  signature  guarantors to  institutions  that are members of a signature  guarantee  program.  The
Trust  reserves  the right to amend  these  standards  at any time  without notice.

Other Purchase Information

       Purchases  of all  classes  of shares  are made at net asset  value, plus (for  Investment  A Shares  only) any  applicable  sales  charge.  All purchases,  except for of Interfund Shares, are subject to minimum purchase requirements,  but these  requirements  may be  waived by the  Distributor.
Payment for  Investment A Shares or Investment B Shares may not be by third party  check,  and any checks  drawn from a bank  located  outside the U.S.
will result in a delay in processing until the check has cleared.

       If at any time the right to purchase  shares is suspended,  although no new purchases may be made, in some circumstances  existing  shareholders
may  be  permitted  to  purchase   additional  shares  and  have  dividends
reinvested.

       Payment in Kind.  In addition to payment by check,  shares of a Fund may be  purchased by customers  of  Huntington  in exchange for  securities
held  by  an  investor  which  are  acceptable  to  that  Fund.   Investors
interested  in exchanging  securities  must first  telephone  Huntington at
(800)  253-0412  for  instructions   regarding   submission  of  a  written
description of the securities the investor wishes to exchange.  Within five business days of the receipt of the written  description,  Huntington  will advise the investor by  telephone  whether the  securities  to be exchanged are  acceptable  to the Fund whose shares the investor  desires to purchase and will instruct the investor regarding delivery of the securities.  There is no charge for this  review.  Securities  which have been  accepted  by a
Fund must be delivered within five days following acceptance.

       Securities  accepted  by a Fund are  valued in the manner and on the days described in the section entitled  "Determination  of Net Asset Value"
as of 4:00 p.m. (Eastern Time).

       The value of the  securities  to be  exchanged  and of the shares of the Fund may be higher or lower on the day Fund shares are offered  than on the  date of  receipt  by  Huntington  of the  written  description  of the securities  to be exchanged.  The basis of the exchange of such  securities for shares of the Fund will depend on the value of the  securities  and the net asset value of Fund shares next determined  following acceptance on the
day  Fund  shares  are  offered.   Securities  to  be  exchanged   must  be
accompanied by a transmittal form which is available from Huntington.

       A gain or loss for federal  income tax  purposes  may be realized by the investor upon the securities  exchange depending upon the cost basis of the securities  tendered.  All interest,  dividends,  subscription or other rights with  respect to  accepted  securities  which go "ex" (the  interval between the  announcement  and the payments of the next  dividend or right)
after the time of  valuation  become the  property  of the Fund and must be delivered  to the Fund by the  investor  forthwith  upon  receipt  from the issuer.  Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions  upon their sale by the Fund under the Securities Act of 1933, or otherwise.

       Sales  Charge  Reductions   (Investment  A  Shares).  Sales  charges
applicable  in purchases of  Investment A Shares may be reduced for certain investors or groups of  investors  who make larger  investments.  Investors wishing to take advantage of these reductions should call the Trust.

       Accumulated  Purchases.  If an  existing  shareholder  already  owns
Investment  A Shares  on which he or she  paid a sales  charge,  the  sales charge or any  additional  purchases will be reduced if the total amount of the  purchases  would  make  the  investor  eligible  for  a  sales  charge reduction.

       For  example,   a  shareholder  who  purchased   $150,000  worth  of
Investment A Shares in a Fund,  the sales charge on an additional  $150,000 purchase  in  that  Fund  would  be the  charge  applicable  to a  $300,000 investment.

       Letter  of  Intent.  An  investor  who  signs a letter  of intent to purchase  within a 13-month  period at least $100,000 worth of Investment A
Shares in any Equity or Income  Fund will be  eligible  for the  applicable sales charge  reduction on each  purchase over the 13-month  period.  Until the  investor  reaches  the  necessary  threshold,  the amount of the sales charge discount will be held in escrow by the Trust.

       For  example,  an investor  who signs a letter of intent to purchase
$100,000  in  Investment  A Shares of an Equity  Fund will only pay a 4.00%
sales charge on all  purchases  made during the period which total at least
$100,000 and the Trust will deposit  1.75% (the amount of the  discount) in escrow.

       The amount held in escrow will be applied to the investor's  account at the end of the  13-month  period  unless  the  amount  specified  in the
Letter of  Intent is not  purchased.  In order to  qualify  for a Letter of
Intent,  the investor will be required to make a minimum initial investment of at least $25,000.

       A Letter  of Intent  will not  obligate  the  investor  to  purchase
Investment A Shares,  but if he does,  each purchase during the period will be at the sales  charge  applicable  to the  total  amount  intended  to be purchased.  The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

       Reinstatement  Privilege.  Every  shareholder  has a one-time right,
within  30  days  of  redeeming   Investment  A  Shares,  to  reinvest  the
redemption  proceeds at the  next-determined  net asset  value  without any sales  charge.  The  investor  must  notify  the  Trust in  writing  of the reinvestment by the shareholder in order to eliminate a sales charge.

       If the  shareholder  redeems  Investment  A Shares and  utilizes the reinstatement privilege, there may be tax consequences.

       Concurrent Purchases.  For purposes of qualifying for a sales charge reduction,  an investor may combine  concurrent  purchases of  Investment A
Shares in two or more Equity or Income Funds.  For example,  if an investor concurrently  purchases  Investment A Shares in one Fund  totaling  $30,000 and Investment A Shares in another Fund totaling $70,000,  the sales charge will be reduced for each  investment  as if $100,000  had been  invested in each Fund.

       To receive this sales charge  reduction,  the applicable  Huntington
Group  member must be notified  in writing by the  shareholder  at the time the concurrent purchases are made.

Other Exchange Information

       Exchanges   may  only  be  made  between   Funds  having   identical
shareholder  registrations.  For any  other  exchanges  you  must  obtain a signature guarantee.

       Unless  otherwise  specified in writing,  the existing  registration and  reinvestment  options  relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

       Exchanges will not be available for shares  purchased by check until the check has cleared.

Other Redemption Information

       Redemptions  of all  classes of shares are made at net asset  value, less (for  Investment  B Shares  only)  any  applicable  CDSC.  If you make exchanges of your  Investment B Shares among the Funds,  the holding period for purposes of determining  the applicable  CDSC will be determined  based on the purchase date of your original shares.

       If a shareholder wishes to wire redemption  proceeds to a bank other than the one  previously  designated,  redemption may be delayed by as much as seven days.  To change the name of the bank account to which  redemption proceeds will be wired, a shareholder  should send a written  request (and, if necessary,  with a signature guarantee) to the Trust, c/o The Huntington
National Bank, P.O. Box 6110 Indianapolis, IN 46206-6110.

       Proceeds from the  redemption of shares  purchased by check will not be available until the check has cleared.

       Shareholders  of the Money  Market  Funds who write checks to redeem
Investment  A Shares  may be  subject to  certain  checking  account  fees.
Checks   written  on  these   accounts  may  be   negotiated   through  the
shareholder's  local  bank and should  not be sent to the  issuing  bank in order to  redeem  Investment  A  Shares.  Canceled  checks  are sent to the shareholder each month.

       Redemption  in  kind.   Although  the  Funds  intend  to  pay  Share
redemptions in cash,  they reserve the right,  as described  below,  to pay the redemption  price in whole or in part by a  distribution  of the Fund's portfolio securities.

       Because  the Funds have  elected to be  governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share  redemptions  to any one shareholder  in cash  only up to the  lesser of  $250,000  or 1% of the net assets represented by such Share class during any 90-day period.

       Any Share  redemption  payment greater than this amount will also be in cash unless the Fund  determines that payment should be in kind. In such a case,  the  Funds  will  pay all or a  portion  of the  remainder  of the redemption  in  portfolio  securities,  valued  in the  same  way as a Fund determines its NAV. The portfolio  securities  will be selected in a manner that  the  Fund's  Board  deems  fair  and  equitable  and,  to the  extent available, such securities will be readily marketable.

       Redemption  in  kind  is not as  liquid  as a  cash  redemption.  If
redemption   is  made  in  kind,   shareholders   receiving  the  portfolio
securities  and selling them before their  maturity could receive less than the redemption value of the securities and could incur certain  transaction costs.

DETERMINATION OF NET ASSET VALUE

       Net asset value is  calculated as of the close of the New York Stock
Exchange  every Monday  through  Friday  except (i) days on which there are not sufficient  changes in the value of a Fund's portfolio  securities that its net asset value might be  materially  affected;  (ii) days during which no shares are tendered for redemption and no orders to purchase  shares are received;  (iii) the following holidays:  New Year's Day,  Presidents' Day,
Good Friday,  Memorial Day,  Independence Day, Labor Day, Thanksgiving Day,
and Christmas Day and (iv) other civil holidays,  such as Veterans' Day and
Martin  Luther King Day,  when the Federal  Reserve  Banks or the financial markets are closed.

       For valuing  securities in  calculating  net asset value,  the Money
Market  Funds have  elected to use the  amortized  cost method of valuation pursuant  to Rule  2a-7  under  the 1940  Act.  The  process  of  selecting securities  is  consistent  with the  credit  quality  and  diversification requirements  of Rule 2a-7. The amortized cost method  involves  valuing an instrument  at its  cost  initially  and  thereafter  assuming  a  constant amortization  to maturity of any  discount  or premium,  regardless  of the
impact  of   fluctuating   interest  rates  on  the  market  value  of  the
instrument.  This  method may  result in periods  during  which  value,  as determined  by  amortized  cost,  is higher or lower  than the price a Fund would receive if it sold the instrument.  The value of securities in a Fund can be expected  to vary  inversely  with  changes in  prevailing  interest rates.  Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted  average portfolio maturity  appropriate to maintaining a stable net asset value per share,  provided  that no Fund will purchase any security  with a  remaining  maturity  of more  than  397 days  (except  as described  below)  nor  maintain  a  dollar-weighted  average  maturity  of greater  than 90 days.  Repurchase  agreements  involving  the  purchase of securities  with  remaining  maturities  of  greater  than 397 days will be treated as having a maturity equal to the period  remaining  until the date on  which  the  repurchase  is  scheduled  to  occur  or,  where no date is specified  and the  agreement  is subject to a demand  feature,  the notice period applicable to the demand to repurchase those securities.  A variable rate  instrument,  the principal  amount of which is scheduled to be repaid in more than 397 days but which is  subject to a demand  feature,  shall be deemed  to have a  maturity  equal to the  longer of the  period  remaining until the next  readjustment  of the interest rate or the period  remaining until the principal amount may be recovered  through exercise of the demand feature.  A floating  rate  instrument,  the  principal  amount of which is scheduled  to be repaid in more  than 397 days but  which is  subject  to a demand  feature,  shall be deemed to have a  maturity  equal to the  period remaining until the principal amount can be recovered through demand.

       The Trustees  have  undertaken  to establish  procedures  reasonably designed,  taking into account  current  market  conditions and each of the
Money Market Funds' investment objective,  to stabilize the net asset value per share of each Money Market Fund for  purposes of sales and  redemptions at  $1.00.  These  procedures  include a review  by the  Trustees,  at such intervals as they deem  appropriate,  to determine  the extent,  if any, to which the net  asset  value per  share of each  Fund,  calculated  by using available  market  quotations,  deviates from $1.00 per share. In the event such  deviation  exceeds  one-half of one percent,  Rule 2a-7 requires that the Trustees  promptly  consider what action,  if any, should be initiated.
If the  Trustees  believe  that the extent of any  deviation  from a Fund's
$1.00  amortized  cost price per share may result in  material  dilution or other unfair  results to  investors,  the Trustees  will take such steps as they deem  appropriate  to  eliminate  or reduce to the  extent  reasonably practicable  any such dilution or unfair  results.  These steps may include selling  portfolio  instruments  prior to maturity,  shortening  the Fund's average portfolio  maturity,  withholding or reducing  dividends,  reducing the number of a Fund's outstanding  shares without monetary  consideration, or  utilizing  a net  asset  value  per  share  based on  available  market quotations.  In addition,  if Huntington becomes aware that any Second Tier
Security or Unrated  Security held by a Fund has received a rating from any
NRSRO  below the  NRSRO's two highest  rating  categories,  the  procedures adopted by the Trustees in accordance with Rule 2a-7 require  Huntington to dispose of such  security  unless (i) the sale  would  cause the  deviation between the Fund's  amortized cost and  market-determined  values per share to exceed  0.40 of 1% (in which case the  Trustees  will meet to  determine what action to take) or (ii) the Trustees  reassess  the credit  quality of
the  security  and  determine   that  it  is  in  the  best   interests  of
shareholders  to  retain  the  investment.  In the  event  a Fund  holds  a defaulted security,  a security that has ceased to be an Eligible Security, or a security that has been  determined to no longer present minimal credit risks,  Rule 2a-7  requires the Fund to dispose of the security  unless the
Trustees  determine  that  such  action  is  not in the  best  interest  of shareholders.  The Rule  requires  each  Fund to limit its  investments  to securities  determined to present  minimal credit risks based on factors in addition  to ratings  assigned a security  by an NRSRO and which are at the time of acquisition Eligible Securities.

       Rule 2a-7, as amended,  defines the terms NRSRO,  Requisite  NRSROs,
Eligible   Securities,   Rated  Securities,   Unrated  Securities,   Demand
Features, Guarantees,  Unconditional Demand Features, First Tier Securities
and Second Tier  Securities in  establishing  risk limiting  conditions for money market mutual funds.

       A summary of those definitions follows:

       "NRSRO"   is   any   nationally   recognized    statistical   rating
organization  as that term is used in the Securities  Exchange Act of 1934, that is not an  affiliated  person of the issuer,  guarantor or provider of credit support for the  instrument.  While the Appendix to the Statement of
Additional  Information  identifies each NRSRO, examples include Standard &
Poor's  Ratings Group  ("Standard & Poor's"),  Moody's  Investors  Service,
Inc. ("Moody's") and Fitch Investors Service, Inc.

       "REQUISITE  NRSROS"  means (i) any two  NRSROs  that  have  issued a rating  with  respect  to a  security  or class of debt  obligations  of an issuer,  or (ii) if only one NRSRO has issued a rating with respect to such security  or class of debt  obligations  of an  issuer at the time the fund acquired the security, that NRSRO.

       "ELIGIBLE  SECURITIES"  are defined as (i) Rated  Securities  with a remaining  maturity of 397 or less days and which have  received  rating in one of the two highest rating categories;  (ii) Unrated Securities that are of  comparable  equality,  provided  that  an  Unrated  Security  is not an
Eligible  Security if the security has received a long-term rating from any
NRSRO  that is not  within  the  NRSRO's  three  highest  long-term  rating categories,  unless the security  has  received a long-term  rating from an
NRSRO in one of the three  highest  rating  categories,  and provided  that certain asset backed  securities  shall not be Eligible  Securities  unless they have  received a rating  from an NRSRO;  and (iii)a  security  that is subject  to a  Demand  Feature  or  Guarantee  whether  the  Guarantee  has received a rating from an NRSRO or the  Guarantee  is issued by a guarantor that has  received a rating  from an NRSRO with  respect to a class of debt obligations (or any debt  obligation  within that class) that is comparable in priority  and security to the  Guarantee,  or another  institution,  has undertaken  promptly to notify the holder of the  security in the event the
Demand Feature or Guarantee is  substituted  with another Demand Feature or
Guarantee.

       "RATED  SECURITIES"  include  (i)  securities  that have  received a short-term  rating from an NRSRO, or have been issued by an issuer that has received a short-term  rating from an NRSRO with respect to a class of debt obligations (or any debt  obligation  within that class) that is comparable in  priority  and  security,  or (ii)  securities  that  are  subject  to a
Guarantee  that has  received  a  short-term  rating  from an  NRSRO,  or a
Guarantee issued by a guarantor that has received a short-term  rating from an  NRSRO  with  respect  to a class  of  debt  obligations  (or  any  debt obligation  within  that  class)  that  is  comparable  in  priority  and a security  with the  Guarantee.  In either  case,  a security is not a Rated
Security if it is subject to an external credit support  agreement that was no in  effect  when the  security  was  assigned  its  rating,  unless  the security has received a short-term  rating  reflecting the existence of the credit  support or the credit  support  itself  has  received a  short-term rating.

       "UNRATED   SECURITIES"   are  any  securities  that  are  not  Rated
Securities.

       "DEMAND  FEATURE"  is  (i) a  feature  permitting  the  holder  of a
security  to  sell  the  security  at  an  exercise   price  equal  to  the
approximate  amortized cost of the security plus accrued interest,  if any, at the time of exercise,  provided  that such  feature must be  exercisable either  at any  time  on no  more  than  30  calendar  days'  notice  or at specified  intervals  not exceeding 397 calendar days and upon no more than
30  calendar  days'  notice;  or (ii) a feature  permitting  the  holder of certain asset backed  securities  unconditionally  to receive principal and interest within 397 calendar days of making demand.

       "GUARANTEE"  is an  unconditional  obligation of a person other than the issuer of the  security to undertake to pay,  upon  presentment  by the holder  of  the  Guarantee  (if  required),  the  principal  amount  of the underlying security plus accrued interest when due or upon default,  or, in the case of an  Unconditional  Demand Feature,  an obligation that entitles the holder to receive upon exercise the  approximate  amortized cost of the underlying  security  or  securities,  plus  accrued  interest,  if any.  A
Guarantee   includes  a  letter  of  credit,   financial   guaranty  (bond)
insurance,   and  an   Unconditional   Demand   Feature   (other   than  an
Unconditional Demand Feature provided by the issuer of the security).

       "UNCONDITIONAL  DEMAND  FEATURE"  means a Demand Feature that by its terms would be readily  exercisable in the event of a default in payment of principal or interest on the underlying security or securities.

       "FIRST  TIER  SECURITY"  means  any (i)  Rated  Security  which  has received the highest  short-term  rating by the  Requisite  NRSROs for debt obligations,  (ii) any  Unrated  Security  that is of  comparable  quality,
(iii) any  security  issued by a  registered  investment  company that is a money market fund, or (iv) certain government securities.

       "SECOND TIER  SECURITY"  means any Eligible  Security  that is not a
First Tier Security.

       Each of the Funds relies on one or more pricing services  authorized by the  Board of  Trustees  ("Authorized  Pricing  Services")  to value its securities  in  calculating  net asset value.  Each of the Funds values its securities in  calculating  net asset value as follows.  Equity  securities traded on a national  securities  exchange or quoted on the NASDAQ National
Market  System  are  valued  at  their  last-reported  sale  price  on  the principal  exchange or reported by NASDAQ or, if there is no reported sale, and in the case of  over-the-counter  securities not included in the NASDAQ
National Market System,  at a bid price estimated by an Authorized  Pricing
Service. Fixed Income,  securities traded on a national securities exchange or in the  over-the-counter  market are valued at their  last-reported sale price or, if there is no  reported  sale,  at a bid price  estimated  by an
Authorized   Pricing  Service.   For  other  debt   securities,   including
zero-coupon  securities,  and foreign  securities,  an  Authorized  Pricing
Service will be used.

       U.S. government  securities held by the Mortgage Securities Fund are valued at the mean  between the  over-the-counter  bid and asked  prices as furnished by an Authorized Pricing Service.

       Short-term  investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.  Investments in other open-end investment companies are valued at net asset value.

       For  securities  which  cannot be priced  by an  Authorized  Pricing
Service,  the Board of Trustees has authorized the Trust's record keeper to seek a good faith fair value  determination  from a broker-dealer  or other financial  intermediary.  The  Board of  Trustees  has also  established  a
Pricing  Committee which will determine in good faith the fair valuation of a security in the event that market  quotations are not readily  available.
In  certain   circumstances,   in  accordance   with  the  Trust's  Pricing
Procedures,  the  Pricing  Committee  may  seek a  good  faith  fair  value determination where an Authorized Pricing Service has provided a price.

       If any securities held by a Fund are restricted as to resale,  their fair  value is  generally  determined  as the  amount  which the Fund could
reasonably   expect  to  realize  from  an  orderly   disposition  of  such
securities  over a  reasonable  period of time.  The  valuation  procedures applied  in any  specific  instance  are  likely to vary from case to case.
However,  consideration is generally given to the financial position of the issuer and other  fundamental  analytical  data relating to the  investment and to the nature of the  restrictions  on  disposition  of the  securities
(including  any  registration  expenses  that might be borne by the Fund in connection with such disposition).  In addition,  specific factors are also generally considered,  such as the cost of the investment, the market value of any  unrestricted  securities  of the  same  class  (both at the time of purchase  and at the  time of  valuation),  the  size of the  holding,  the
prices  of  any  recent   transactions  or  offers  with  respect  to  such
securities, and any available analysts' reports regarding the issuer.

       Generally,   trading   in  certain   securities   (such  as  foreign
securities) is  substantially  completed each day at various times prior to the close of the New York Stock  Exchange.  The values of these  securities used in  determining  the net asset value of the Fund's shares are computed as of such times.  Also,  because of the amount of time required to collect and process trading  information as to large numbers of securities  issues, the  values  of  certain  securities  (such as  convertible  bonds and U.S.
Government  securities) are determined based on market quotations collected earlier  in the day at the  latest  practicable  time prior to the close of the Exchange.  Occasionally,  events affecting the value of such securities may occur  between such times and the close of the Exchange  which will not be reflected in the  computation  of the Fund's net asset value.  If events materially  affecting  the  value  of such  securities  occur  during  such period,  then these  securities  will be valued at their fair value, in the manner described above.

       The  proceeds  received  by each Fund for each  issue or sale of its shares, and all income,  earnings,  profits, and proceeds thereof,  subject only to the rights of  creditors,  will be  specifically  allocated to such
Fund, and  constitute  the  underlying  assets of that Fund. The underlying assets of each Fund will be  segregated  on the  Trust's  books of account, and will be charged with the  liabilities  in respect of such Fund and with a share of the general  liabilities of the Trust.  Expenses with respect to any two or more Funds are to be  allocated in  proportion  to the net asset values of the respective Funds except where  allocations of direct expenses can otherwise be fairly made.

                                   TAXES

Federal Income Taxation

       It is  intended  that each  Fund  qualify  each year as a  regulated investment  company under Subchapter M of the Code. In order to qualify for the special tax  treatment  accorded  regulated  investment  companies  and their shareholders, a Fund must, among other things:

       (a)  derive  at  least  90%  of its  gross  income  from  dividends, interest,  payments with respect to certain  securities  loans, and  gains  from  the  sale  or  other  disposition  of  stock, securities and foreign  currencies,  or other income (including but not  limited to gains  from  options,  futures,  or forward contracts)  derived  with  respect to its business of investing in such stock, securities, or currencies;

       (b)  distribute  with  respect to each  taxable year at least 90% of the sum of its  "investment  company  taxable  income" (as that term  is  defined  in the  Code)  and its  tax-exempt  interest income (less  deductions  attributable to that income) for such year, if any; and

       (c)  diversify  its  holdings  so  that,  at the end of each  fiscal quarter  (i) at least  50% of the  market  value of the  Fund's
            assets  is  represented  by  cash  or  cash  items   (including
            receivables),  U.S. Government securities,  securities of other regulated  investment  companies,  and other securities limited in respect of any one issuer to a value not greater  than 5% of
            the  value  of  the  Fund's   total   assets  and  10%  of  the
            outstanding  voting  securities  of such  issuer,  and (ii) not more than 25% of the value of its  assets  is  invested  in the securities  (other than those of the U.S.  Government  or other regulated investment  companies) of any one issuer or of two or more issuers  which the Fund  controls and which are engaged in the same, similar, or related trades or businesses.

       If a Fund  qualifies  as a  regulated  investment  company  that  is accorded  special  tax  treatment,  the Fund will not be subject to federal income  tax on income  paid to its  shareholders  in the form of  dividends
(including capital gain dividends).

       If a  Fund  fails  to  qualify  as a  regulated  investment  company accorded  special  tax  treatment  in any taxable  year,  the Fund would be subject  to tax on its income at  corporate  rates,  and all  distributions from earnings and profits,  including any  distribution  of net  tax-exempt income and net long-term  capital gains,  would be taxable to  shareholders as ordinary  income.  In addition,  the Fund could be required to recognize net  unrealized  gains,  pay  substantial  taxes  and  interest,  and  make substantial  distributions  before  requalifying as a regulated  investment company that is accorded special tax treatment.

       If a Fund fails to distribute in a calendar year  substantially  all of its  ordinary  income  for such  year and  substantially  all of its net capital  gains  for the year  ending  October  31 (or  later if the Fund is permitted  so to elect and so elects),  plus any  retained  amount from the prior  year,  the  Fund  will  be  subject  to  a  4%  excise  tax  on  the
under-distributed   amounts.   Each   Fund   intends   generally   to  make
distributions sufficient to avoid imposition of the 4% excise tax.

       Fund   distributions.   Distributions   from  a  Fund   (other  than
exempt-interest   dividends,   as  discussed  below)  will  be  taxable  to
shareholders  as  ordinary  income to the  extent  derived  from the Fund's investment  income and net short-term  gains.  Distributions of net capital gains (that is, the excess of net gains from capital  assets held more than one year over net losses  from  capital  assets  held for not more than one year) will be taxable to  shareholders  as such,  regardless  of how long a shareholder has held the shares in a Fund.

       Due to certain of a Fund's hedging and other investment  activities,
the  net  investment   income   calculated  for  accounting   purposes  and
distributed to shareholders may in certain  circumstances exceed or be less than a Fund's net tax  exempt and  taxable  income.  If a Fund  distributes amounts in excess of the Fund's  "earnings  and profits"  (which  provide a measure  of a Fund's  dividend  paying  capacity  for tax  purposes),  such distributions  to  shareholders  will be  treated as a return of capital to the extent of a  shareholder's  basis in his or her shares,  and thereafter as gain from the sale or exchange of a capital  asset.  A return of capital is not  taxable  to a  shareholder  and  has the  effect  of  reducing  the shareholder's  basis in the  relevant  shares.  However,  because  a Fund's expenses  attributable  to  earning  tax  exempt  income do not  reduce the
Fund's  current  earnings and  profits,  a portion of any  distribution  in excess of a Fund's  net tax  exempt and  taxable  income may be  considered paid out of the Fund's  earnings  and profits and may  therefore be treated as a taxable dividend (even though that portion  economically  represents a return of the Fund's capital).

       Exempt-interest   dividends.   A  Fund  will  be  qualified  to  pay
exempt-interest  dividends  to its  shareholders  only if,  at the close of each quarter of the Fund's  taxable  year,  at least 50% of the total value of the Fund's  assets  consists  of  obligations  the  interest on which is exempt  from  federal  income  tax.  Distributions  that the Fund  properly designates as exempt-interest  dividends are treated as interest excludable from shareholders'  gross income for federal income tax purposes but may be taxable for federal  alternative  minimum  tax  purposes  and for state and local purposes (see below).  If a Fund intends to pay only  exempt-interest dividends,  the  Fund may be  limited  in its  ability  to  engage  in such
taxable  transactions  as  forward  commitments,   repurchase   agreements,
financial futures,  and options contracts on financial futures,  tax-exempt
bond  indices,   and  other  assets.   Part  or  all  of  the  interest  on
indebtedness,  if any,  incurred or continued by a shareholder  to purchase or  carry  shares  of  a  Fund  paying  exempt-interest  dividends  is  not deductible.  The portion of interest that is not deductible is equal to the total  interest  paid or accrued  on the  indebtedness,  multiplied  by the percentage of the Fund's total  distributions (not including  distributions from  net  long-term  capital  gains)  paid  to the  shareholder  that  are exempt-interest  dividends.  Under  rules  used  by  the  Internal  Revenue
Service  to  determine  when  borrowed  funds are  considered  used for the purpose of  purchasing  or  carrying  particular  assets,  the  purchase of shares may be considered to have been made with borrowed  funds even though such  funds are not  directly  traceable  to the  purchase  of  shares.  In general,  exempt-interest  dividends,  if  any,  attributable  to  interest
received  on  certain  private   activity  bonds  and  certain   industrial
development  bonds  will  not be  tax-exempt  to any  shareholders  who are
"substantial  users" of the  facilities  financed  by such bonds or who are
"related  persons" of such substantial users (within the meaning of Section
147(a) of the Code).  Recipients  of certain  Social  Security and Railroad
Retirement   benefits  may  have  to  take  into  account   exempt-interest
dividends  from the Fund in  determining  the  taxability of such benefits.
Shareholders  should consult their own tax adviser  regarding the potential effect  on them (if any) of any  investment  in the Fund.  A Fund  which is qualified to pay exempt-interest  dividends will inform investors within 60 days  of  the  Fund's  fiscal  year  end of the  percentage  of its  income
distributions   designated  as   tax-exempt.   The  percentage  is  applied
uniformly to all distributions made during the year.

       Hedging  transactions.  Certain investment and hedging activities of a Fund, including  transactions in options,  futures contracts,  straddles,
forward  contracts,  foreign  currencies,   foreign  securities,  or  other
similar  transactions,  will be subject to  special  tax rules.  In a given case,  these rules may accelerate  income to the Fund,  defer losses to the
Fund,  cause  adjustments in the holding  periods of the Fund's assets,  or convert  short-term  capital losses into long-term  capital  losses.  These rules could  therefore  affect the amount,  timing,  and  character  of the
Fund's income and distributions to shareholders.  Income earned as a result of these transactions would, in general,  not be eligible for the dividends received  deduction or for  treatment  as  exempt-interest  dividends  when distributed to shareholders.  Each Fund will endeavor to make any available elections  pertaining to such  transactions  in a manner  believed to be in the best interests of the Fund.

       Foreign   currency-denominated   securities   and  related   hedging
transactions.  A Fund's transactions in foreign  currency-denominated  debt securities,  certain  foreign  currency  options,  futures  contracts,  and forward  contracts  may give rise to ordinary  income or loss to the extent such income or loss results from  fluctuations  in the value of the foreign currency concerned.

       Foreign Tax Credit.  If more than 50% of a Fund's assets at year end consists  of the stock or  securities  in foreign  corporations,  that Fund intends to qualify for and make the election  permitted  under  Section 853 of the  Code  so that  shareholders  will be  able  to  claim a  credit  or deduction  on their  income tax returns  for, and will be required to treat as part of the  amount  distributed  to them,  their  pro rata  portion  of qualified taxes paid by the Fund to foreign  countries  (which taxes relate primarily to investment  income).  Shareholders who do not itemize on their federal  income tax returns may claim a credit (but no deduction)  for such foreign taxes. A  shareholder's  ability to claim such a foreign tax credit will be subject to certain  limitations imposed by the Code, as a result of which  shareholders  may not get a full credit or deduction  for the amount of  foreign  taxes so paid by the Fund.  A Fund's  investments  in  foreign securities may be subject to  withholding  taxes at the source on dividends or interest payments.

       Sale or redemption of shares. The sale,  exchange or redemption of a
Fund's  shares  may give rise to a gain or loss.  In  general,  any gain or loss  realized  upon a taxable  disposition  of shares  will be  treated as long-term  capital  gain or loss if the shares have been held for more than
12 months.  Otherwise the gain or loss on the sale,  exchange or redemption of a Fund's  shares  will be treated as  short-term  capital  gain or loss.
However,  if a  shareholder  sells  shares at a loss  within  six months of purchase,  any loss will be disallowed  for Federal  income tax purposes to the extent of any  exempt-interest  dividends  received on such shares.  In addition,  any loss (not already  disallowed  as provided in the  preceding sentence)  realized  upon a  taxable  disposition  of  shares  held for six months or less will be treated as  long-term,  rather than  short-term,  to the extent of any  long-term  capital  gain  distributions  received by the shareholder  with  respect  to the  shares.  All or a  portion  of any loss realized upon a taxable  disposition  of a Fund's shares will be disallowed if other  shares of the same Fund are  purchased  within 30 days  before or after the  disposition.  In such a case,  the basis of the newly  purchased shares will be adjusted to reflect the disallowed loss.

      Backup  Withholding.  In general,  a Fund is required to withhold and remit to the U.S.  Treasury a  percentage  of the  proceeds of share sales,
exchanges,   or  redemptions  made  by  and  taxable  dividends  and  other distributions  paid to any  individual  shareholder  who fails to  properly furnish the Fund with a correct taxpayer  identification  number (TIN), who has under- reported  dividend or interest  income,  or who fails to certify to the Fund that he or she is not subject to such withholding.  Pursuant to recently enacted tax legislation,  the backup  withholding tax rate will be
(i) 30% for amounts  paid during 2002 and 2003,  (ii) 29% for amounts  paid during 2004 and 2005,  and (iii) 28% for amounts  paid during 2006  through
2010. This legislation will expire and the backup  withholding rate will be
31% for amounts paid after December 31, 2010,  unless  Congress  enacts tax legislation providing otherwise.

      The  Service   recently   revised  its   regulations   affecting  the
application   to  foreign   investors  of  the  back-up   withholding   and
withholding  tax rules  described  above.  In some  circumstances,  the new rules  increase  the  certification  and  filing  requirements  imposed  on foreign  investors  in order to  qualify  for  exemption  from the  back-up withholding  tax rates and for reduced  withholding  tax rates under income tax  treaties.  Foreign  investors  in the Fund  should  consult  their tax
advisers   with  respect  to  the  potential   application   of  these  new
regulations.

       The  foregoing  is only a summary of some of the  important  federal income tax  considerations  generally  affecting  purchases  of shares of a
Fund. No attempt is made to present a detailed  explanation  of the federal income tax treatment of each Fund or its shareholders,  and this discussion is not  intended as a  substitute  for careful tax  planning.  Accordingly, investors are urged to consult  their tax advisers with specific  reference to their own tax situation.

State Taxation

       Florida.  Florida  does not  impose  an income  tax on  individuals.
Thus,  individual  shareholders of the Florida Tax-Free Money Fund will not be subject to any  Florida  state or local  income  taxes on  distributions received from the Florida Tax-Free Money Fund.

       Florida   does   impose  a  state   income  tax  on  the  income  of
corporations,  limited  liability  companies  (that are  subject to federal income  taxation) and certain trusts  (excluding  probate and  testamentary trusts),  that is allocated or apportioned  to Florida.  For those types of shareholders,  in determining  income subject to Florida  corporate  income tax,  Florida  generally  "piggy-backs"  federal  taxable income  concepts, subject to  adjustments  that are applicable to all  corporations  and some adjustments  that are  applicable to certain  classes of  corporations.  In regard to the Florida Tax-Free Money Fund, the most significant  adjustment is for  interest  income from state and local bonds that is exempt from tax under  Section 103 of the Code.  Provided that the Florida  Tax-Free  Money
Fund  qualifies  as a  regulated  investment  company  under  the  Code and complies with the requirement  that at least 50% of the value of its assets at the close of each  quarter of its  taxable  year be  invested  in state, municipal  or other  obligations  the  interest on which is exempt from tax under  Section  103 of the  Code,  corporate  shareholders  of the  Florida
Tax-Free  Money Fund may receive  Section 103 interest  income from Florida
Tax-Free  Money Fund  distributions.  While Section 103 interest  income is generally excluded from taxable income for federal income tax purposes,  it is added back to taxable income for Florida  corporate  income tax purposes
(only 40% of such income is added back for corporate  taxpayers  subject to
Florida alternative minimum tax). Consequently,  the portion of the Section
103 interest income (or 40% of that amount for corporate  taxpayers subject to the  Florida  alternative  minimum  tax)  allocated  or  apportioned  to
Florida of a corporate  Florida  Tax-Free  Money Fund  shareholder  arising from  Florida  Tax-Free  Money  Fund  distributions  is  subject to Florida corporate  income  taxes.  Other  distributions  from the Florida  Tax-Free
Money  Fund  to  corporate   shareholders,   to  the  extent  allocated  or
apportioned to Florida, may also be subject to Florida income tax.

       Provided  that on  January 1 of a given year at least 90% of the net asset value of the portfolio of assets of the Florida  Tax-Free  Money Fund is comprised of notes,  bonds, and other obligations issued by the State of
Florida or its  municipalities,  counties and other taxing  districts,  the
U.S.  Government  and its  agencies,  Puerto  Rico,  Guam  and  the  Virgin
Islands,  and other  investments  exempt from Florida  intangible  personal property  tax,  shares  of the  Florida  Tax-Free  Money  Fund  will not be subject to Florida  intangible  personal  property  taxes for that year. If the  Florida  Tax-Free  Money  Fund  fails to meet this 90% test,  then the entire  value of the Florida  Tax-Free  Money Fund shares  (except for that portion of the value attributable to U.S.  government  obligations) will be subject to the Florida intangible personal property tax.

       Shareholders  of the  Florida  Tax-Free  Money Fund  should  consult their tax advisers  about other state and local tax  consequences  of their investments in the Florida Tax-Free Money Fund.

       Michigan.  Provided that the Michigan  Tax-Free Fund  qualifies as a
regulated   investment  company  under  the  Code  and  complies  with  the requirement  that at least 50% of the  value of its  assets at the close of each quarter of its taxable  year be invested in state,  municipal or other obligations  the interest on which is exempt from tax under  Section 103 of the Code,  individual  shareholders of the Michigan  Tax-Free Fund residing in  Michigan  will  not be  subject  to  Michigan  personal  income  tax or personal  income  taxes  imposed  by  cities  in  Michigan,  and  corporate shareholders  will not be subject to the Michigan  single  business tax, on distributions  received from the Michigan  Tax-Free Fund to the extent such distributions  are  attributable  to interest on tax-exempt  obligations of the  State  of  Michigan  or any  municipality,  political  subdivision  or governmental agency or instrumentality  thereof or on obligations issued by the  Governments  of Puerto  Rico,  the  Virgin  Islands  and  Guam.  Other
distributions  from the Michigan Tax-Free Fund,  including those related to long-term and short-term  capital gains,  will generally not be exempt from the Michigan  personal income tax or single  business tax.  Shareholders of the Michigan  Tax-Free Fund should  consult their tax advisers  about other state and local  tax  consequences  of their  investments  in the  Michigan
Tax-Free Fund.

       Ohio.  Under  current  Ohio law,  individuals  and estates  that are subject to Ohio personal  income tax or municipal or school district income taxes in Ohio  will not be  subject  to such  taxes on  distributions  with respect  to  shares of the Ohio  Municipal  Money  Market  Fund or the Ohio
Tax-Free Fund  ("Distributions")  to the extent that such Distributions are properly  attributable  to  interest on  obligations  of the State of Ohio, political  or  governmental  subdivisions  thereof  as  defined  in Section
5709.76(D)(10) of the Ohio Revised Code, nonprofit corporations  authorized to issue public  securities  for or on behalf of Ohio or a  subdivision  or agencies or instrumentalities of Ohio or its political  subdivisions ("Ohio
Obligations").  Corporations  that  are  subject  to the  Ohio  corporation franchise tax will not have to include  Distributions in their tax base for purposes of calculating  the Ohio  corporation  franchise on the net income
basis  to  the   extent   that   such   Distributions   either   constitute
exempt-interest  dividends for federal  income tax purposes or are properly attributable to interest on Ohio Obligations.  However,  shares of the Ohio
Municipal  Money Market Fund and the Ohio Tax Free Fund will be included in a corporation's  tax base for purposes of calculating the Ohio  corporation franchise tax on the net worth basis.

       Distributions  that consist of interest on obligations of the United
States or its  territories or possessions or of any authority,  commission, or  instrumentality  of the United States  ("Territorial  Obligations") the
interest on which is exempt from state  income  taxes under the laws of the
United States are exempt from the Ohio  personal  income tax, and municipal and school  district  income taxes in Ohio.  In  addition,  net interest on
Territorial  Obligations  is excluded  from the net income base of the Ohio corporation  franchise  tax to the extent such  interest  is excluded  from gross income for federal income tax purposes.

       Distributions  properly attributable to profit on the sale, exchange or other  disposition of Ohio  Obligations  will not be subject to the Ohio personal  income tax, or municipal or school  district income taxes in Ohio and will not be  included  in the net income  base of the Ohio  corporation franchise tax.  Distributions  attributable to other sources generally will not be  exempt  from the Ohio  personal  income  tax,  municipal  or school district  income  taxes  in  Ohio  or the  net  income  base  of  the  Ohio corporation franchise tax.

       The Ohio Municipal  Money Market Fund and the Ohio Tax-Free Fund are
not  subject  to the  Ohio  personal  income  tax  or  school  district  or municipal  income taxes in Ohio. The Ohio  Municipal  Money Market Fund and the Ohio  Tax-Free Fund are not subject to the Ohio  corporation  franchise tax or the Ohio dealers in  intangibles  tax,  provided that, if there is a sufficient  nexus  between  the State of Ohio and such  entity  that  would enable  the State to tax such  entity,  the Fund  timely  files the  annual report  required by Section  5733.09 of the Ohio Revised Code. The Ohio Tax
Commissioner  has waived this annual filing  requirement  for each tax year since 1990, the first tax year to which such requirement applied.

       This  discussion of Ohio taxes assumes that the Ohio Municipal Money
Market Fund and the Ohio  Tax-Free  Fund will each continue to qualify as a regulated  investment  company under the Internal  Revenue Code and that at all  times at least  50% of the  value of the  total  assets of each of the
Funds consists of Ohio  Obligations or similar  obligations of other states or their subdivisions.

       Shareholders  of the Ohio  Municipal  Money Market Fund and the Ohio
Tax-Free  Fund  should  consult  their tax  advisers  about other state and local tax  consequences  of their  investments in the Ohio Municipal  Money
Market Fund and the Ohio Tax-Free Fund.

DIVIDENDS AND DISTRIBUTIONS

Money Market Funds

       The net  investment  income of each  class of  shares of each  Money
Market Fund is  determined  as of 4:00 p.m.  (Eastern  Time) each  Business
Day.  All of the net  investment  income  so  determined  normally  will be declared as a dividend daily to  shareholders of record of each class as of the close of business  and prior to the  determination  of net asset value.
However,  if you  purchase  shares by  check,  ACH or SIP,  you will  begin earning  dividends  on the next  business  day  after  your  order has been received by the Trust.  Unless the Business Day before a weekend or holiday is the last day of an accounting  period, the dividend declared on that day will include an amount in respect of the Fund's  income for the  subsequent non-business  day or days. No daily dividend will include any amount of net income in respect of a subsequent semiannual  accounting period.  Dividends declared  during any month will be  invested as of the close of business on the last  calendar  day of that month (or the next  Business  Day after the last  calendar day of the month if the last  calendar day of the month is a non-business  day) in  additional  shares of the same  class of the Fund at the net asset value per share,  normally $1.00,  determined as of the close of business on that day,  unless  payment of the  dividend in cash has been requested.

       Net income of a class of shares of a Money  Market Fund  consists of all interest  income  accrued on portfolio  assets less all expenses of the
Fund and the class and amortized market premium.  Amortized market discount is included in interest income.  None of the Money Market Funds anticipates that it will normally  realize any long-term  capital gains with respect to its portfolio securities.

       Normally  each class of shares of the Money Market Funds will have a positive net income at the time of each determination  thereof.  Net income may be  negative  if an  unexpected  liability  must be  accrued  or a loss realized.  If the net  income  of a class or  classes  of shares of a Money
Market  Fund  determined  at any time is a negative  amount,  the net asset value  per share of such  class or  classes  will be  reduced  below  $1.00 unless one or more of the  following  steps,  for which the  Trustees  have
authority,   are   taken:   (1)   reduce  the  number  of  shares  in  each
shareholder's  account of the applicable class or classes,  (2) offset each
shareholder's   pro  rata  portion  of  negative  net  income  against  the shareholder's  accrued  dividend  account or against future  dividends with regard to the applicable class or classes,  or (3) combine these methods in order to seek to  obtain  the net asset  value per share of the  applicable class or classes at $1.00.  The  Trustees  may endeavor to restore a Fund's net  asset  value per share to $1.00 by not  declaring  dividends  from net income on subsequent days until  restoration,  with the result that the net asset value per share will  increase  to the extent of positive  net income which is not declared as a dividend.

       Should a Money Market Fund incur or anticipate,  with respect to its portfolio,  any  unusual or  unexpected  significant  expense or loss which would affect  disproportionately the Fund's income for a particular period, the Trustees would at that time consider  whether to adhere to the dividend policy  described  above or to  revise  it in light of the then  prevailing
circumstances  in  order  to  ameliorate,   to  the  extent  possible,  the
disproportionate   effect  of  such  expense  or  loss  on  then   existing
shareholders.  Such  expenses  or  losses  may  nevertheless  result  in  a shareholder's  receiving  no  dividends  for the  period  during  which the shares are held and receiving upon  redemption a price per share lower than that which was paid.

Other Funds

       Each of the Funds,  other than the Money Market Funds,  will declare and  distribute  dividends  from net  investment  income  of each  class of shares,  if any, and will distribute its net realized  capital gains,  with respective to each class of shares, if any, at least annually.

                          PERFORMANCE INFORMATION

       From time to time the Trust may advertise the  performance of one or more of the  Funds.  All  data is  based  on  past  performance  and is not intended  to indicate  future  results.  Performance  of Trust  Shares,  as compared to  Investment A Shares or  Investment B Shares,  will normally be higher  because  Investment A Shares and Investment B Shares are subject to distribution (12b-1) fees.

Money Market Funds

       Generally,  the Money Market Funds will advertise  seven-day  yields and seven-day  effective  yields.  In addition,  the Ohio  Municipal  Money
Market  Fund  and the  Florida  Tax-Free  Money  Fund  may  also  advertise tax-equivalent yields.

       The  yield  for  each  class of  shares  of a Money  Market  Fund is computed  by  determining  the  percentage  net change,  excluding  capital changes  and any income  other than  investment  income,  in the value of a hypothetical  pre-existing  account  having a  balance  of one share at the beginning of the period,  subtracting a charge  reflecting  any  deductions from shareholder accounts,  and dividing the difference by the value of the account  at the  beginning  of the base  period to obtain  the base  period
return,   and  then  multiplying  the  base  period  return  by  365/7  (or approximately 52 weeks).

       The effective  yield for each class of shares of a Fund represents a compounding  of the base  period  return by adding 1,  raising the sum to a power equal to 365/7,  and subtracting 1 from the result,  according to the following formula:

           Effective Yield = [(Base Period Return +1) 365/7 ] -1

       Tax-equivalent  yield is  computed  by  dividing  the  portion  of a
Fund's  yield that is  tax-exempt  by 1 minus a stated  income tax rate and adding the  quotient to that  portion,  if any, of the Fund's yield that is not tax-exempt.

       Based on the  seven-day  period  ended  December 31, 2001 (the "base period"),  the yield and effective yield of the Trust Shares of each of the
Money Market Funds were as follows:

      Fund-Trust Shares                                    Yield     Effective Yield

      Money Market Fund...............................      1.22%        1.23%
      Ohio Municipal Money Market Fund................      1.18%        1.19%
      Florida Tax-Free Money Fund.....................      0.92%        0.93%
      U.S. Treasury Money Market Fund.................      1.20%        1.20%

       Based on the  seven-day  period  ended  December 31, 2001 (the "base period"),  the  yield  and  effective  yield  of  the  Investment  A, B and
Interfund Shares of the Money Market Funds listed below were as follows:

      Fund-Investment A Shares                               Yield    Effective Yield

      Money Market Fund...............................       0.97%       0.97%
      Ohio Municipal Money Market Fund................       0.93%       0.93%
      Florida Tax-Free Money Fund.....................       0.67%       0.68%
      U.S. Treasury Money Market Fund.................       0.95%       0.95%

      Money Market B Shares                                  Yield    Effective Yield

      Money Market B Shares...........................       0.47%       0.47%

      Money Market Interfund Shares                          Yield    Effective Yield

      Money Market Interfund Shares...................       1.47%       1.48%

       The  tax-equivalent  yield  for Trust  Shares of the Ohio  Municipal
Money Market Fund for the  seven-day  period ended  December 31, 2001,  was
2.23%  (assuming a 39.6% federal  income tax bracket and a 7.5% Ohio income tax bracket).

       The  tax-equivalent  yield  for  Investment  A  Shares  of the  Ohio
Municipal  Money Market Fund for the  seven-day  period ended  December 31,
2001,  was 1.76%  (assuming a 39.6%  federal  income tax bracket and a 7.5%
Ohio income tax bracket).

       The  tax-equivalent  yield for Trust Shares of the Florida  Tax-Free
Money Fund for the  seven-day  period ended  December  31, 2001,  was 1.52%
(assuming a 39.6% federal income tax bracket).

       The  tax-equivalent  yield for  Investment  A Shares of the  Florida
Tax-Free  Money Fund for the seven-day  period ended December 31, 2001, was
1.11% (assuming a 39.6% federal income tax bracket).

Other Funds

       Generally,  the  Equity  and Income  Funds  will  advertise  average annual total returns. In addition,  the Ohio Tax-Free Fund and the Michigan
Tax-Free Fund may advertise thirty-day tax-equivalent yields.

                                        ERV 1
                        Average Annual Return = ( ) n - 1
                                          P

       In accordance with SEC  guidelines,  the average annual total return for each class of shares is calculated  according to the following formula:
where p = a hypothetical  initial of $1,000; n = number of years; and ERV =
ending  redeemable  value of the hypothetical  $1,000  investment after the investment period.

       In  accordance  with SEC  guidelines,  the yield  for each  class of shares  of an  Equity  or  Income  Fund is  computed  by  dividing  the net investment  income  per share  earned  during  the  period  by the  maximum offering  price per share on the last day of the period,  according  to the following formula:

                                        a - b
                           Yield = 2[ (      +1 ) (6) +1]
                                         cd

Where a = dividends  and interest  earned  during the period;  b = expenses accrued  for the period  (net of  reimbursements);  c = the  average  daily number of shares  outstanding  during  the  period  that were  entitled  to receive  dividends;  and d = the  maximum  offering  price per share on the last day of the period.

       In accordance  with SEC  guidelines,  the  tax-equivalent  yield for each class of the  Equity and Income  Funds is  computed  by  dividing  the portion  of the yield  that is  tax-exempt  by 1 minus a stated  income tax rate and adding the quotient to that portion,  if any, of the yield that is not tax-exempt.

The average  annual total returns for  Investment A Shares and Investment B
Shares of each of the following  Funds  (including  the effect of the sales load) for the one-year,  five-year and ten-year periods and for the life of the respective Fund through December 31, 2001, were as follows:

                              Fiscal Year   Five Years   Ten Years   Inception
                                 Ended        Ended       Ended       through
Fund Investment A Shares       12/31/2001   12/31/2001  12/31/2001   12/31/2001
---------------------------------------------------------------------------------
Growth Fund
  Before Taxes                  (21.75)%      7.93%        9.69%      9.96%(1)
  After        Taxes       on   (21.75)%      6.82%        8.37%      8.66%(1)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of   (13.25)%      6.40%        7.74%      8.01%(1)
  Shares
Income Equity Fund
  Before Taxes                  (4.27)%       5.90%        8.80%      8.21%(2)
  After        Taxes       on   (5.62)%       4.08%        7.27%      6.66%(2)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of   (2.34)%       3.88%        6.60%      6.09%(2)
  Shares
Rotating Index Fund
  Before Taxes                    N/A          N/A          N/A     (11.63)% (3)
  After        Taxes       on     N/A          N/A          N/A     (11.63)% (3)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A     (7.08)% (3)
  Shares

Dividend Capture Fund
  Before Taxes                    N/A          N/A          N/A      0.94% (4)
  After        Taxes       on     N/A          N/A          N/A     (1.30)% (4)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A      0.53% (4)
  Shares
International Equity Fund
  Before Taxes                    N/A          N/A          N/A     (27.73)% (4)
  After        Taxes       on     N/A          N/A          N/A     (27.76)% (4)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A     (16.88)% (4)
  Shares
Mid Corp America Fund
  Before Taxes                    N/A          N/A          N/A     (1.97)% (4)
  After        Taxes       on     N/A          N/A          N/A     (2.08)% (4)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A     (1.20)% (4)
  Shares
New Economy Fund
  Before Taxes                    N/A          N/A          N/A     (4.54)% (4)
  After        Taxes       on     N/A          N/A          N/A     (4.61)% (4)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of     N/A          N/A          N/A     (2.77)% (4)
  Shares
Situs Small Cap Fund              N/A          N/A          N/A       N/A (5)
Mortgage Securities Fund
  Before Taxes                   2.68%        5.51%         N/A       5.59%(6)
  After        Taxes       on    0.69%        3.18%         N/A       2.43%(6)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    1.59%        3.21%         N/A       2.79%(6)
  Shares
Ohio Tax-Free Fund
  Before Taxes                  (1.55)%       3.09%        3.99%      4.28%(1)
  After        Taxes       on   (1.82)%       3.02%        3.95%      4.25%(1)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    0.72%        3.29%        4.04%      4.30%(1)
  Shares
Michigan Tax-Free Fund
  Before Taxes                  (1.25)%       3.35%        4.68%      4.73%(7)
  After        Taxes       on   (1.73)%       3.24%        4.62%      4.67%(7)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    1.03%        3.50%        4.64%      4.69%(7)
  Shares
Fixed Income Securities Fund
  Before Taxes                   2.90%        4.99%        5.49%      6.27%(1)
  After        Taxes       on    0.86%        2.53%        3.00%      3.78%(1)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    1.72%        2.73%        3.13%      3.81%(1)
  Shares
Intermediate Government
Income Fund
  Before Taxes                   1.92%        5.17%        5.46%      5.60%(7)
  After        Taxes       on    0.05%        3.01%        3.24%      3.38%(7)
  Distributions
  After        Taxes       on
  Distributions  and  Sale of    1.14%        3.03%        3.25%      3.37%(7)
  Shares

(1)   Since 5/1/91
(2)   Performance  shown  represents  combined  performance  of  the  Trust
      Shares  class from 7/3/89 to 5/14/97  (adjusted  to reflect  expenses associated  with  Investment  A Shares) and the  Investment  A Shares class since its 5/14/97 inception.
(3)   Since 5/1/01
(4)   Since 3/1/01

(5)   Since the Fund did not commence  operations  prior to  September  27,
      2002, there is no similar performance information.

(6)   Since 6/2/92
(7)   Performance  shown  includes  the  applicable  predecessor  FMB Fund, effective 4/13/98. Performance shown since inception date of 12/2/91.

                               Fiscal     Five Years    Ten Years    Inception
                             Year Ended     Ended         Ended       through
Fund Investment B Shares+    12/31/2001   12/31/2001   12/31/2001    12/31/2001
---------------------------------------------------------------------------------
Growth Fund
  Before Taxes                (21.53)%      8.09%         9.52%      9.72% (1)
  After       Taxes       on  (21.53)%      6.93%         8.30%      8.51% (1)
  Distributions
  After       Taxes       on
  Distributions  and Sale of  (13.11)%      6.51%         7.71%      7.90% (1)
  Shares
Income Equity Fund
  Before Taxes                 (3.84)%      6.44%         9.39%      10.04%(2)
  After       Taxes       on   (4.99)%      4.67%         7.79%      8.16% (2)
  Distributions
  After       Taxes       on
  Distributions  and Sale of   (2.06)%      4.39%         7.09%      7.47% (2)
  Shares
Dividend Capture Fund
  Before Taxes                   N/A         N/A           N/A       1.57% (3)
  After       Taxes       on     N/A         N/A           N/A      (0.64)% (3)
  Distributions
  After       Taxes       on
  Distributions  and Sale of     N/A         N/A           N/A       0.91% (3)
  Shares
International Equity Fund
  Before Taxes                   N/A         N/A           N/A      (27.37)% (3)
  After       Taxes       on     N/A         N/A           N/A      (27.39)% (3)
  Distributions
  After       Taxes       on
  Distributions  and Sale of     N/A         N/A           N/A      (16.66)% (3)
  Shares
Mid Corp America Fund
  Before Taxes                   N/A         N/A           N/A      (1.42)% (3)
  After       Taxes       on     N/A         N/A           N/A      (1.49)% (3)
  Distributions
  After       Taxes       on
  Distributions  and Sale of     N/A         N/A           N/A      (0.86)% (3)
  Shares
New Economy Fund
  Before Taxes                   N/A         N/A           N/A      (4.43)% (3)
  After       Taxes       on     N/A         N/A           N/A      (4.45)% (3)
  Distributions
  After       Taxes       on
  Distributions  and Sale of     N/A         N/A           N/A      (2.70)% (3)
  Shares
Situs Small Cap Fund             N/A         N/A           N/A        N/A (4)
Fixed Income Securities Fund
  Before Taxes                  2.39%       4.87%         5.19%      5.88% (1)
  After       Taxes       on    0.44%       2.43%         2.71%      3.38% (1)
  Distributions
  After       Taxes       on
  Distributions  and Sale of    1.41%       2.65%         2.90%      3.47% (1)
  Shares

(1)   Since 5/1/91
(2)   Since 7/3/89
(3)   Since 3/1/01

(4)   Since the Fund did not commence  operations  prior to  September  27,
2002, there is no similar performance information.

       + Prior to 5/1/00  (the  inception  date for  Investment  B Shares), performance  for Investment B Shares includes the performance of Investment
A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

The average  annual total returns for Trust Shares of each of the following
Funds for the one-year,  five-year and ten-year periods and for the life of the respective Fund through December 31, 2001, were as follows:

                             Fiscal Year   Five Years   Ten Years   Inception
                                Ended        Ended        Ended      through
Fund Trust Shares            12/31/2001    12/31/2001  12/31/2001   12/31/2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth Fund
  Before Taxes                (16.75)%      9.50%        10.62%     10.89% (1)
  After       Taxes      on   (16.75)%      8.33%        9.22%      9.58% (1)
  Distributions
  After       Taxes      on
  Distributions   and  Sale   (10.20)%      7.70%        8.52%      8.88% (1)
  of Shares
Income Equity Fund
  Before Taxes                 1.84%        7.43%        9.72%      9.00% (1)
  After       Taxes      on    0.30%        5.75%        8.06%      7.42% (1)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    1.40%        5.35%        7.36%      6.81% (1)
  of Shares
Rotating Index Fund
  Before Taxes                  N/A          N/A          N/A      (10.10)% (2)
  After       Taxes      on     N/A          N/A          N/A      (10.10)% (2)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A      (6.15)% (2)
  of Shares
Dividend Capture Fund
  Before Taxes                  N/A          N/A          N/A       7.27% (3)
  After       Taxes      on     N/A          N/A          N/A       4.82% (3)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A       4.38% (3)
  of Shares
International Equity Fund
  Before Taxes                  N/A          N/A          N/A      (23.11)% (3)
  After       Taxes      on     N/A          N/A          N/A      (23.15)% (3)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A      (14.07)% (3)
  of Shares
Mid Corp America Fund
  Before Taxes                  N/A          N/A          N/A       4.39% (3)
  After       Taxes      on     N/A          N/A          N/A       4.24% (3)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A       2.67% (3)
  of Shares
New Economy Fund
  Before Taxes                  N/A          N/A          N/A       1.35% (3)
  After       Taxes      on     N/A          N/A          N/A       1.25% (3)
  Distributions
  After       Taxes      on
  Distributions   and  Sale     N/A          N/A          N/A       0.82% (3)
  of Shares

Situs Small Cap Fund            N/A          N/A          N/A        N/A (4)

Mortgage Securities Fund
  Before Taxes                 8.14%        6.79%         N/A       6.35% (5)
  After       Taxes      on    5.94%        4.32%         N/A       3.07% (5)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.91%         4.19         N/A       3.36% (5)
  of Shares
Ohio Tax-Free Fund
  Before Taxes                 3.60%        4.35%        4.76%      5.36% (6)
  After       Taxes      on    3.32%        4.28%        4.72%      5.33% (6)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.03%        4.38%        4.75%      5.30% (6)
  of Shares
Michigan Tax-Free Fund
  Before Taxes                 3.89%        4.61%        5.35%      5.40% (7)
  After       Taxes      on    3.39%        4.49%        5.29%      5.34% (7)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.35%        4.60%        5.25%      5.29% (7)
  of Shares
Fixed Income Securities
Fund
  Before Taxes                 8.30%        6.28%        6.28%      7.14% (1)
  After       Taxes      on    6.04%        3.69%        3.67%      4.60% (1)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    5.00%        3.72%        3.73%      4.56% (1)
  of Shares
Intermediate Government
Income Fund
  Before Taxes                 7.28%        6.47%        6.15%      6.28% (7)
  After       Taxes      on    5.21%        4.18%        3.85%      3.98% (7)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.39%        4.03%        3.79%      3.90% (7)
  of Shares
Short/Intermediate Fixed
Income Securities Fund
  Before Taxes                 6.84%        5.85%        5.84%      6.72% (1)
  After       Taxes      on    4.63%        3.43%        3.31%      4.22% (1)
  Distributions
  After       Taxes      on
  Distributions   and  Sale    4.14%        3.46%        3.42%      4.24% (1)
  of Shares

(1)   Since 7/3/89
(2)   Since 5/1/01
(3)   Since 3/1/01

(4)   Since the Fund did not commence  operations  prior to  September  27,
      2002, there is no similar performance information.

(5)   Since 6/2/92
(6)   Since 10/18/88
(7)   Performance  shown  includes  the  applicable  predecessor  FMB Fund,
      effective   4/13/98.   Performance  shown  since  inception  date  of
      12/2/91.

       The  tax-equivalent  yield for the  Investment  A Shares of the Ohio
Tax-Free Fund for the thirty-day  period ended December 31, 2001, was 5.41%
(assuming  a 39.6%  federal  income tax  bracket and a 7.5% Ohio income tax bracket).

       The  tax-equivalent  yield for  Investment  A Shares of the Michigan
Tax-Free Fund for the thirty-day  period ended December 31, 2001, was 4.96%
(assuming a 39.6%  federal  income tax bracket and a 4.2%  Michigan  income tax bracket).

       The  tax-equivalent  yield for the Trust Shares of the Ohio Tax-Free
Fund  for  the  thirty-day  period  ended  December  31,  2001,  was  6.14%
(assuming  a 39.6%  federal  income tax  bracket and a 7.5% Ohio income tax bracket).

       The  tax-equivalent  yield  for the  Trust  Shares  of the  Michigan
Tax-Free Fund for the thirty-day  period ended December 31, 2001, was 5.68%
(assuming a 39.6%  federal  income tax bracket and a 4.2%  Michigan  income tax bracket).

                          Tax-Equivalency Tables

       The Ohio  Municipal  Money Market Fund and the Ohio  Tax-Free  Fund,
with  respect to each class of shares  offered,  may use a tax  equivalency
table  in  advertising  and  sales  literature.   The  interest  earned  on
tax-exempt  securities in either Fund's  portfolio  generally  remains free from  federal  regular  income  tax and is free from Ohio  personal  income
taxes.  The  tables  below  provide   tax-equivalent  yields  for  selected
tax-exempt  yields.  Some  portion  of either  Fund's  income may result in liability under the federal  alternative  minimum tax and may be subject to state and local taxes.

                     Taxable Yield Equivalent For 2002
              Combined Federal And State Of Ohio Income Taxes

------------ ---------- ---------- --------------------------------------------
TAX
BRACKET:
FEDERAL         10.00%     15.00%      27.00%     30.00%     35.00%     39.60%

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
COMBINED
FEDERAL &      12.972%    19.457%     32.201%    36.900%    42.500%    47.100%
STATE

------------ ------------------------------------------------------------------
------------ ------------------------------------------------------------------
SINGLE              $0 -   $6,001 -   $27,951-   $67,701-  $141,251-      OVER
RETURN:         $6,000    $27,950     $67,700   $141,250   $307,050   $307,050

------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.57%      0.62%       0.74%      0.79%      0.87%      0.93%

      1.00%      1.15%      1.24%       1.47%      1.58%      1.74%      1.86%

      1.50%      1.72%      1.86%       2.21%      2.38%      2.61%      2.78%

      2.00%      2.30%      2.48%       2.95%      3.17%      3.48%      3.71%

      2.50%      2.87%      3.10%       3.69%      3.96%      4.35%      4.64%

      3.00%      3.45%      3.72%       4.42%      4.75%      5.22%      5.57%

      3.50%      4.02%      4.35%       5.16%      5.55%      6.09%      6.49%

      4.00%      4.60%      4.97%       5.90%      6.34%      6.96%      7.42%

      4.50%      5.17%      5.59%       6.64%      7.13%      7.83%      8.35%

      5.00%      5.75%      6.21%       7.37%      7.92%      8.70%      9.28%

      5.50%      6.32%      6.83%       8.11%      8.72%      9.57%     10.20%

      6.00%      6.89%      7.45%       8.85%      9.51%     10.43%     11.13%

      6.50%      7.47%      8.07%       9.59%     10.30%     11.30%     12.06%

      7.00%      8.04%      8.69%      10.32%     11.09%     12.17%     12.99%

      7.50%      8.62%      9.31%      11.06%     11.89%     13.04%     13.91%

      8.00%      9.19%      9.93%      11.80%     12.68%     13.91%     14.84%

      8.50%      9.77%     10.55%      12.54%     13.47%     14.78%     15.77%

      9.00%     10.34%     11.17%      13.27%     14.26%     15.65%     16.70%

The maximum  marginal tax rate for each bracket was used in calculating the taxable yield  equivalent.  Furthermore,  additional  state and local taxes paid on comparable  taxable  investments  were not used to increase federal deductions.

                     Taxable Yield Equivalent For 2002
        Combined Federal And State Of Ohio Income Taxes (continued)

------------ ---------- ---------- --------------------------------------------
TAX
BRACKET:
FEDERAL         10.00%     15.00%      27.00%     30.00%     35.00%     39.60%

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
COMBINED
FEDERAL &      14.457%    20.201%     33.900%    36.900%    42.500%    47.100%
STATE

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
JOINT               $0 -  $12,001 -   $46,701-  $112,851-  $171,951-      OVER
RETURN:        $12,000    $46,700    $112,850   $171,950   $307,050   $307,050

------------ ------------------------------------------------------------------
------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.58%      0.63%       0.76%      0.79%      0.87%      0.93%

      1.00%      1.17%      1.25%       1.51%      1.58%      1.74%      1.86%

      1.50%      1.75%      1.88%       2.27%      2.38%      2.61%      2.78%

      2.00%      2.34%      2.51%       3.03%      3.17%      3.48%      3.71%

      2.50%      2.92%      3.13%       3.78%      3.96%      4.35%      4.64%

      3.00%      3.51%      3.76%       4.54%      4.75%      5.22%      5.57%

      3.50%      4.09%      4.39%       5.30%      5.55%      6.09%      6.49%

      4.00%      4.68%      5.01%       6.05%      6.34%      6.96%      7.42%

      4.50%      5.26%      5.64%       6.81%      7.13%      7.83%      8.35%

      5.00%      5.85%      6.27%       7.56%      7.92%      8.70%      9.28%

      5.50%      6.43%      6.89%       8.32%      8.72%      9.57%     10.20%

      6.00%      7.01%      7.52%       9.08%      9.51%     10.43%     11.13%

      6.50%      7.60%      8.15%       9.83%     10.30%     11.30%     12.06%

      7.00%      8.18%      8.77%      10.59%     11.09%     12.17%     12.99%

      7.50%      8.77%      9.40%      11.35%     11.89%     13.04%     13.91%

      8.00%      9.35%     10.03%      12.10%     12.68%     13.91%     14.84%

      8.50%      9.94%     10.65%      12.86%     13.47%     14.78%     15.77%

      9.00%     10.52%     11.28%      13.62%     14.26%     15.65%     16.70%

The maximum  marginal tax rate for each bracket was used in calculating the taxable yield  equivalent.  Furthermore,  additional  state and local taxes paid on comparable  taxable  investments  were not used to increase federal deductions.

The  charts  above  are  for  illustrative  purposes  only.  They  are  not indicators of past or future performance.

      *The  income  brackets  applicable  to  the  state  of  Ohio  do  not correspond  to the Federal  taxable  income  brackets.  In  addition,  Ohio taxable  income  will  likely be  different  than  Federal  taxable  income because it is computed by reference to Federal  adjusted gross income (AGI)
with specifically-defined  Ohio modifications and exemptions,  and does not consider  many of the  deductions  allowed  from  Federal AGI in  computing
Federal taxable income.  No other state tax credits,  exemptions,  or local taxes have been taken into  account in  arriving at the  combined  marginal tax  rate.  In 1999,  due to the state  having  surplus  revenue,  a 3.627%
across the board  reduction  in the Ohio income tax rates for 1999 only was effected  pursuant to Ohio Revised Code sections 131.44 and 5747.02.  It is not yet known  whether a reduction  in the Ohio income tax rates will occur in 2000. A reduction in Ohio income tax rates,  such at the 1999 reduction, has the effect of  reducing  the  after-tax  advantage  of Ohio  tax-exempt securities  relative  to taxable  securities.  The income  amount  shown is income  subject to federal  income tax  reduced by  adjustments  to income, exemptions,  and itemized deductions (including the deduction for state and local income taxes). If the standard  deduction is taken for Federal income tax purposes,  the taxable  equivalent  yield required to equal a specified tax-exempt  yield is at least as great as that  shown in the  table.  It is assumed  that the investor is not subject to the  alternative  minimum tax.
Where  applicable,   investors  should  consider  the  benefit  of  certain
itemized  deductions and the benefit of personal  exemptions are limited in the case of higher  income  individuals.  For 2000,  taxpayers  with AGI in excess of a threshold  amount of  approximately  $128,950 are subject to an overall  limitation on certain itemized  deductions,  requiring a reduction in such  deductions  equal to the  lesser of (i) 3% of AGI in excess of the threshold  amount  or (ii) 80% of the  amount of such  itemized  deductions otherwise  allocable.  The benefit of each personal exemption is phased out at the rate of two percentage  points for each $2,800 (or fraction thereof)
of AGI in the  phase-out  zone.  For  single  taxpayers,  the  range of AGI comprising  the phase-out zone for 2000 is estimated to be from $128,950 to
$251,450 and for married  taxpayers filling a joint return from $193,400 to
$315,900.  The  Federal  tax  brackets,  the  threshold  amounts  at  which itemized  deductions  are  subject to  reduction,  and the range over which personal  exemptions are phased out will be further  adjusted for inflation each year after 2000.

                          MICHIGAN TAX-FREE FUND

            The Michigan Tax-Free Fund, with respect to each class of
shares offered, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax and is free from Michigan personal income taxes. Some portion of this Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes. The table below provides tax-equivalent yields for selected tax-exempt yields.

                     TAXABLE YIELD EQUIVALENT FOR 2002
            COMBINED FEDERAL AND STATE OF MICHIGAN INCOME TAXES

------------ ---------- ---------- --------------------------------------------
TAX
BRACKET:
FEDERAL         10.00%     15.00%      27.00%     30.00%     35.00%     39.60%

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
COMBINED
FEDERAL &       14.10%     19.10%      31.10%     34.10%     39.10%     43.70%
STATE

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
JOINT               $0 -  $12,001 -   $46,701-  $112,851-  $171,951-      OVER
RETURN:        $12,000    $46,700    $112,850   $171,950   $307,050   $307,050

------------ ------------------------------------------------------------------
------------ ------------------------------------------------------------------
SINGLE              $0 -   $6,001 -   $27,951-   $67,701-  $141,251-      OVER
RETURN:         $6,000    $27,950     $67,700   $141,250   $307,050   $307,050

------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.58%       062%       0.73%      0.76%      0.82%      0.87%

      1.00%      1.16%      1.24%       1.45%      1.52%      1.64%      1.75%

      1.50%      1.75%      1.85%       2.18%      2.28%      2.46%      2.62%

      2.00%      2.33%      2.47%       2.90%      3.03%      3.28%      3.49%

      2.50%      2.91%      3.09%       3.63%      3.79%      4.11%      4.36%

      3.00%      3.49%      3.71%       4.35%      4.55%      4.93%      5.24%

      3.50%      4.07%      4.33%       5.08%      5.31%      5.75%      6.11%

      4.00%      4.66%      4.94%       5.81%      6.07%      6.57%      6.98%

      4.50%      5.24%      5.56%       6.53%      6.83%      7.39%      7.85%

      5.00%      5.82%      6.18%       7.26%      7.59%      8.21%      8.73%

      5.50%      6.40%      6.80%       7.98%      8.35%      9.03%      9.60%

      6.00%      6.98%      7.42%       8.71%      9.10%      9.85%     10.47%

      6.50%      7.57%      8.03%       9.43%      9.86%     10.67%     11.34%

      7.00%      8.15%      8.65%      10.16%     10.62%     11.49%     12.22%

      7.50%      8.73%      9.27%      10.89%     11.38%     12.32%     13.09%

      8.00%      9.31%      9.89%      11.61%     12.14%     13.14%     13.96%

      8.50%      9.90%     10.51%      12.34%     12.90%     13.96%     14.83%

      9.00%     10.48%     11.12%      13.06%     13.66%     14.78%     15.71%

The maximum  marginal tax rate for each bracket was used in calculating the taxable  yield  equivalent.  Additional  state  and  local  taxes  paid  on
comparable   taxable   investments   were  not  used  to  increase  federal
deductions.  Furthermore, no adjustment was made to reflect available state tax deductions on federal returns.

                             FLORIDA TAX-FREE MONEY FUND
The  Florida  Tax-Free  Money  Fund,  with  respect to each class of shares offered,  may  use  a  tax  equivalency  table  in  advertising  and  sales literature.  The interest  earned on  tax-exempt  securities in this Fund's portfolio  generally  remains free from federal  regular  income tax.  Some portion of this  Fund's  income may result in  liability  under the federal alternative  minimum tax. The table below  provides  tax-equivalent  yields for selected tax-exempt yields.

                     TAXABLE YIELD EQUIVALENT FOR 2002
                STATE OF FLORIDA--FEDERAL INCOME TAXES ONLY

------------ ---------- ---------- --------------------------------------------
TAX
BRACKET:
FEDERAL         10.00%     15.00%      27.00%     30.00%     35.00%     39.60%

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
JOINT               $0 -  $12,001 -   $46,701-  $112,851-  $171,951-      OVER
RETURN:        $12,000    $46,700    $112,850   $171,950   $307,050   $307,050

------------ ------------------------------------------------------------------
------------ ------------------------------------------------------------------
SINGLE              $0 -   $6,001 -   $27,951-   $67,701-  $141,251-      OVER
RETURN:         $6,000    $27,950     $67,700   $141,250   $307,050   $307,050

------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.66%      0.69%       0.78%      0.81%      0.87%      0.91%

      1.00%      1.21%      1.28%       1.47%      1.53%      1.64%      1.73%

      1.50%      1.77%      1.86%       2.15%      2.24%      2.41%      2.54%

      2.00%      2.32%      2.45%       2.84%      2.96%      3.18%      3.36%

      2.50%      2.88%      3.04%       3.52%      3.67%      3.95%      4.17%

      3.00%      3.43%      3.63%       4.21%      4.39%      4.72%      4.99%

      3.50%      3.99%      4.22%       4.89%      5.10%      5.48%      5.80%

      4.00%      4.54%      4.81%       5.58%      5.81%      6.25%      6.61%

      4.50%      5.10%      5.39%       6.26%      6.53%      7.02%      7.43%

      5.00%      5.66%      5.98%       6.95%      7.24%      7.79%      8.24%

      5.50%      6.21%      6.57%       7.63%      7.96%      8.56%      9.06%

      6.00%      6.77%      7.16%       8.32%      8.67%      9.33%      9.87%

      6.50%      7.32%      7.75%       9.00%      9.39%     10.10%     10.69%

      7.00%      7.88%      8.34%       9.69%     10.10%     10.87%     11.50%

      7.50%      8.43%      8.92%      10.37%     10.81%     11.64%     12.31%

      8.00%      8.99%      9.51%      11.06%     11.53%     12.41%     13.13%

      8.50%      9.54%     10.10%      11.74%     12.24%     13.18%     13.94%

      9.00%     10.10%     10.69%      12.43%     12.96%     13.95%     14.76%

Note:  The State of Florida levies a tax on intangible personal property, such as stocks, bonds and other evidences of indebtedness.  For Individual
Filers the first $250,000 of total taxable assets are exempt.  Assets above $250,000 are taxed at $1.00 per $1,000 of value as of value as of
January 1st.  For Joint Filers the first $500,000 of total taxable assets are exempt.  Assets above $500,000 are taxed at $1.00 per $1,000 of value as of January 1st.  Because this is a tax on the value of an investment as opposed to the income generated therefrom, it becomes more difficult to include its effect in an income-derived equivalent yield table.  In an effort to simplify your analysis, this table has been prepared assuming an across-the-board 10 basis point incremental benefit resulting from the avoidance of this tax.

The maximum  marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

                                FINANCIAL STATEMENTS

       The  audited  financial  statements  of the Funds for the year ended
December 31, 2001, and the report of KPMG LLP, independent  auditors,  will be  incorporated  herein by  reference  from the Trust's  Annual  Report to
Shareholders  for  the  year  ended  December  31,  2001,  which  has  been previously  sent to  shareholders of each Fund pursuant to Section 30(d) of the  1940  Act and  previously  filed  with  the  Securities  and  Exchange
Commission.  A copy of the Annual  Report to  Shareholders  may be obtained without charge by contacting the Trust.

                                      APPENDIX

       The   nationally   recognized   statistical   rating   organizations
(individually,  an  "NRSRO")  that may be utilized by the Funds with regard to portfolio  investments for the Funds include Moody's Investors  Service,
Inc. ("Moody's"),  Standard & Poor's Corporation ("S&P"),  Fitch IBCA, Duff
& Phelps ("Fitch  IBCA"),  and Thomson  BankWatch,  Inc.  ("Thomson").  Set
forth below is a  description  of the relevant  ratings of each such NRSRO.
The NRSROs that may be utilized  by the Funds and the  description  of each
NRSRO's  ratings  is as  of  the  date  of  this  Statement  of  Additional
Information, and may subsequently change.

Long -Term Debt  Ratings (may be assigned,  for example,  to corporate  and municipal bonds)

Description  of the  long-term  debt  ratings by Moody's  (Moody's  applies numerical  modifiers  (1,2, and 3) in each rating  category to indicate the security's ranking within the category):

Aaa         Bonds  which  are  rated  Aaa  are  judged  to be of  the  best quality.  They carry the smallest degree of investment risk and are generally  referred to as "gilt edged."  Interest  payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various protective elements are likely to change,  such  changes as can be  visualized  are most unlikely to impair the  fundamentally  strong  position of such issues.

Aa          Bonds  which are rated Aa are  judged to be of high  quality by all  standards.  Together with the Aaa group they comprise what are generally known as high-grade  bonds.  They are rated lower than the best bonds because  margins of  protection  may not be as large as in Aaa  securities  or  fluctuation  of  protective elements  may be of  greater  amplitude  or there  may be other elements  present which make the long-term risk appear somewhat larger than the Aaa securities.

A           Bonds  which  are  rated A possess  many  favorable  investment attributes  and  are  to be  considered  as  upper-medium-grade obligations.  Factors giving security to principal and interest are  considered  adequate,  but elements  may be present  which suggest a susceptibility to impairment some time in the future.

Baa         Bonds  which  are  rated  Baa are  considered  as  medium-grade obligations  (i.e.,  they  are  neither  highly  protected  nor poorly  secured).  Interest  payments  and  principal  security
            appear   adequate  for  the  present  but  certain   protective
            elements   may  be   lacking   or  may  be   characteristically
            unreliable  over any great  length  of time.  Such  bonds  lack
            outstanding   investment   characteristics  and  in  fact  have
            speculative characteristics as well.

Ba          Bonds  which  are  rated  Ba are  judged  to  have  speculative elements;  their future cannot be  considered as  well-assured.
            Often the protection of interest and principal  payments may be very  moderate,  and thereby not well  safeguarded  during both good and bad times over the  future.  Uncertainty  of  position characterizes bonds in this class.

B           Bonds which are rated B generally lack  characteristics  of the desirable  investment.  Assurance  of  interest  and  principal payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa         Bonds  which are rated CAA are of poor  standing.  Such  issues may be in default or there may be  present  elements  of danger with respect to principal or interest.

Ca          Bonds  which  are  rated CA  represent  obligations  which  are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C           Bonds  which are rated C are the  lowest-rated  class of bonds, and issues so rated can be  regarded as having  extremely  poor prospects of ever attaining any real investment standing.

Description  of the long-term debt ratings by S&P (S&P may apply a plus (+)
or  minus  (-) to a  particular  rating  classification  to  show  relative standing within that classification):

AAA         An obligation  rated `AAA' has the highest  rating  assigned by
            Standard  &  Poor's.   The  obligor's   capacity  to  meet  its
            financial commitment on the obligation is extremely strong.

AA          An  obligation  rated  `AA'  differs  from  the  highest  rated obligations  only in small degree.  The  obligor's  capacity to meet its financial commitment on the obligation is very strong.

A           An  obligation  rated `A' is somewhat more  susceptible  to the adverse  effects  of  changes  in  circumstances  and  economic
            conditions  than   obligations  in  higher  rated   categories.
            However,   the   obligor's   capacity  to  meet  its  financial
            commitment on the obligation is still strong.

BBB         An  obligation   rated  `BBB'  exhibits   adequate   protection
            parameters.  However,  adverse economic  conditions or changing circumstances  are more  likely to lead to a weakened  capacity of  the  obligor  to  meet  its  financial  commitment  on  the obligation.  Obligations rated `BB', `B', `CCC',  `CC', and `C'
            are    regarded    as    having     significant     speculative
            characteristics.   `BB'   indicates   the   least   degree   of
            speculation and `C' the highest.  While such  obligations  will likely have some quality and protective characteristics,  these may be outweighed by large  uncertainties or major exposures to adverse conditions.

BB          An obligation  rated `BB' is less vulnerable to nonpayment than other  speculative  issues.  However,  it faces  major  ongoing uncertainties or exposure to adverse  business,  financial,  or
            economic   conditions   which  could  lead  to  the   obligor's
            inadequate  capacity to meet its  financial  commitment  on the obligation.

B           Debt  rated  B has  a  greater  vulnerability  to  default  but currently  has the  capacity  to  meet  interest  payments  and principal repayments.  Adverse business, financial, or economic conditions  will likely impair  capacity or  willingness to pay interest  and repay  principal.  The B rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied BB or BB- rating.

CCC         Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent upon favorable business,  financial, and economic  conditions to meet timely payment of interest and repayment  of  principal.  In the  event of  adverse  business, financial,  or  economic  conditions,  it is not likely to have the  capacity  to pay  interest  and repay  principal.  The CCC rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied B or B- rating.
CC          The rating CC  typically  is applied  to debt  subordinated  to senior  debt that is  assigned  an actual or  implied  CCC debt rating.

C           The  rating C  typically  is applied  to debt  subordinated  to senior  debt which is  assigned  an actual or implied  CCC debt rating.  The C rating may be used to cover a situation  where a bankruptcy  petition has been filed,  but debt service payments are continued.

Description of long-term debt ratings by Fitch IBCA:

AAA         Highest  credit  quality.   `AAA'  ratings  denote  the  lowest
            expectation  of credit risk.  They are assigned only in case of exceptionally  strong  capacity for timely payment of financial commitments.  This capacity is highly  unlikely to be adversely affected by foreseeable events.

AA          Very  high  credit  quality.  `AA'  ratings  denote  a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial  commitments.  This capacity is not significantly vulnerable to foreseeable events.

A           High credit  quality.  `A' ratings denote a low  expectation of credit  risk.  The  capacity  for timely  payment of  financial
            commitments   is   considered   strong.   This   capacity  may,
            nevertheless,  be more  vulnerable to changes in  circumstances or in economic conditions than is the case for higher ratings.

BBB         Bonds  considered  to be investment  grade and of  satisfactory credit  quality.  The  obligor's  ability to pay  interest  and repay  principal is considered to be adequate.  Adverse changes in economic  conditions and  circumstances,  however,  are more likely to have  adverse  impact on these bonds,  and  therefore impair  timely  payment.  The  likelihood  that the  ratings of these  bonds will fall below  investment  grade is higher  than for bonds with higher ratings.

BB          Bonds are considered speculative.  The obligor's ability to pay interest  and  repay  principal  may be  affected  over time by adverse  economic  changes.  However,  business  and  financial alternatives  can be identified  which could assist the obligor in satisfying its debt service requirements.

B           Bonds are considered  highly  speculative.  While bonds in this class are  currently  meeting  debt service  requirements,  the probability  of  continued  timely  payment  of  principal  and interest  reflects the obligor's  limited  margin of safety and
            the  need  for  reasonable   business  and  economic   activity
            throughout the life of the issue.

CCC         Bonds have certain identifiable  characteristics  which, if not remedied,  may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC          Bonds are minimally  protected.  Default in payment of interest and/or principal seems probable over time.

C           Bonds are imminent default in payment of interest or principal.

Short -Term Debt  Ratings  (may be assigned,  for  example,  to  commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1     Issuers  rated  Prime-1  (or  supporting  institutions)  have a superior  ability  for  repayment  of  senior  short-term  debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o     Conservative   capitalization   structure  with  moderate
                  reliance on debt and ample asset protection.

            o     Broad  margins in earnings  coverage  of fixed  financial
                  charges and high internal cash generation.

            o     Well-established  access to a range of financial  markets
                  and assured sources of alternate liquidity.

Prime-2     Issuers  rated  Prime-2  (or  supporting  institutions)  have a
            strong  ability  for  repayment  of  senior   short-term   debt
            obligations.  This will  normally be  evidenced  by many of the characteristics  cited above but to a lesser  degree.  Earnings trends and coverage  ratios,  while sound,  may be more subject
            to  variation.  Capitalization  characteristics,   while  still
            appropriate,  may be  more  affected  by  external  conditions.
            Ample alternate liquidity is maintained.

Prime-3     Issuers  rated  Prime-3 (or  supporting  institutions)  have an
            acceptable   ability  for   repayment   of  senior   short-term
            obligations.  The effect of industry characteristics and market compositions  may be more  pronounced.  Variability in earnings and  profitability  may  result in changes in the level of debt
            protection   measurements  and  may  require   relatively  high
            financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1         A  short-term  obligation  rated  `A-1' is rated in the highest category by Standard & Poor's.  The obligor's  capacity to meet its financial  commitment on the  obligation is strong.  Within this category,  certain  obligations are designated with a plus sign (+). This  indicates  that the obligor's  capacity to meet its  financial  commitment  on these  obligations  is extremely strong.

A-2         A   short-term   obligation   rated  `A-2'  is  somewhat   more
            susceptible to the adverse effects of changes in  circumstances and  economic  conditions  than  obligations  in higher  rating
            categories.   However,  the  obligor's  capacity  to  meet  its
            financial commitment on the obligation is satisfactory.

A-3         A  short-term   obligation   rated  `A-3'   exhibits   adequate
            protection parameters.  However, adverse economic conditions or changing  circumstances  are more  likely to lead to a weakened capacity of the  obligor to meet its  financial  commitment  on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1          Highest credit quality.  Indicates the Best capacity for timely payment  of  financial  commitments;  may have an added  "+" to denote any exceptionally strong credit feature.

F2          Good  credit  quality.  A  satisfactory   capacity  for  timely
            payment of financial  commitments,  but the margin of safety is not as great as in the case of the higher ratings.

F3          Fair  credit  quality.  The  capacity  for  timely  payment  of financial commitments is adequate;  however,  near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings

Moody's  description  of its two  highest  short-term  loan/municipal  note ratings:

MIG 1/VMIG 1 This designation  denotes  superior credit quality.  Excellent
protection  is  afforded  by  established   cash  flows,   highly  reliable
liquidity  support,  or demonstrated  broad-based  access to the market for refinancing.

MIG 2/VMIG 2 This  designation  denotes strong credit  quality.  Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

            Thomson  BankWatch,  Inc.  ("TBW")  ratings  are  based  upon a qualitative  and  quantitative  analysis  of  all  segments  of  the
       organization  including,  where  applicable,   holding  company  and
       operating subsidiaries.

            BankWatch(TM)  Ratings do not constitute a  recommendation  to buy or sell  securities of any of these  companies.  Further,  BankWatch
       does  not  suggest  specific   investment  criteria  for  individual
       clients.

       The TBW Short-Term  Ratings apply to commercial paper,  other senior short-term  obligations  and deposit  obligations of the entities to which the rating has been assigned.

       The TBW Short-Term  Rating apply only to unsecured  instruments that have a maturity of one year or less.

       The TBW Short-Term Ratings  specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1       The highest  category;  indicates a very high  likelihood  that principal and interest will be paid on a timely basis.

TBW-2       The  second-highest   category;  while  the  degree  of  safety
            regarding   timely  repayment  of  principal  and  interest  is
            strong,  the  relative  degree  of safety is not as high as for issues rated TBW-1.

TBW-3       The lowest investment-grade category;  indicates that while the obligation is more  susceptible to adverse  developments  (both internal  and  external)  than those with higher  ratings,  the capacity to service  principal and interest in a timely fashion is considered adequate.

TBW-4       The lowest  rating  category;  this  rating is  regarded as non investment grade and therefore speculative.